EXHIBIT 99.3



                                 LOAN AGREEMENT

                       AMONG GCI CABLE, INC., AS BORROWER;

                         TORONTO DOMINION (TEXAS), INC.,

                        CREDIT LYONNAIS NEW YORK BRANCH,

                         THE CHASE MANHATTAN BANK N.A.,

                         AND NATIONSBANK OF TEXAS, N.A.,

                               AS MANAGING AGENTS;

                           NATIONSBANK OF TEXAS, N.A.,

                              AS SYNDICATION AGENT;

                        CREDIT LYONNAIS NEW YORK BRANCH,

                             AS DOCUMENTATION AGENT;

             BANQUE PARIBAS AND THE BANK OF NEW YORK, AS CO-AGENTS;

                       THE BANKS WHOSE NAMES ARE SET FORTH

                       ON THE SIGNATURE PAGES HEREOF; AND

                         TORONTO DOMINION (TEXAS), INC.,

                             AS ADMINISTRATIVE AGENT

                     FOR THE MANAGING AGENTS AND THE BANKS.

                             AS OF OCTOBER 31, 1996.




                                          General Communication, Inc. - Form 8-K

                                             TABLE OF CONTENTS


ARTICLE 1           Definitions........................................................................  3

ARTICLE 2           The Loans.......................................................................... 19

      Section 2.1      The Loans....................................................................... 19
      Section 2.2      Manner of Borrowing and Disbursement............................................ 19
      Section 2.3      Interest........................................................................ 22
      Section 2.4      Fees and Additional Compensation................................................ 24
      Section 2.5      Voluntary Prepayment/Voluntary Reduction of Commitment.......................... 25
      Section 2.6      Scheduled Reduction of Commitment............................................... 25
      Section 2.7      Mandatory Reduction of Commitment............................................... 26
      Section 2.8      Notes; Loan Accounts............................................................ 27
      Section 2.9      Manner of Payment............................................................... 27
      Section 2.10     Reimbursement................................................................... 28
      Section 2.11     Pro Rata Treatment.............................................................. 29
      Section 2.12     Capital Adequacy................................................................ 29
      Section 2.13     Bank Tax Forms.................................................................. 30
      Section 2.14     Letters of Credit............................................................... 30

ARTICLE 3           Conditions Precedent............................................................... 34

      Section 3.1      Conditions Precedent to Initial Advance......................................... 34
      Section 3.2      Conditions Precedent to Each Advance............................................ 37
      Section 3.3      Conditions Precedent to Issuance of Each Letter of Credit....................... 38

ARTICLE 4           Representations and Warranties..................................................... 38

      Section 4.1      Representations and Warranties.................................................. 38
      Section 4.2      Survival of Representations and Warranties etc.................................. 45

ARTICLE 5           General Covenants.................................................................. 45

      Section 5.1      Preservation of Existence and Similar Matters................................... 45
      Section 5.2      Business: Compliance with Applicable Law........................................ 45
      Section 5.3      Maintenance of Properties....................................................... 46
      Section 5.4      Accounting Methods and Financial Records........................................ 46
      Section 5.5      Insurance....................................................................... 46
      Section 5.6      Payment of Taxes and Claims..................................................... 47
      Section 5.7      Visits and Inspections.......................................................... 47
      Section 5.8      Payment of Indebtedness......................................................... 47
      Section 5.9      Use of Proceeds................................................................. 47
      Section 5.10     Management...................................................................... 47
      Section 5.11     Real Estate..................................................................... 47
      Section 5.12     Indemnity....................................................................... 48
      Section 5.13     Payment of Wages................................................................ 48
      Section 5.14     Interest Rate Hedging........................................................... 48
      Section 5.15     ERISA........................................................................... 48
      Section 5.16     Further Assurances.............................................................. 49



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                                                                        Page 155

ARTICLE 6           Information Covenants.............................................................. 49

      Section 6.1      Quarterly Financial Statements and Information.................................. 49
      Section 6.2      Annual Financial Statements and Information; Certificate of No Default.......... 49
      Section 6.3      Performance Certificates........................................................ 50
      Section 6.4      Monthly Reports................................................................. 50
      Section 6.5      Copies of Other Reports......................................................... 50
      Section 6.6      Notice of Litigation and Other Matters.......................................... 51

ARTICLE 7           Negative Covenants................................................................. 52

      Section 7.1      Indebtedness of the Borrower.................................................... 52
      Section 7.2      Investments..................................................................... 53
      Section 7.3      Limitation on Liens............................................................. 53
      Section 7.4      Amendment and Waiver............................................................ 53
      Section 7.5      Liquidation; Disposition or Acquisition of Assets............................... 53
      Section 7.6      Limitation on Guaranties........................................................ 54
      Section 7.7      Restricted Payments and Purchases............................................... 54
      Section 7.8      Leverage Ratio.................................................................. 55
      Section 7.9      Interest Coverage Ratio......................................................... 55
      Section 7.10     Annualized Operating Cash Flow to Pro Forma Debt Service Ratio.................. 55
      Section 7.11     Fixed Charges Coverage Ratio.................................................... 56
      Section 7.12     Affiliate Transactions.......................................................... 56
      Section 7.13     Real Estate..................................................................... 56
      Section 7.14     Transfer of Interests........................................................... 56
      Section 7.15     ERISA Liabilities............................................................... 56
      Section 7.16     Consolidated Tax Returns........................................................ 56
      Section 7.17     Capital Expenditures............................................................ 57

ARTICLE 8           Default............................................................................ 57

      Section 8.1      Events of Default............................................................... 57
      Section 8.2      Remedies........................................................................ 60

ARTICLE 9           Change in Circumstances Affecting Eurodollar Advances.............................. 62

      Section 9.1      Eurodollar Basis Determination Inadequate....................................... 62
      Section 9.2      Illegality...................................................................... 62
      Section 9.3      Increased Costs................................................................. 63
      Section 9.4      Effect On Other Advances........................................................ 64

ARTICLE 10          The Administrative Agent and the Managing Agents................................... 64

      Section 10.1     Appointment and Authorization................................................... 64
      Section 10.2     Interest Holders................................................................ 65
      Section 10.3     Consultation with Counsel....................................................... 65
      Section 10.4     Documents....................................................................... 65
      Section 10.5     Affiliates...................................................................... 65
      Section 10.6     Responsibility of the Administrative Agent...................................... 65



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                                                                        Page 156

      Section 10.7     Action by Administrative Agent.................................................. 66
      Section 10.8     Notice of Default or Event of Default........................................... 66
      Section 10.9     Responsibility Disclaimed....................................................... 67
      Section 10.10    Indemnification................................................................. 67
      Section 10.11    Credit Decision................................................................. 67
      Section 10.12    Successor Administrative Agent.................................................. 67
      Section 10.13    Administrative Agent May File Proofs of Claim................................... 68

ARTICLE 11          Miscellaneous...................................................................... 69

      Section 11.1     Notices......................................................................... 69
      Section 11.2     Expenses........................................................................ 71
      Section 11.3     Waivers......................................................................... 71
      Section 11.4     Determination by Administrative Agent Presumptively Correct and Binding......... 72
      Section 11.5     Set-Off......................................................................... 72
      Section 11.6     Assignment...................................................................... 73
      Section 11.7     Accounting Principles........................................................... 75
      Section 11.8     Counterparts.................................................................... 75
      Section 11.9     Governing Law................................................................... 75
      Section 11.10    Severability.................................................................... 75
      Section 11.11    Interest and Charges............................................................ 75
      Section 11.12    Headings........................................................................ 76
      Section 11.13    Amendment and Waiver............................................................ 76
      Section 11.14    Entire Agreement................................................................ 76
      Section 11.15    Other Relationships............................................................. 76
      Section 11.16    Loan Documents.................................................................. 76
      Section 11.17    Confidential Treatment.......................................................... 76
      Section 11.18    Reliance on and Survival of Various Provisions.................................. 77



                                          General Communication, Inc. - Form 8-K

                                                 EXHIBITS

Exhibit A          -    Form of Assignment and Assumption Agreement
Exhibit B          -    Form of Assignment of Partnership Interests
Exhibit C          -    Form of Borrower's Pledge Agreement
Exhibit D          -    Form of Note
Exhibit E          -    Form of Parent's Pledge Agreement
Exhibit F-1        -    Form of Request for Advance
Exhibit F-2        -    Form of Request for Advance (Initial Advance)
Exhibit G          -    Form of Request for Issuance of Letter of Credit
Exhibit H          -    Form of Security Agreement
Exhibit I          -    Form of Subordination and Assignment of Management
                        Agreement
Exhibit J          -    Form of Subsidiary Guaranty
Exhibit K          -    Form of Subsidiary Security Agreement
Exhibit L          -    Form of Use of Proceeds Letter
Exhibit M          -    Form of Loan Certificate
Exhibit N-1        -    Form of Opinion of Borrower's General Counsel
Exhibit N-2        -    Form of Opinion of Prior Borrower's Counsel
Exhibit N-3        -    Form of Opion of special APUC counsel
Exhibit N-4        -    Form of Opinion of Borrower's FCC Counsel
Exhibit O          -    Form of Certificate of Financial Condition
Exhibit P          -    Form of Monthly Operating Report
Exhibit Q          -    Form of Subordination Agreement

SCHEDULES*

Schedule 1         -    Letters of Credit as of the Agreement Date
Schedule 2         -    List of Licenses
Schedule 3         -    Liens of Record as of the Agreement Date
Schedule 4         -    List of Pole Agreements
Schedule 5         -    Description of Real Estate
Schedule 6         -    Exceptions to Necessary Authorizations
Schedule 7         -    List of Subsidiaries and Ownership Interests Therein
Schedule 8         -    Overbuilding; Competing Franchises
Schedule 9         -    Litigation
Schedule 10        -    Environmental Matters
Schedule 11        -    Agreements with Affiliates
Schedule 12        -    Indebtedness
Schedule 13        -    Notice Addresses




* Not included in document submitted as exhibit to the Form 8-K Current Report for General Communication, Inc. for event as of October 31, 1996.



                                          General Communication, Inc. - Form 8-K

                                 LOAN AGREEMENT
                       AMONG GCI CABLE, INC., AS BORROWER;
 TORONTO DOMINION (TEXAS), INC., CREDIT LYONNAIS NEW YORK BRANCH, THE CHASE
            MANHATTAN BANK N.A., AND NATIONSBANK OF TEXAS, N.A., AS
                                MANAGING AGENTS;
                           NATIONSBANK OF TEXAS, N.A.,
                              AS SYNDICATION AGENT;
                        CREDIT LYONNAIS NEW YORK BRANCH,
                             AS DOCUMENTATION AGENT;
             BANQUE PARIBAS AND THE BANK OF NEW YORK, AS CO-AGENTS;
                   THE BANKS WHOSE NAMES ARE SET FORTH ON THE
           SIGNATURE PAGES HEREOF; AND TORONTO DOMINION (TEXAS), INC.,
                             AS ADMINISTRATIVE AGENT
                     FOR THE MANAGING AGENTS AND THE BANKS.



                                    RECITALS


         WHEREAS, Prime Cable of Alaska, L.P., a Delaware limited partnership ("Prior Borrower"), The Toronto-Dominion Bank Trust Company (the "Prior Administrative Agent"), and the financial institutions named as "Banks" therein are party to a certain Loan Agreement dated as of June 30, 1989 (as amended, the "Prior Loan Agreement"); and

         WHEREAS, the Prior Borrower, the Administrative Agent, the Managing Agents and the Banks amended and restated the Prior Loan Agreement pursuant to the Amended and Restated Loan Agreement dated as of March 7, 1996 ("First Amended Loan Agreement"); and

         WHEREAS, the Borrower, pursuant to the GCI Acquisition (defined below) and simultaneously with the effectiveness of this Agreement, is acquiring a ninety-nine percent (99%) general partnership interest in the Prior Borrower, and GCI Cable Holdings, Inc., a wholly-owned subsidiary of the Borrower, is acquiring a one percent (1%) limited partnership interest in the Prior Borrower, as a result of which acquisitions the Borrower will acquire the Prime Cable System (as defined below); and

         WHEREAS, the Borrower, pursuant to the Rock and Cooke Acquisitions (as defined below) on or shortly after the Agreement Date, is acquiring the Alaska Cablevision System (as defined below) and the Alaskan Cable Network (as defined below); and

         WHEREAS, pursuant to the foregoing transactions, the Borrower, the Administrative Agent, the Managing Agents and the Banks have agreed to refinance the Loans outstanding under the First Amended Loan Agreement in order to, among



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                                                                        Page 159
other things, replace the Prior Borrower with the Borrower as the "Borrower" hereunder, increase the principal amount of the Commitment, and finance the Rock and Cooke Acquisitions;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows, as of the 31st day of October, 1996;

                                    ARTICLE 1

                                   Definitions

For the purposes of this Agreement:

         "Acquisition" shall mean (whether by purchase, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Borrower or its Subsidiaries (unless otherwise indicated) of any other Person, the accounts of which Person shall then become consolidated with the accounts of the Borrower in accordance with GAAP, or (ii) any acquisition by the Borrower of all or any substantial part of the assets of any other Person, or of assets in a material amount from any other Person.

         "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., a Delaware corporation, in its capacity as Administrative Agent for the Managing Agents and the Banks, or any successor Administrative Agent named pursuant to
Section 10.12 hereof.

         "Administrative Agent's Office" shall mean the office of the Administrative Agent located at Toronto Dominion (Texas), Inc., 909 Fannin, Suite 1700, Houston, Texas 77010, or such other office as may be designated pursuant to the provisions of Section 11.1 of this Agreement.

         "Advance" or "Advances" shall mean amounts advanced by the Banks to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing.

         "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under common control with, the Borrower. For purposes of this definition, "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than 10 percent (10%) of the voting securities or voting equity or partnership interests of such Person, or the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Agreement" shall mean this Agreement.

         "Agreement Date" shall mean October 31, 1996.

         "Alaska Cablevision System" shall mean the cable television systems which on or shortly after the Agreement Date shall be purchased by the Borrower pursuant to


                                          General Communication, Inc. - Form 8-K
the Rock and Cooke Acquisitions and which shall be owned, operated and maintained by the Borrower or its Subsidiaries.

         "Alaskan Cable Network System" shall mean the cable television systems which on or shortly after the Agreement Date shall be purchased by the Borrower pursuant to the Rock and Cooke Acquisitions and which shall be owned, operated and maintained by the Borrower or its Subsidiaries.

         "Annual Excess Cash Flow" shall mean, for any calendar year of the Borrower based on the audited financial statements required to be provided pursuant to Section 6.2 hereof, the Operating Cash Flow of the Borrower for such calendar year minus each of the following for such calendar year: (i) cash interest expense, (ii) the net permanent reduction of the outstanding principal amount of the Loans, (iii) bank fees, (iv) cash income tax payments, (v) Capital Expenditures, (vi) management fees, expenses, and other amounts paid in cash which were deferred in a prior period of the Borrower under the Management Agreement, (vii) payments made in respect of Capitalized Lease Obligations, and
(viii) any Investments made as permitted hereunder.

         "Annualized Operating Cash Flow" shall mean an amount equal to the Operating Cash Flow of the Borrower for a specified calendar quarter, multiplied by four (4).

         "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations, and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act of 1934, as amended, Environmental Laws, and Title 17 of the United States Code, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Applicable Margin" shall mean the interest rate margin applicable to Advances hereunder as determined in accordance with Section 2.3(f) hereof.

         "Assets" shall mean the assets of the Borrower.

         "Assignment and Assumption Agreement" shall mean that certain form of Assignment and Assumption Agreement, in substantially the form of Exhibit A attached hereto, pursuant to which each Bank may, as further provided in Section
11.6 hereof, sell a portion of its Commitment and Loans hereunder.

         "Assignment of Partnership Interests" shall mean the Assignment of Partnership Interests of even date, substantially in the form of Exhibit B attached hereto.

         "Authorized Signatory" shall mean such senior personnel of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower.

         "Banks" shall mean each of the Banks whose names are set forth as "Banks" on the signature pages hereof, and each direct or indirect assignee of any of the Banks


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                                                                        Page 161
which hereafter becomes a party to this Loan Agreement pursuant to and in accordance with Section 11.6 hereof; and "Bank" shall mean any one of the foregoing Banks.

         "Base Rate" shall mean, as of any date, a simple interest rate per annum equal to the greater of (x) the Prime Rate, or (y) the sum of (A) the Federal Funds Rate plus (B) five-eighths of one percent (5/8%). The Base Rate shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or the Federal Funds Rate, as the case may be, to account for such change.

         "Base Rate Advance" shall mean an Advance which the Borrower requests to be made as a Base Rate Advance or is converted to a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof, bearing interest at a per annum rate equal to the sum of the Base Rate plus the Applicable Margin, and which shall be in a principal amount of at least $500,000 and in an integral multiple of $100,000.

         "Borrower" shall mean GCI Cable, Inc., an Alaska corporation which is a wholly-owned Subsidiary of the Parent Company.

         "Borrower's Pledge Agreement" shall mean that certain Borrower's Pledge Agreement of even date, substantially in the form of Exhibit C attached hereto.

         "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in London, England, Houston, Texas, and New York, New York, as relevant to the determination to be made or action to be taken.

         "Cable Business" shall mean (i) the business of providing video and audio programming and data delivered via broadband coaxial and fiber optic cables to residential and commercial subscribers, and (ii) other activities that use cable and non-cable technologies to provide entertainment, voice and data transmission, educational and other services that are complementary to the business of the Systems.

         "Capital Expenditures" shall mean expenditures for the purchase of assets of long-term use which are capitalized in accordance with GAAP.

         "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

         "Change in Control" shall mean the occurrence of any one of the following: (i) a change in the ownership, in any transaction or series of transactions, involving a Person who is not a stockholder of Prime II Management, Inc., on the Agreement Date, of an aggregate of 20% or more of the outstanding common stock of Prime II Management, Inc.; (ii) Prime II Management, Inc. shall no longer be the sole general partner of Prime II Management, L.P.; or (iii) the Borrower and its Subsidiaries shall no longer be Subsidiaries of the Parent Company.

         "Co-Agents" shall mean Banque Paribas, The Bank of New York, and any other Person that becomes a Co-Agent hereunder.



                                          General Communication, Inc. - Form 8-K

         "Collateral" shall mean the Assets described as "Collateral" in the Security Agreement and the Subsidiary Security Agreement, the partnership interest and other assets pledged pursuant to the Assignment of Partnership Interests, the stock and other assets pledged pursuant to the Borrower's Pledge Agreement and the Parent's Pledge Agreement, or any real property or other property covered by any Mortgage, or any other property of any kind constituting collateral for the Obligations pursuant to any of the Loan Documents.

         "Commitment" shall mean, the several obligations of the Banks to advance the sum of up to $205,000,000 to the Borrower in accordance with their respective Commitment Ratios, as such obligation is reduced from time to time pursuant to the terms hereof.

         "Commitment Ratios" shall mean the percentages in which the Banks are severally bound to satisfy the Commitment to make Advances to the Borrower, as set forth below:


     Bank                                                     Commitment Ratio     Commitment
     ----                                                     ----------------     ----------
Toronto Dominion                                                  15.243902%    $ 31,250,000.00
(Texas), Inc.

NationsBank of Texas, N.A.                                        15.243902%    $ 31,250,000.00

Credit Lyonnais                                                   15.243902%    $ 31,250,000.00
New York Branch

The Chase Manhattan Bank N.A.                                     15.243902%    $ 31,250,000.00

The Bank of New York                                              12.195121%    $ 25,000,000.00

Banque Paribas                                                    12.195121%    $ 25,000,000.00

PNC Bank, National                                                 7.317073%    $ 15,000,000.00
Association

The First National Bank of                                         7.317073%    $ 15,000,000.00
Maryland

    TOTAL                                                             100%      $205,000,000.00

         "Debt Service" shall mean, for any period,  the sum for the Borrower of
(a) Total  Interest  Expense,  (b) Required  Repayments,  and (c) fees due under
Section 2.4(b), (c) and (d) hereof.

         "Default" shall mean any of the events specified in Section 8.1 hereof, regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

         "Default  Rate" shall mean a simple per annum  interest  rate equal to,
(a)  with  respect  to  outstanding  principal,  the sum of (i)  the  applicable
Interest Rate Basis, plus (ii) the Applicable Margin, plus (iii) two percent (2%), and (b) with respect to all


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                                                                        Page 163
other Obligations, the sum of (i) the Base Rate, plus (ii) the Applicable Margin, plus (iii) two percent (2%).

         "Documentation Agent" shall mean Credit Lyonnais New York Branch, and any Person that becomes a Documentation Agent hereunder.

         "Dollars" or "$" shall mean the basic unit of the lawful currency of the United States of America.

         "Environmental Laws" shall mean any and all applicable federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, permit conditions, decrees or requirements of any governmental authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, those relating to releases, discharges, emissions or disposal to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. section 9601 et seq.) or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. section 6901 et seq.).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect on the Agreement Date and as such Act may be amended thereafter from time to time.

         "ERISA Affiliate" shall mean any Person which is an "affiliate" of the Borrower within the meaning of Section 414 of the Internal Revenue Code and which together with the Borrower is treated as a single employer for purposes of such Section 414.

         "Eurodollar Advance" shall mean an Advance which the Borrower requests to be made as a Eurodollar Advance or which is converted to a Eurodollar Advance, in accordance with the provisions of Section 2.2 hereof, which bears interest at a per annum rate equal to the Eurodollar Basis plus the Applicable Margin, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $250,000.

         "Eurodollar Basis" shall mean a simple interest rate per annum (rounded upward to the nearest one-sixteenth (1/16th) of one percent) equal to the quotient of (i) the Eurodollar Rate divided by (ii) one minus the Eurodollar Reserve Percentage, stated as a decimal. The Eurodollar Basis shall apply to Interest Periods of one (1), two (2), three (3) and six (6) months, and, subject to the last sentence of this definition, of nine (9) or twelve (12) months. The Eurodollar Basis shall be subject to Article 9 hereof and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage. The Borrower may not elect an Interest Period for a Eurodollar Advance in excess of six (6) months unless the Administrative Agent has notified the Borrower (i) that each of the Banks has available to it funds for such Bank's share of


                                          General Communication, Inc. - Form 8-K
the proposed Advance which are not required for other purposes, (ii) that such funds are available to each Bank at a rate (exclusive of reserves and other adjustments) at or below the Eurodollar Rate for such proposed Advance and Interest Period, and (iii) that each Bank has, in its sole discretion, agreed to fund such Advance.

         "Eurodollar Rate" shall mean, for any Interest Period, the interest rate per annum (rounded upward to the nearest one sixteenth (1/16th) of one percent) determined by the Administrative Agent to be the average of the rates at which deposits in United States dollars for such Interest Period are offered to the Administrative Agent in the Eurodollar interbank borrowing market at approximately 11:00 a.m. (New York time), two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the Eurodollar Advance sought by the Borrower.

         "Eurodollar Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Bank has any such Eurocurrency Liabilities subject to such reserve requirement at that time. The Eurodollar Basis for the applicable Interest Period shall be adjusted automatically for any change in the Eurodollar Reserve Percentage.

         "Event of Default"  shall mean any of the events  specified  in Section
8.1 hereof to be an Event of Default.

         "FCC" shall mean the Federal Communications Commission or any successor thereto.

         "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

         "Fee Letters" shall mean those certain letter agreements dated as of the Agreement Date between the Borrower and each of the Administrative Agent, the Managing Agents and the Banks, regarding the payment of certain fees to the Administrative Agent, the Managing Agents and the Banks.

         "First Amended Loan Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.



                                          General Communication, Inc. - Form 8-K

         "Fixed Charges" shall mean, for any calendar quarter of the Borrower, the sum of (a) Debt Service, (b) Capital Expenditures, and (c) cash taxes paid.

         "GAAP" shall mean, as in effect from time to time, generally accepted accounting principles used in the United States, consistently applied.

         "GCI Acquisition" shall mean the transaction (as well as all contemporaneous transactions associated therewith) which shall occur simultaneously with the effectiveness of this Agreement, pursuant to the terms of the Securities Purchase and Sale Agreement among General Communication, Inc., the Manager, and the direct and indirect equity owners and profit participation right holders of Prime Cable of Alaska, L.P. dated as of May 2, 1996, as amended by Amendment No. 1 to Securities Purchase and Sale Agreement of even date, and pursuant to which, among other things, (a) the Borrower shall acquire a ninety-nine percent general partnership interest in the Prior Borrower, and (b) GCI Cable Holdings, Inc., a wholly-owned subsidiary of the Borrower, shall acquire a one percent (1%) limited partner interest in the Prior Borrower, as a result of which acquisitions, (x) the Prior Borrower will become a wholly-owned subsidiary of the Borrower, and (y) the Borrower shall acquire the Prime Cable System and all assets and business related thereto.

         "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligation as to outstanding letters of credit.

         "Hazardous Materials" shall mean any and all hazardous or toxic substances, materials or wastes as defined or listed in Environmental Laws.

         "Indebtedness" shall mean, with respect to any Person, (a) all items, except items of partners' equity or of surplus or of general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien to which any property or asset owned by such Person is subject, whether or not the obligation secured thereby shall have been assumed, (c) to the extent not otherwise included, any
Guaranty and all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, (d) all reimbursement obligations with respect to the undrawn portions of outstanding letters of credit, and (e) obligations under Interest Hedge Agreements.

         "Indebtedness for Money Borrowed" shall mean money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid, and all Indebtedness (excluding Capitalized Lease Obligations and excluding (i) the items referred to in (d) and (e) of the definition of the term "Indebtedness" above, and (ii) accounts payable, subscriber deposits, accrued expenses, customer advanced payments


                                          General Communication, Inc. - Form 8-K
and other current liabilities (other than for money borrowed) incurred in the ordinary course of business) issued or assumed as full or partial payment for property or services, whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed. Where obligations are evidenced by bonds, debentures, notes or other similar instruments whose face amount exceeds the amount received by the Borrower with respect thereto, only the amount received plus debt discount amortized as of the calculation date is to be taken into account as Indebtedness for Money Borrowed. Interest which is accrued but not paid on the original due date or before the expiration of any applicable grace period for such payment shall be deemed Indebtedness for Money Borrowed.

         "Indemnified Parties" shall mean those Persons eligible to be indemnified by the Borrower pursuant to this Agreement, and shall include the Administrative Agent, the Managing Agents, T-D Bank, and each of the Banks and each of their respective employees, representatives, officers, agents, directors, and affiliates.

         "Interest Hedge Agreements" shall mean any interest swap agreement, interest rate cap agreements, interest rate collar agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility, arising at any time between the Borrower, on the one hand, and the Administrative Agent, one or more of the Managing Agents, one or more of the Banks, or any other Person, on the other hand, as such agreement or arrangements may be modified, supplemented or amended, and as in effect from time to time.

         "Interest Period" shall mean, (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made and ending on the last day of the calendar quarter in which such Advance is made, provided, however, that if a Base Rate Advance is made on the last day of any calendar quarter, it shall have an Interest Period ending on the last day of the following calendar quarter; and (b) in connection with any Eurodollar Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the succeeding Business Day unless, with respect to Eurodollar Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the preceding Business Day, (ii) any applicable Interest Period, with respect to Eurodollar Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) no Interest Period shall extend beyond the applicable Maturity Date or such earlier date as would interfere with the Borrower's repayment obligations under Sections
2.6 or 2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

         "Interest Rate Basis" shall mean the Base Rate or the Eurodollar Basis, as appropriate.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.



                                          General Communication, Inc. - Form 8-K

         "Investment" shall mean any acquisition of assets from, the securities or Indebtedness of, or making any capital contribution to, or other investment in, any other Person by the Borrower, or any Guaranty, commitment or obligation incurred by the Borrower in connection with the acquisition of the securities or Indebtedness of such Person or any affiliate of such Person.

         "Letter of Credit Commitment" shall mean the several obligations of the Banks to fund Advances resulting from draws under the Letters of Credit pursuant to the terms hereof, such Advances to be funded by the Banks in accordance with their respective Commitment Ratios.

         "Letters of Credit" shall mean any and all letters of credit, in form and substance reasonably acceptable to T-D Bank and the Administrative Agent, and in an aggregate face amount not to exceed $1,000,000, issued by T-D Bank pursuant to Sections 2.1(c) and 2.14 hereof, and for the account of the Borrower. Each Letter of Credit shall have a face amount not less than $50,000. As of the Agreement Date, the outstanding Letters of Credit are listed on
Schedule 1 attached hereto.

         "Leverage Ratio" shall mean, as of the end of any calendar quarter, the ratio of Total Debt to Annualized Operating Cash Flow.

         "Licenses" shall mean any rights including, without limitation, certificates of public convenience and necessity issued by the Alaska Public Utilities Commission, whether based upon any agreement, statute, order, ordinance or otherwise, granted by any governmental authority to the Borrower or any of its Subsidiaries, to own and operate cable television systems or SMATV Systems, described as of the Agreement Date on Schedule 2 attached hereto, and any other such rights subsequently obtained by the Borrower or any of its Subsidiaries, together with any amendment, modification or replacement with respect thereto.

         "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind
(including an agreement not to permit an asset to be subject to a lien or an encumbrance) in respect of such property, whether or not choate, vested or perfected.

         "Loan Documents" shall mean, without limitation, this Agreement, the Notes, any Mortgages, Borrower's Pledge Agreement, Parent's Pledge Agreement, Security Agreement, Subsidiary Security Agreement, Subsidiary Guaranty, Assignment of Partnership Interest, the Subordination and Assignment of Management Agreement, the Fee Letters, any Letters of Credit, any Interest Hedge Agreement between the Borrower, on the one hand, and the Administrative Agent, the Managing Agents, the Banks, or any of them, or any affiliate of any of them, on the other hand, all Requests for Advance, the Use of Proceeds Letter, all Requests for Issuance of Letter of Credit, and any other document or agreement or certificate executed in connection herewith or contemplated hereby.

         "Loans" shall mean, collectively, the amount from time to time advanced by the Banks to the Borrower under the Commitment, not to exceed the amount of the Commitment, and evidenced by the Notes.



                                          General Communication, Inc. - Form 8-K

         "Majority Banks" shall mean, at any time, Banks the total of whose Commitment Ratios equals or exceeds fifty-one percent (51%) of the total amount of all Commitment Ratios.

         "Management Agreement" shall mean that certain Management Agreement between the Borrower and Prime II Management, L.P. of even date herewith, and as subsequently amended in accordance with the terms of this Agreement, wherein the Manager agrees to provide management services to the Borrower and its Subsidiaries regarding all aspects of daily operation of the Systems, including programming, development of advertising, marketing and sales programs, supervision of construction, preparation of financial reports, budgets and reports to governmental and regulatory agencies, and liaison with federal, state and local governmental officials. For purposes hereof, "Management Agreement" shall also include any similar agreement between the Borrower and any successor to Prime II Management, L.P. permitted hereunder, which agreement shall be in form and substance acceptable to the Majority Banks.

         "Manager" shall mean Prime II Management, L.P., a Delaware limited partnership, or any Person having Prime II Management, L.P. as the owner of a majority of its equity ownership interests and which has acknowledged and agreed to be bound by the terms and conditions of the Subordination and Assignment of Management Agreement (and executed any UCC financing statements required by the Administrative Agent in connection therewith), and assumed the obligations of Prime II Management, L.P. under the Management Agreement.

         "Managing   Agents"  shall  mean  Toronto   Dominion   (Texas),   Inc.,
NationsBank of Texas, N.A., Credit Lyonnais New York Branch, The Chase Manhattan Bank N.A., and any other Person that becomes a Managing Agent hereunder.

         "Materially Adverse Effect" shall mean any materially adverse effect upon the business operations, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries, taken as a whole, or upon the ability of the Borrower and its Subsidiaries, to construct, operate, and maintain the Systems or to repay the Loans, resulting from any act, omission, situation, status, event or undertaking, either singly or taken together; provided, however, that in no event shall Materially Adverse Effect include the effects of any future general economic conditions or technological changes which affect the country as a whole or the cable television industry as a whole, including, without limitation, conditions or changes which affect the prevailing interest rates available to entities or businesses involved in the cable television industry or which affect the prevailing resale valuations or the method of determining such valuations of businesses involved in the cable television industry.

         "Maturity Date" shall mean September 30, 2005 or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).

         "Mortgage" shall mean any mortgage, deed to secure debt, deed of trust, or other instrument encumbering or transferring title (in fee simple or leasehold) to real property, in form and substance satisfactory to the Administrative Agent, by which the Borrower or any of its Subsidiaries grants a mortgage to the Administrative


                                          General Communication, Inc. - Form 8-K

Agent, as agent for the Managing Agents and the Banks, in real property owned or
leased  by  the  Borrower  or  such  Subsidiary  to  secure   repayment  of  the
Obligations.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Necessary Authorizations" shall mean all authorizations, consents, permits, exemptions, approvals and licenses from, and all filings and registrations with, and all required reports to, any governmental or other regulatory authority, including without limiting the foregoing the Licenses and approvals, licenses, filings and registrations under the Communications Act of 1934, as amended, necessary in order to enable the Borrower and its Subsidiaries to construct, maintain and operate the Systems.

         "Net Income" shall mean, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period as determined in accordance with GAAP.

         "Net Proceeds" shall mean, with respect to any sale, lease, transfer or other disposition of assets by the Borrower or any Subsidiary, or any issuance by the Borrower or any Subsidiary of any capital stock or other debt or equity securities permitted hereunder (in any event, a "Sales Transaction") (other than (a) the sale of the obsolete equipment and inventory in the ordinary course of business, (b) the sale of assets (other than as referred to in (a) above) not in excess of $4,000,000 in the aggregate during the term of this Agreement, (c) the incurrence of Indebtedness for Money Borrowed permitted under Section 7.1(c) hereof, (d) the subordinated debt or equity securities issued in order to prevent the occurrence of a Default under Section 8.1(d) hereof as permitted thereunder, (e) loans, securities issuances or other investments permitted under
Section 7.2(a), and (f) up to $13,000,000 in additional equity contributed by the Parent Company to the Borrower pursuant to Section 7.5(d), within six (6) months from the Agreement Date, as a direct result of the issuance of additional equity securities by the Parent Company to MCI Communications, Inc.), the aggregate sales price in cash received for such assets or securities (including without limitation any payments in respect of noncompetition covenants), net of
(i) taxes payable with respect to any such Sales Transaction, (ii) contingencies with respect to any such Sales Transaction, appropriately reserved for by the Borrower under GAAP, and (iii) reasonable and customary transaction costs properly attributable to such Sales Transaction and payable by the Borrower or any Subsidiary in connection with such Sales Transaction, including, without limitation, sales commissions and underwriting discounts.

         "Notes" shall mean those certain revolving promissory notes in the aggregate original principal amount of $205,000,000, one issued by the Borrower to each of the Banks hereunder, each one substantially in the form of Exhibit D attached hereto, and any extension, modifications, renewals or replacements of or amendments to any of the foregoing.

         "Obligations" shall mean (i) all payment and performance obligations of the Borrower, its Subsidiaries, and any other obligors to the Administrative Agent, the Managing Agents, the Banks, or any of them under this Agreement and the other Loan Documents (including, without limitation, obligations of the Borrower under Interest Hedge Agreements with the Administrative Agent, the Managing Agents, the


                                          General Communication, Inc. - Form 8-K

Banks, or any of them or any affiliate of any of them), as they may be amended from time to time, or as a result of making the Loans, however arising or evidenced, whether now existing or hereafter arising, due or to become due or absolute or contingent, and (ii) the obligation of the Borrower or any Subsidiary to pay an amount equal to the amount of any and all damage which the Administrative Agent and the Banks may suffer by reason of a breach of the Borrower, any Subsidiary, or any other obligor of any obligation, covenant or undertaking with respect to this Agreement or any other Loan Document.

         "Operating Cash Flow" shall mean, as applied to any Person in respect of any period, the sum of (a) the remainder of (i) the Net Income of such Person for such period minus (ii) extraordinary income (including extraordinary gains resulting from sales of assets) of such Person for such period and any taxes associated therewith, plus (b) interest expense, depreciation, amortization, bank fees, deferred management fees, expenses, and other amounts under the Management Agreement, income tax expense, extraordinary losses (including losses resulting from such sale of assets, net of any tax effect), and all other non-cash expenses deducted in determining such Net Income.

         "Parent Company" shall mean General Communication, Inc., an Alaska corporation, which owns all of the issued and outstanding capital stock of the Borrower.

         "Parent's Pledge Agreement" shall mean that certain Parent's Pledge Agreement of even date, substantially in the form of Exhibit E attached hereto.

         "Payment Date" shall mean the last day of the Interest Period for any Advance.

         "Permitted Liens" shall mean, as applied to any Person:

                (a) any Lien in favor of the Administrative Agent on behalf of the Managing Agents and the Banks to secure the Obligations (including liens to secure obligations of the Borrower and its Subsidiaries to the Administrative Agent, the Managing Agents, the Banks, or any of them or an affiliate of any of them pursuant to Interest Hedge Obligations);

                (b) (i) Liens on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, governmental charges or levies or claims the non-payment of which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto and remain unstayed for a period of thirty (30) days after their commencement;

                (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;



                                          General Communication, Inc. - Form 8-K

                (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance;

                (e) Restrictions on the transfer of assets imposed by any License, by the Communications Act of 1934, as amended, and any regulations thereunder, or by any state or local statute, regulation or ordinance applicable to such Person;

                (f) Liens pursuant to the Pole Agreements on cables and other property affixed to transmission poles or contained in underground conduits;

                (g) Easements, rights-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person, or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of such Person;

                (h) Purchase money security interests arising and perfected by operation of law only for a period not to exceed ten (10) days from the inception thereof, and limited to Liens on assets so purchased;

                (i) Liens of record as of the Agreement Date listed on Schedule 3 attached hereto, and other Liens securing Indebtedness in an amount not to exceed in the aggregate at any time, together with the Indebtedness secured by Liens listed on Schedule 3 attached hereto (other than Indebtedness arising under leases with respect to which a notice filing appears on Schedule 3), $3,000,000;

                (j) Liens in favor of landlords to secure unpaid rental payments under leases;

                (k)  Liens  of  lessors  with  respect  to   Capitalized   Lease
Obligations permitted under this Agreement.

         "Person" shall mean an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan"  shall mean an  employee  benefit  plan  within  the  meaning of
Section 3(3) of ERISA or any other plan maintained for employees of any Person or any ERISA Affiliate of such Person.

         "Pole Agreements" shall mean the agreements between the Borrower or any of its Subsidiaries and the parties referred to in Schedule 4 to this Agreement, as more particularly described therein, and all other agreements subsequently entered into by the Borrower, which permit the Borrower to make use of transmission poles or conduits of such parties in distributing cable television signals.

         "Prime Rate" shall mean, at any time, the rate of interest adopted by Toronto Dominion (Texas), Inc. (or, at such time as Toronto Dominion (Texas), Inc. no longer serves as Administrative Agent hereunder, by the successor Administrative


                                          General Communication, Inc. - Form 8-K

Agent named pursuant to Section 10.12 hereof) as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by such Bank as its "prime rate." The Prime Rate is not necessarily the lowest rate of interest charged to borrowers of Toronto Dominion (Texas), Inc. or any successor Administrative Agent.

         "Prior Administrative Agent" shall have the meaning assigned to it in the first paragraph of the Recitals on page 1 hereof.

         "Prior Borrower" shall have the meaning assigned to it in the Recitals of this Agreement.

         "Prior Loan Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

         "Prime Cable System" shall mean the cable television systems which on even date herewith shall be acquired by the Borrower pursuant to the GCI Acquisition and which shall be owned, operated and maintained by the Borrower or its Subsidiaries.

         "Pro Forma Debt Service" shall mean as of the end of any calendar quarter, Debt Service for the next succeeding four calendar quarters. For purposes of calculating Pro Forma Debt Service, it shall be assumed that (i) the effective, blended rate of interest on the Loans on the last day of such calendar quarter shall be the rate of interest for the four calendar quarters for which Pro Forma Debt Service is being calculated, after giving effect to Eurodollar Advances and Interest Hedge Agreements, and (ii) the principal amount outstanding on the last day of such calendar quarter shall be the principal amount of the Loans outstanding for each day during the calendar four-quarter period for which Pro Forma Debt Service is being calculated, except that the effect of Required Repayments shall be taken into account.

         "Property" shall mean any real property or personal property, plant, building, facility, structure, underground storage tank or unit, equipment, Inventory or other asset owned, leased or operated by Borrower or one of its Subsidiaries (including, without limitation, any surface water thereon or adjacent thereto, and soil and groundwater thereunder).

         "Reportable Event" shall have the meaning set forth in Title IV of ERISA.

         "Request for Advance" shall mean any certificate of the Borrower requesting an Advance hereunder, which certificate shall be denominated a "Request for Advance," and shall be in substantially the form of Exhibit F-1 attached hereto, except for the Request for Advance for the initial Advance of the Loans, which shall be in substantially the form of Exhibit F-2 attached hereto. Each Request for Advance shall, among other things, (i) specify the date of the Advance, which shall be a Business Day, the amount of the Advance, the Interest Rate Basis selected by the Borrower and, with respect to Eurodollar Advances, the Interest Period selected by the Borrower, and (ii) certify to the Administrative Agent, the Managing Agents, and the Banks that there shall not exist, on the date of the requested Advance and after giving effect thereto, any Default hereunder.



                                          General Communication, Inc. - Form 8-K

         "Request for Issuance of Letter of Credit" shall mean any certificate signed by an Authorized Signatory, which certificate will be denominated a "Request for Issuance of Letter of Credit" and shall be in substantially the form attached hereto as Exhibit G. Each Request for Issuance of Letter of Credit shall, among other things, (i) specify the beneficiary of the proposed Letter of Credit, the purpose of the Letter of Credit, the proposed date of issuance of the Letter of Credit, which shall be a Business Day, and the documents which must be presented to draw under such Letter of Credit (including, without limitation, any documents which T-D Bank may require), (ii) include, as an attachment, the proposed form of the Letter of Credit, and (iii) state that there shall not exist, on the date of the request and after giving effect to the issuance of the Letter of Credit, a Default hereunder.

         "Required Repayments" shall mean, for any period, the difference (to the extent positive) between the aggregate Advances outstanding as of the first day of such period and the Commitment as of the last day of such period (and after giving effect to any required reduction on such date).

         "Restricted Payment" shall mean (a) any direct or indirect distribution, dividend, redemption or other payment to any Person (other than the Borrower or any Subsidiary of the Borrower) on account of any general or limited partnership interest in, or shares of capital stock or other securities of, the Borrower or any of its Subsidiaries, including without limitation, any warrants or other rights or options to acquire shares of capital stock of the Borrower or any of its Subsidiaries; and (b) any management, consulting or other similar fees, or any interest thereon, payable by the Borrower or any of its Subsidiaries to the Manager, or any Affiliate of the Borrower, or to any other Person, including but not limited to payments under the Management Agreement.

         "Restricted Purchase" shall mean any payment on account of the purchase, redemption or other acquisition or retirement of any general or limited partnership interest in, or shares of capital stock or other securities of the Parent Company, the Borrower or any of its Subsidiaries including without limitation any warrants or other rights or options to acquire shares of capital stock of the Parent Company, the Borrower and any of its Subsidiaries.

         "Rock and Cooke Acquisitions" shall mean the transactions (as well as all contemporaneous transactions associated therewith) which shall occur on or shortly after the Agreement Date pursuant to which, among other things, (a) the Borrower shall acquire the Alaska Cablevision System and all assets and business related thereto pursuant to those three certain Asset Purchase Agreements, each dated as of May 10, 1996 between General Communication, Inc. or its wholly-owned subsidiary, on the one hand, and Alaska Cablevision, Inc., McCaw/Rock Seward Cable Systems and McCaw/Rock Homer Cable Systems, on the other hand; and (b) the Borrower shall acquire the Alaskan Cable Network System and all assets and business related thereto pursuant to the Asset Purchase Agreement dated as of
April  15,  1996  between  General  Communication,   Inc.  or  its  wholly-owned
subsidiary and Alaskan Cable Network/Fairbanks, Inc., Alaskan Cable Network/Juneau, Inc. and Alaskan Cable Network/Ketchikan-Sitka, Inc.

         "Sales Transaction" shall have the meaning set forth in the definition of "Net Proceeds" contained in this Article I.



                                          General Communication, Inc. - Form 8-K

         "Security Agreement" shall mean that certain Second Amended and Restated Security Agreement of even date, between the Borrower and the Administrative Agent (for itself and for the ratable benefit of the Banks), substantially in the form of Exhibit H attached hereto.

         "Security Interest" shall have the meaning ascribed to such term in the Security Agreement and in the Subsidiary Security Agreement.

         "SMATV Systems" shall mean any satellite master antenna television facilities used in providing cable television services to basic subscribers.

         "Subordination and Assignment of Management Agreement" shall mean that certain Subordination and Assignment of Management Agreement among the Manager, the Borrower and the Administrative Agent, of even date, substantially in the form of Exhibit I attached hereto, whereby, among other things, the Manager assigns, on a nonrecourse basis, to the Administrative Agent (for itself and for the ratable benefit of the Banks), as collateral for the Obligations its interests under the Management Agreement, and as more fully provided therein, subordinates to the repayment of the Obligations its right to receive payment of management fees and other sums due under the Management Agreement.

         "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which fifty percent (50%) or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which fifty percent (50%) or more of the outstanding partnership interests, is at the time owned by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, and (b) any other entity which is controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person. As of the Agreement Date, the Subsidiaries of the Borrower are GCI Cable/Fairbanks, Inc., an Alaska corporation; GCI Cable/Juneau, Inc., an Alaska corporation; GCI Cable Holdings, Inc., an Alaska corporation; and Prime Cable of Alaska, L.P., a Delaware limited partnership.

         "Subsidiary Guaranty" shall mean that certain Subsidiary Guaranty of even date, Substantially in the form of Exhibit J attached hereto.

         "Subsidiary Security Agreement" shall mean that certain Amended and Restated Subsidiary Security Agreement of even date, substantially in the form of Exhibit K attached hereto.

         "Syndication Agent" shall mean NationsBank of Texas, N.A., and any other Person that becomes a Syndication Agent hereunder.

         "Systems" shall mean, collectively, the cable television systems (including SMATV Systems) which are owned, operated and maintained by the Borrower or any of its Subsidiaries pursuant to the terms of the Licenses, and any other cable television systems or any SMATV Systems, now owned or hereafter acquired by the


                                          General Communication, Inc. - Form 8-K

Borrower or any of its Subsidiaries, in accordance with the terms and conditions of this Agreement. As of or shortly after the Agreement Date, the Systems shall include the Alaska Cablevision System, Alaskan Cable Network and the Prime Cable System.

         "T-D Bank" shall mean The Toronto-Dominion Bank, acting through its Houston Agency.

         "Total Debt" shall mean at any time, the outstanding principal amount of the Loans.

         "Total Interest Expense" shall mean, for any calendar quarter of the Borrower, accrued cash interest expense for the Loans determined in accordance with GAAP.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

         "Use of Proceeds Letter" shall mean that certain Use of Proceeds Letter in substantially the form attached hereto as Exhibit L, delivered to the Administrative Agent, the Managing Agents, and the Banks at closing pursuant to
Section 3.1 hereof.

                                    * * * * *

         Each definition of an agreement in this Article 1 shall include such agreement as amended from time to time with the prior written consent of the Majority Banks, except as provided in Section 11.13 hereof. Unless otherwise expressly stated herein, all references to financial information and results of the Borrower shall be determined on a consolidated basis with the Borrower's Subsidiaries.


                                    ARTICLE 2
                                    The Loans

                Section 2.1   The Loans.

                (a) Loans. The Banks agree, severally in accordance with their respective Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and re-lend to the Borrower, on and after the Agreement Date, but prior to the Maturity Date, an amount not to exceed, in the aggregate, the amount of the Commitment, less the aggregate face amount of any outstanding Letters of Credit. Advances under the Commitment shall, at the option of the Borrower as provided in Section 2.2 hereof (except with respect to Advances representing reimbursement by the Banks to T-D Bank of amounts advanced to beneficiaries under Letters of Credit, which Advances shall in all cases be Base Rate Advances), be made as Base Rate Advances or Eurodollar Advances. Advances under the Commitment may be converted or rolled over as provided in
Section 2.2 hereof in order to rollover Eurodollar Advances for new Interest Periods or to otherwise effect changes in the Interest Rate Basis applicable to the Advances thereunder.

                (b) Letters of Credit. T-D Bank agrees, prior to the Maturity Date and upon the terms and subject to the conditions of this Agreement, to issue from time to time


                                          General Communication, Inc. - Form 8-K
for the account of the Borrower, in the ordinary course of business of the Borrower, Letters of Credit to such beneficiaries as shall be designated in writing by the Borrower to T-D Bank, in an aggregate face amount not to exceed $1,000,000. The amount available for Advances under the Commitment shall be reduced by the aggregate face amount of all outstanding Letters of Credit.

                Section 2.2   Manner of Borrowing and Disbursement.Disbursement

                (a) Choice of Interest Rate, Etc. Any Advance (except with respect to Advances in reimbursement of amounts advanced to beneficiaries under Letters of Credit, which Advances shall in all cases be Base Rate Advances) shall, at the option of the Borrower, be made as a Base Rate Advance or a Eurodollar Advance; provided, however, that at such time as there shall have occurred and be continuing a Default hereunder, the Borrower shall not have the right to borrow any Eurodollar Advances, to rollover any Eurodollar Advances, or to convert any Base Rate Advances to Eurodollar Advances, and all subsequent Advances during the continuance of such Default under the Commitment shall be made as Base Rate Advances. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 10:00 a.m. (Houston time) in order for such Business Day to count toward the minimum number of Business Days required.

                (b)     Base Rate Advances.

                       (i) Initial Advances. The Borrower shall give the Administrative Agent in the case of Base Rate Advances at least one (1) Business Days' irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                       (ii) Prepayments and Conversions. Upon at least one (1), with respect to item (B) of this sentence, or three (3), with respect to item
(A) of this sentence, Business Days' irrevocable prior written notice to the Administrative Agent, and subject to the provisions of Section 2.2(c)(iii), the Borrower may (A) convert all or a portion of the principal of a Base Rate Advance to one or more Eurodollar Advances, or (B) prepay all or any portion of such Base Rate Advance. On the date indicated by the Borrower, such Base Rate Advance shall be so repaid or, as applicable, converted. Advances prepaid or repaid (and not converted or rolled over at such time) under the Commitment may be reborrowed and will not permanently reduce the Commitment unless otherwise specified in accordance with Section 2.5(b) hereof.

                (c)     Eurodollar Advances.

                       (i) Initial Advances. The Borrower shall give the Administrative Agent in the case of Eurodollar Advances at least three (3) Business Days' irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall



                                          General Communication, Inc. - Form 8-K
not invalidate any notice so given. The Administrative Agent, whose determination shall be conclusive in the absence of manifest error, shall determine the available Eurodollar Bases and shall promptly notify the Borrower of such Eurodollar Bases. The Borrower shall promptly notify the Administrative Agent by telephone or telecopy, and shall immediately confirm any such telephonic notice in writing, of its selection of a Eurodollar Basis and Interest Period for such Advance; provided, however, that the Borrower's failure to confirm any such telephonic notice in writing shall not invalidate any notice so given. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                       (ii) Prepayments and Conversions. At least three (3) Business Days prior to each Payment Date for a Eurodollar Advance, the Borrower shall give the Administrative Agent written notice specifying whether all or a portion of any Eurodollar Advance outstanding on the Payment Date (A) is to be rolled over as another Eurodollar Advance, (B) is to be converted to a Base Rate Advance, or (C) is to be repaid. Eurodollar Advances may be prepaid prior to the applicable Payment Date upon at least three (3) Business Days prior written notice to the Administrative Agent, in accordance with the terms of Section 2.5 hereof. Upon such Payment Date such Eurodollar Advance will, subject to the provisions hereof, be so rolled over, repaid or, and, as applicable, converted. Advances prepaid or repaid (and not converted or rolled over at such time) under the Commitment may be reborrowed and will not permanently reduce the Commitment unless otherwise specified in accordance with Section 2.5(b) hereof.

                       (iii) Maximum Eurodollar Advances. At no time may the number of outstanding Eurodollar Advances exceed five (5).

                (d) Notification of Banks. Upon receipt of a Request for Advance, or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, or a request by T-D Bank for reimbursement under Section 2.14 hereof, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof and the amount of such Bank's portion of the Advance. Each Bank shall, not later than 12:00 noon (Houston time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

                (e) Disbursement.

                       (i) Prior to 1:00 p.m. (Houston time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Agent by the Banks in immediately available funds by (a) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, (b) in the case of an Advance representing the reimbursement of T-D Bank for a draw under a Letter of Credit, transferring such amounts to T-D Bank, or (c) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent.



                                          General Communication, Inc. - Form 8-K

                       (ii) Unless the Administrative Agent shall have received notice from a Bank prior to the close of business on the Business Day preceding the date of any Advance that such Bank will not make available to the Administrative Agent such Bank's ratable portion of such Advance, the Administrative Agent may assume that such Bank has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent a Bank does not make such ratable portion available to the Administrative Agent, such Bank agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at a rate per annum equal to the Federal Funds Rate. In the event that, at any time when the Borrower is not in Default, a Bank for any reason fails or refuses to fund its portion of an Advance, then, until such time as such Bank has funded its portion of such Advance, or all other Banks have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Advance, such non-funding Bank shall not have the right (i) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and the amount of the Loans of such Bank shall not be counted as outstanding for purposes of determining "Majority Banks" hereunder, and (ii) to receive payments of principal, interest or fees from the Borrower in respect of its unfunded Advances.

                       (iii) If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's portion of the applicable Advance for purposes of this Agreement. If such Bank does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall promptly pay such corresponding amount to the Administrative Agent, together with interest thereon at the interest rate which would have been applicable to such Advance. The failure of any Bank to fund its portion of any Advance shall not relieve any other Bank of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Bank shall be responsible for any such failure of any other Bank.

                Section 2.3   Interest.

                (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a year of 365/366 days (unless at any time interest for a Base Rate Advance is based upon the Federal Funds Rate rather than the Prime Rate, in which case interest shall be computed on the basis of a year of 360 days) for the actual number of days elapsed and shall be payable in arrears on the applicable Payment Date for the period through the date immediately preceding such Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date. Interest shall accrue and be payable on each Base Rate Advance at the simple per annum interest rate equal to the sum of (A) the Base Rate, and (B) the Applicable Margin in effect from time to time and as more fully set forth in Section 2.3(f) below.

                (b) On Eurodollar Advances. Interest on each Eurodollar Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and


                                          General Communication, Inc. - Form 8-K
shall be payable in arrears on the applicable Payment Date for the period through the day immediately preceding such Payment Date, and, in addition, if the Interest Period for a Eurodollar Advance exceeds three (3) months, interest on such Eurodollar Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on Eurodollar Advances then outstanding shall also be due and payable on the Maturity Date. Interest shall accrue and be payable on each Eurodollar Advance at a rate per annum equal to (A) the Eurodollar Basis applicable to such Eurodollar Advance, plus (B) the Applicable Margin in effect from time to time and as more fully set forth in Section 2.3(f) below.

                (c) Interest Upon Default. Upon the occurrence of an Event of Default, the Majority Banks shall have the option, but shall be under no obligation, to agree in writing with the Administrative Agent that interest on the outstanding Obligations shall accrue at the Default Rate from the date of such Event of Default. Interest accruing at the Default Rate shall be payable on demand and in any event on the Maturity Date and shall accrue until the earliest to occur of (i) cure of such Event of Default or waiver in writing by the Banks or the Majority Banks, as required under Section 11.13 hereof, of the applicable Event of Default, (ii) agreement by the Majority Banks to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Banks shall not be required to (i) accelerate the maturity of the Loans, or
(ii) exercise any other rights or remedies under the Loan Documents in order to charge interest hereunder at the Default Rate. The Administrative Agent shall promptly notify the Borrower and the Banks of any agreement by the Majority Banks to charge interest at the Default Rate.

                (d) Interest if no Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, such Advance shall be made as a Base Rate Advance.

                (e) Computation of Interest. In computing interest on any Advance, the date of making the Advance shall be included and the date of payment shall be excluded; provided, however, that if an Advance is repaid on the date that it is made, one (1) day's interest shall be due with respect to such Advance.

                (f) Applicable Margin. The Applicable Margin with respect to any
Advance shall be the interest rate margin determined by the Administrative Agent based upon the Leverage Ratio for the most recent calendar quarter end, effective as of the second Business Day after the financial statements referred to in Section 6.1 hereof are delivered by the Borrower to the Administrative
Agent for the calendar quarter most recently ended, expressed as a per annum rate of interest as follows:



                                          General Communication, Inc. - Form 8-K
                                                                        Page 180

                                                                    Base Rate                  Eurodollar
                                                                     Advance                     Advance
          Leverage Ratio                                         Applicable Margin           Applicable Margin
          -----------------------------------------------------------------------------------------------------
Greater than 6.50                                                     1.875%                       2.875%
Less than or equal to 6.50 but greater than                           1.625%                       2.625%
6.00
Less than or equal to 6.00 but greater than                           1.125%                       2.125%
5.50
Less than or equal to 5.50 but greater than                           0.750%                       1.750%
5.00
Less than or equal to 5.00 but greater than                           0.625%                       1.625%
4.50
Less than or equal to 4.50 but greater than                           0.375%                       1.375%
4.00
Less than or equal to 4.00                                            0.125%                       1.125%

In the event that the Borrower fails to timely provide the financial statements referred to above in accordance with the terms of Section 6.1 hereof, and without prejudice to any additional rights under Section 8.2 hereof, no downward adjustment of the Applicable Margin in effect for the preceding quarter shall occur until the actual delivery of such statements.

                Section 2.4   Fees and Additional Compensation.

                (a) Fees Payable Under the Fee Letters. The Borrower agrees to pay to the Administrative Agent, for the benefit of the Administrative Agent, the Managing Agents and the Banks, as the case may be, such fees as are mutually agreed upon and as are described in the Fee Letters.

                (b) Commitment Fee. In addition, the Borrower agrees to pay to the Administrative Agent, for the benefit of each of the Banks in accordance with their respective Commitment Ratios, a commitment fee on the aggregate unborrowed balance of the Commitment, for each day from the Agreement Date until the Maturity Date, at a rate equal to one-half of one percent (1/2%) per annum. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last day of each calendar


                                          General Communication, Inc. - Form 8-K
quarter, commencing on December 31, 1996, shall be fully earned when due, and shall be non-refundable when paid. A final payment of any commitment fee then payable shall also be due and payable on the Maturity Date.

                (c) Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent for the benefit of the Banks, in accordance with their respective Commitment Ratios, a letter of credit fee equal to two percent (2%) per annum (computed on the basis of a year of 365/366 days for the actual number of days elapsed), of the face amount of each Letter of Credit. Such letter of credit fee shall be due and payable quarterly in arrears on the last day of each calendar quarter during which a Letter of Credit was outstanding and, if then unpaid, on the Maturity Date. Such letter of credit fee shall be fully earned when due and nonrefundable when paid. In the event of any inconsistency between the terms of this Agreement and the terms of any letter of credit reimbursement agreements or indemnification agreements between the Borrower and T-D Bank with respect to the Letters of Credit, the terms of this Agreement shall control.

                (d) Issuing Bank Fee. The Borrower agrees to pay to the Administrative Agent for the benefit of T-D Bank, a fee equal to one-half of one percent (0.5%) per annum (computed on the basis of a year of 365/366 days for the actual number of days elapsed), of the face amount of each Letter of Credit, which fee shall be due and payable quarterly in arrears on the last day of each calendar quarter during which a Letter of Credit was outstanding and, if then unpaid, on the Maturity Date. The foregoing fee shall be fully earned when due and nonrefundable when paid. In the event of any inconsistency between the terms of this Agreement and the terms of any letter of credit reimbursement agreements or indemnification agreements between the Borrower and T-D Bank with respect to the Letters of Credit, the terms of this Agreement shall control.

                (e) Computation of Fees. In computing any fees payable under this Section 2.4, the first day of the applicable period shall be included and the date of payment shall be excluded.

                Section 2.5 Voluntary Prepayment/Voluntary Reduction of Commitment.

                (a) The principal amount of any Base Rate Advance may be prepaid in full or in part at any time upon one (1) Business Day's prior written notice to the Administrative Agent, without penalty or premium; and the principal amount of any Eurodollar Advance may be prepaid without penalty or premium prior to the applicable Payment Date, upon three (3) Business Days' prior written notice to the Administrative Agent, provided that Borrower shall reimburse any Bank for any loss or reasonable out-of-pocket expense incurred by such Bank in connection with such prepayment, as set forth in Section 2.10 hereof. Each notice of prepayment shall be irrevocable. Upon receipt of any notice of prepayment, the Administrative Agent shall promptly notify each Bank of the contents thereof by telephone or telecopy and of such Bank's portion of the prepayment. Prepayments of principal hereunder in respect of Base Rate Advances, shall be in minimum amounts of $500,000 and integral multiples of $100,000, and prepayments of principal hereunder in respect of Eurodollar Advances shall be in minimum amounts of $1,000,000 and integral multiples of $250,000.
Advances prepaid pursuant to this Section 2.5(a) may be reborrowed.



                                          General Communication, Inc. - Form 8-K

                (b) The Borrower shall have the right, at any time and from time to time after the Agreement Date, and prior to the Maturity Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Commitment on a pro rata basis among the Banks in accordance with the Commitment Ratios, provided that any such partial reduction shall be made in an amount not less than $1,000,000 and in integral multiples of $500,000 thereof. As of the date of cancellation or reduction set forth in such notice, the Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein, and the Borrower shall pay to the Administrative Agent for the benefit of the Banks the amount necessary to reduce the principal amount of the then outstanding Loans to not more than the amount of the Commitment as so reduced, together with the accrued interest on the amount so prepaid and the commitment fee set forth in Section 2.4(b) accrued through the date of the reduction with respect to the amount reduced, and shall reimburse the Administrative Agent and the Banks for any loss or reasonable out-of-pocket expense incurred by any of them in connection with such payment, as set forth in
Section 2.10. Each such reduction shall permanently reduce the amount of the Commitment and shall reduce the dollar amount of each subsequent scheduled quarterly Commitment reduction under Section 2.6 hereof on a pro rata basis.

                Section 2.6   Scheduled  Reduction of Commitment.

                Commencing  September  30, 1999 and at the end of each  calendar quarter  thereafter,  the  Commitment  shall be  reduced by the amount set forth below for such quarter:
                                                              Quarterly         Ending
                                                              Reduction         Maximum
Quarters Ending                                             in Commitment       Commitment
---------------                                             -------------       ----------
September 30, 1999 through                                    $5,125,000        $194,750,000
  December 31, 1999
March 31, 2000 through                                        $2,562,500        $184,500,000
  December 31, 2000
March 31, 2001, through                                       $5,125,000        $164,000,000
  December 31, 2001
March 31, 2002, through                                       $7,687,500        $133,250,000
  December 31, 2002
March 31, 2003, through                                      $10,250,000        $92,250,000
  December 31, 2003
March 31, 2004, through                                      $12,812,500        $41,000,000
  December 31, 2004
March 31, 2005, through                                    $13,666,666.67       $ 0.00
  September 30, 2005

As of the date of each reduction of the Commitment as set forth above, the Borrower shall pay to the Administrative Agent for the benefit of the Banks the amount


                                          General Communication, Inc. - Form 8-K
necessary to reduce the principal amount of the Loans then outstanding to not more than the amount of the Commitment as so reduced, together with accrued interest on the amount so prepaid and the commitment fee set forth in Section 2.4(b) accrued through the date of the reduction with respect to the amount reduced.

                Section 2.7 Mandatory Reduction of Commitment. In addition to the scheduled repayments and Commitment reductions provided for in Section 2.6 hereof, the Commitment shall be reduced and the Borrower shall, if required pursuant to Section 2.7(c) hereof, prepay the Loans, without penalty or premium, as follows:

                (a) Excess Cash Flow. On, or at the Borrower's election prior to, May 1, 2000, and on, or at the Borrower's election prior to, May 1st of each year thereafter during the term of this Agreement, the Commitment shall be reduced by an amount equal to fifty percent (50%) of the Borrower's Annual Excess Cash Flow for the calendar year then most recently ended.

                (b)  Sales  Transaction.  If,  after  the  Agreement  Date,  the
Borrower or any of its Subsidiaries, to the extent permitted hereunder, consummates any Sales Transaction, the Commitment shall be reduced by an amount equal to one hundred percent (100%) of the Net Proceeds received by the Borrower or such Subsidiary from such Sales Transaction on the date of receipt of the proceeds thereof by the Borrower or such Subsidiary.

                (c) Application.  Mandatory  reductions pursuant to this Section
2.7 shall permanently reduce the amount of the Commitment but shall not reduce the dollar amount of any subsequent scheduled quarterly Commitment reduction under Section 2.6 hereof. As of the date of each reduction of the Commitment as set forth above, the Borrower shall pay to the Administrative Agent for the benefit of the Banks the amount, if any, necessary to reduce the principal amount of the Loans then outstanding to not more than the amount of the Commitment as so reduced, together with accrued interest on the amount so prepaid and the commitment fee set forth in Section 2.4(b) accrued through the date of the reduction with respect to the amount reduced.

                Section 2.8   Notes; Loan Accounts.oan Accounts

                (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein, and shall be evidenced by the Notes. One Note shall be payable to the order of each Bank in accordance with their respective Commitment Ratios. The Notes shall be issued by the Borrower to the Banks and shall be duly executed and delivered by one or more Authorized Signatories.

                (b) Each Bank may open and maintain on its books in the name of the Borrower a loan account with respect to the Loans and interest thereon. Each Bank which opens such a loan account shall debit such loan account for the principal amount of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Bank with respect to the loan account maintained by it shall be prima facie evidence of the Loans and accrued interest thereon, but the failure of any Bank to maintain such records or to make any such notations or any error or


                                          General Communication, Inc. - Form 8-K
mistake in such notations shall not affect the Borrower's repayment obligations with respect to such Loans.

                Section 2.9   Manner of Payment.

                (a) Each payment (including any prepayment) by the Borrower on account of the principal of or interest on the Loans, commitment fees, letter of credit fees, and any other amount owed to the Banks, the Managing Agents or the Administrative Agent or any of them under this Agreement or the Notes shall be made not later than 1:00 p.m. (Houston time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Banks, the Managing Agents or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (Houston time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Bank or Banks hereunder prior to 1:00 p.m. (Houston time) on any Business Day shall be deemed to constitute receipt by such Bank or Banks on such Business Day. In the case of a payment for the account of a Bank, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Bank. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Banks accordingly.

                (b) Subject to compliance by each Bank to the extent applicable with the requirements of Section 2.13, the Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever.

                (c)  Prior  to the  declaration  of an Event  of  Default  under
Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Banks: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent, the Managing Agents, the Banks, or any of them; (ii) to the payment of interest then due and payable on the Loans, on a pro rata basis; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(c) then due and payable to the Administrative Agent, the Managing Agents, or the Banks, or any of them, hereunder or under the Notes; and (iv) to the payment of principal then due and payable on the Notes, on a pro-rata basis.

                (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.




                                          General Communication, Inc. - Form 8-K

                Section 2.10  Reimbursement.eimbursement

                (a) Whenever any Bank shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (i) failure by the Borrower to borrow any Eurodollar Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the
Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3), other than in connection with a determination made by the Administrative Agent, after consultation with the Banks, under Section 9.1 hereof, or (ii) prepayment of any Eurodollar Advance in whole or in part for any reason (including a prepayment pursuant to Sections 2.5, 2.6, 2.7, 9.2 or 9.3(b) hereof or as a result of the acceleration of the Loans), the Borrower agrees to pay to such Bank, within five (5) Business Day's from the Borrower's receipt of written demand from the Administrative Agent on behalf of such Bank, an amount sufficient to compensate such Bank for all such losses and reasonable out-of-pocket expenses. Such Bank's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, which shall be delivered to the Borrower by the Administrative Agent on behalf of such Bank with each such demand, shall be presumptively correct absent manifest error.

                (b) Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, expenses incurred by any Bank or any participant of such Bank permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and the amount of such loss shall be the excess, if any, of (i) the interest or other costs to such Bank of the deposit or other source of funding used to make any such Eurodollar Advance, for the remainder of its Interest Period, over
(ii) the interest earned (or to be earned) by such Bank upon the re-lending or other re-deployment of the amount of such Eurodollar Advance for the remainder of its putative Interest Period.

                Section 2.11  Pro Rata Treatment.

                (a) Advances. Each Advance from the Banks under the Commitment shall be made pro rata on the basis of the respective Commitment Ratios of the Banks.

                (b) Payments. Except as provided in Section 2.2(e)(ii) hereof, prior to the declaration of an Event of Default by the Administrative Agent on behalf of the Banks under Section 8.2 hereof, each payment and prepayment of the Loans, and, except as provided in Article 9 hereof, each payment of interest on the Loans, shall be made to the Banks pro rata on the basis of their respective Commitment Ratios. If any Bank shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it in excess of its ratable share of the Loans under its Commitment Ratio, such Bank shall forthwith purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them according to their respective Commitment Ratios; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this



                                          General Communication, Inc. - Form 8-K

 Section 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. The provisions of this Section 2.11(b) set forth the rights of the Banks with respect to payment, and are not enforceable for the benefit of the Borrower.

                (c) Payments Subsequent to Declaration of Event of Default. Subsequent to the declaration of an Event of Default by the Administrative Agent under Section 8.2 hereof, payments and prepayments made to the Administrative Agent, any Managing Agent, or the Banks or otherwise received by the Administrative Agent, any Managing Agent, or any Bank, shall be distributed as provided in Section 8.2 hereof.

                Section 2.12 Capital Adequacy. If, after the date hereof, any Bank shall have reasonably determined that the adoption of any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Bank's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Bank to be material, then, within sixty (60) days of written demand by such Bank, the Borrower shall in its discretion, (i) provide a replacement bank or banks for such Bank, which replacement bank or banks will be subject to the approval of the Administrative Agent and the Majority Banks (which approval will not be unreasonably withheld), and shall take all necessary actions to transfer the rights, duties and obligations of such Bank to such replacement bank or banks within such 60-day period (including the payment in full of all Obligations hereunder due to the Bank being replaced) or (ii) thereafter from time to time upon written demand by such Bank, promptly pay to such Bank such additional amounts as shall be sufficient to compensate such Bank for such reduced return, together with interest on such amount from the fourth (4th) day after the date of demand until payment in full thereof at the Base Rate plus the Applicable Margin in effect for Base Rate Advances. A certificate of such Bank setting forth the amount to be paid to such Bank by the Borrower as a result of any event referred to in this paragraph and supporting calculations in reasonable detail, which shall be delivered to the Borrower by such Bank with any such demand, shall be conclusive, absent manifest error, and, at the Borrower's request, such Bank shall demonstrate the basis for such determination. Each Bank further agrees that it shall use reasonable, good faith efforts to give the Borrower thirty (30) days prior notice of any proposed adoption of or any change in any Applicable Law regarding capital adequacy of banks or bank holding companies, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency which may have


                                          General Communication, Inc. - Form 8-K
the effect of reducing the rate of return on such Bank's capital as a consequence of its obligation hereunder to a level below that which it could have achieved but for such adoption, change or compliance by an amount which may be deemed by such Bank to be material.

                Section 2.13 Bank Tax Forms. On or prior to the Agreement Date and on or prior to the first Business Day of each calendar year thereafter, each Bank which is organized in a jurisdiction other than the United States shall provide the Administrative Agent and the Borrower with two (2) properly executed originals of Forms 4224 or 1001 (or any successor forms) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrower and the Administrative Agent, and properly executed Internal Revenue service Forms W-8 or W-9, as the case may be, certifying (i) as to such Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the Notes or (ii) that all payments to be made to such Bank hereunder and under the Notes are subject to such taxes at a rate reduced to zero by an applicable tax treaty. Each such Bank agrees to provide the Administrative Agent and the Borrower with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrower.

                Section 2.14  Letters of Credit.

                (a) Upon receipt by T-D Bank of at least ten (10) Business Days' written notice from the Borrower requesting the issuance of a Letter of Credit in the form of a Request for Issuance of Letter of Credit, T-D Bank shall promptly forward such Request for Issuance of Letter of Credit to the Administrative Agent which shall forward a copy thereof to each Managing Agent and each Bank hereunder, and a Letter of Credit shall be issued in the amount requested, provided that (i) no Default then exists or would be caused thereby,
(ii) after giving effect to the requested issuance, the aggregate face amount of all Letters of Credit outstanding hereunder would not exceed $1,000,000, and
(iii) the issuance of the Letter of Credit together with Loans outstanding under the Commitment would not cause the Commitment as then in effect to be exceeded. No Letter of Credit shall have a maturity extending beyond the earlier of (x) a term of one (1) year from the date of issuance, or (y) the Maturity Date. Subject to the maturity limitations provided herein and so long as no Default then exists or would be caused thereby, Letters of Credit shall be renewable annually upon the request of the Borrower and with the consent of T-D Bank, which consent shall not be unreasonably withheld but shall be subject to compliance with customary letter of credit practices at the times of any proposed renewal. Each notice from the Borrower requesting the issuance of a Letter of Credit shall specify in reasonable detail the documents which must be presented to draw under such Letter of Credit, which specification shall include all documents which T-D Bank may require.

                (b) If a Letter of Credit provides that it is automatically renewable unless notice is given by T-D Bank that it will not be renewed, T-D Bank shall not be bound to give a notice of non-renewal unless directed to by the Majority Banks at least sixty-five (65) days prior to the then scheduled expiration date of such Letter of Credit.



                                          General Communication, Inc. - Form 8-K

                (c) Provided that no Default then exists or would be caused thereby, each Bank irrevocably authorizes T-D Bank to issue, reconfirm, reissue and extend each Letter of Credit in accordance with the terms of this Agreement. T-D Bank hereby sells, and each other Bank hereby purchases, on a continuing basis, a participation and an undivided interest in (A) the obligations of T-D Bank to honor any draws under the Letters of Credit issued pursuant to this Agreement, including any Letters of Credit issued and outstanding as of the Agreement Date, as shown on Schedule 1 attached hereto, and (B) the Indebtedness of the Borrower to T-D Bank under this Agreement in respect of each Letter of Credit, such participation being in the amount of such Bank's pro rata share of such obligations and Indebtedness based on such Bank's Commitment Ratio.

                (d) Upon receipt of a draw certificate from the beneficiary of a Letter of Credit, T-D Bank shall promptly notify the Administrative Agent, which shall in turn notify the Borrower, the Managing Agents, and each Bank, by telephone or telecopy, of the amount of the requested draw and, in the case of each Bank, such Bank's portion of such draw amount as calculated in accordance with its Commitment Ratio.

                (e) The Borrower hereby irrevocably requests and the Banks hereby severally agree to make a Base Rate Advance to the Borrower (notwithstanding the minimum amount requirements otherwise applicable to Base Rate Advances) on each day on which a draw is made under any Letter of Credit and in the amount of such draw, and each Bank shall fund such Bank's share of such Base Rate Advance by payment to the Administrative Agent in accordance with
Section 2.2(e) hereof and its Commitment Ratio, without reduction for any set-off counterclaim of any nature whatsoever. The obligation of each Bank to make payments to the Administrative Agent, for the account of T-D Bank, in accordance with this Section 2.14 shall be absolute and unconditional and no Bank shall be relieved of its obligations to make such payments by reason of non-compliance by any other Person with the terms of the Letter of Credit or for any other reason other than the gross negligence or willful misconduct of the Administrative Agent or T-D Bank. The Administrative Agent shall promptly remit to T-D Bank the amounts so received from the Banks.

                (f) The Borrower agrees that any action taken or omitted to be taken by T-D Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of T-D Bank, shall be binding on the Borrower as between the Borrower and T-D Bank, and shall not result in any liability of T-D Bank to the Borrower. The obligation of the Borrower to reimburse the Banks for Advances made to reimburse T-D Bank for draws under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

                             (i) Any lack of validity or  enforceability  of any
Loan Document;

                             (ii) Any  amendment  or waiver of or consent to any
departure from any or all of the Loan Documents;

                             (iii)  Any  improper  use  which may be made of any
Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;



                                          General Communication, Inc. - Form 8-K

                             (iv) The existence of any claim,  set-off,  defense
or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting) or any Bank (other than the defense of payment to such Bank in accordance with the terms of this Agreement) or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction;

                             (v) Any statement or any other documents  presented
under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided that such payment shall not have constituted gross negligence or willful misconduct of T-D
Bank;

                             (vi)  The  insolvency  of any  Person  issuing  any
documents in connection with any Letter of Credit;

                             (vii)  Any  breach  of any  agreement  between  the
Borrower and any beneficiary or transferee of any Letter of Credit;

                             (viii) Any  irregularity  in the  transaction  with
respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit;

                             (ix) Any errors, omissions, interruptions or delays
in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code;

                             (x) Any act, error,  neglect or default,  omission,
insolvency or failure of business of any of the correspondents of T-D Bank, provided that the same shall not have constituted the gross negligence or willful misconduct of T-D Bank;

                             (xi) Any other  circumstances  arising  from causes
beyond the control of T-D Bank;

                             (xii)  Payment  by T-D Bank  under  any  Letter  of
Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of T-D Bank; and

                             (xiii)   Any  other   circumstance   or   happening
whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or wilful misconduct of T-D Bank or any Bank.

                (g) If, after the Agreement Date, any change in Applicable Law, any change in the interpretation or administration thereof, or any change in compliance with Applicable Law by T-D Bank or any other Bank as a result of any request or directive of any governmental authority, central bank or comparable agency (whether or not having the force of law) shall (i) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal


                                          General Communication, Inc. - Form 8-K

Reserve System), special deposit, capital adequacy, assessment or other requirements or conditions against letters of credit issued by T-D Bank or against participations by any other Bank in the Letters of Credit or (ii) impose on T-D Bank or any other Bank any other condition regarding any Letter of Credit or any participation therein, and the result of any of the foregoing in the reasonable determination of T-D Bank or such Bank, as the case may be, is to increase the cost to T-D Bank or such Bank of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein, as the case may be, by an amount (which amount shall be reasonably determined) deemed by T-D Bank or such Bank to be material, then, on the earlier of five (5) days following the date of demand (which demand shall be made not later than six (6) months following such Bank's determination of a need for additional compensation) by T-D Bank or such Bank or the Maturity Date, the Borrower shall immediately pay T-D Bank or such Bank, as the case may be, such additional amount or amounts as T-D Bank or such Bank, as the case may be, determines will compensate it for such increased costs. Within sixty (60) days of such written demand by T-D Bank or such Bank, the Borrower may, in its discretion, provide a replacement bank or banks for T-D or such Bank, which replacement bank or banks will be subject to the approval of the Administrative Agent and the Majority Banks (which approval, in each case, will not be unreasonably withheld), and shall take all necessary actions to transfer the rights, duties and obligations of T-D Bank or such Bank to such replacement bank or banks within such 60-day period. A certificate of such Bank setting forth the amount, and in reasonable detail the basis for T-D Bank or such Bank's determination of such amount, to be paid to T-D Bank or such Bank by the Borrower as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive. Such certificate shall be delivered to the Borrower with each written demand for payment referenced above. T-D Bank and each Bank further agree that they shall use their best efforts to give the Borrower thirty (30) days prior notice, and in any event shall give prompt notice, of any event referred to in this paragraph which may have the effect of materially increasing the cost to T-D Bank or such Bank of issuing or maintaining any T-D Letter of Credit or purchasing or maintaining any participation therein.

                (h) The Borrower will indemnify and hold harmless the Indemnified Parties from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees) which may be imposed on, incurred by or asserted against the Managing Agents, the Administrative Agent, T-D Bank or any Bank in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrower shall not be liable to any of the Indemnified Parties for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Managing Agents, T-D Bank, the Administrative Agent, or such Bank, as the case may be, as determined by a final, non-appealable judicial order. This Section 2.14(h) shall survive termination of this Agreement.



                                          General Communication, Inc. - Form 8-K

                (i) Each Bank shall be responsible for its pro rata share (based on such Bank's Commitment Ratio) of any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees) and disbursements which may be incurred or made by T-D Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, the Borrower's or any guarantor's obligations to reimburse or otherwise. In the event the Borrower shall fail to pay such expenses of T-D Bank within thirty (30) days of demand for payment by T-D Bank, provided that T-D Bank has, during such thirty-day period, made a diligent collection effort with respect to such expenses, and provided that such costs shall not result from the gross negligence or willful misconduct of T-D Bank, each Bank shall thereupon pay to T-D Bank its pro rata share (based on such Bank's Commitment Ratio) of such expenses within ten (10) days from the date of T-D Bank's notice to the Banks of the Borrower's failure to pay; provided, however, that if the Borrower or any guarantor shall thereafter pay such expense, T-D Bank will repay to each Bank the amounts received from such Bank hereunder.


                                    ARTICLE 3
                              Conditions Precedent

                Section 3.1 Conditions Precedent to Initial Advance. The obligation of the Banks to undertake the Commitment and to make the initial Advance of the Loans is subject to the prior fulfillment of each of the following conditions:

                (a) The Administrative Agent shall have received each of the following, for itself and for the benefit of the Banks, in form and substance satisfactory to it:

                             (i)  Loan  Certificate  from the  Borrower,  Parent
Company and each Subsidiary of the Borrower, substantially in the form attached hereto as Exhibit M, including a certificate of incumbency with respect to each officer authorized to execute Loan Documents on behalf of such entity, together with appropriate attachments which shall include, without limitation, the following items: (A) a copy of the Certificate of Incorporation or Partnership Agreement and Certificate of Limited Partnership, as applicable, of such entity, certified to be true, complete and correct by the appropriate governmental authority, (B) certificates of good standing for such entity issued by the Secretary of State or similar state official for each state in which such entity is incorporated or required to qualify to do business, (C) a true, complete and correct copy of the Bylaws of such entity, as in effect on the Agreement Date,
(D) a true, complete and correct copy of the resolutions of such entity authorizing it to execute, deliver and perform the Loan Documents to which it is a party, (E) a true, complete and correct copy of all shareholders' or other similar agreements or voting trust agreements in effect with respect to the stock or partnership interests of each entity, (F) a photocopy of the Licenses, if any, held by such entity, certified by an Authorized Signatory to be in full force and effect on the date hereof, (G) a list of the Pole Agreements, if any, held by such entity, certified by an Authorized Signatory to be in full force and effect on the date hereof, and (H) a copy of the Management Agreement;

                             (ii) This duly executed Loan Agreement;



                                          General Communication, Inc. - Form 8-K

                             (iii) A duly  executed  Note to the  order  of each
Bank in the amount of such Bank's pro rata share of the Commitment;

                             (iv) The duly executed Security Agreement, together
with appropriate UCC-1 financing statement forms;

                             (v)  Lien  search   results  with  respect  to  the
Borrower, its Subsidiaries, Parent Company, and the Manager from all appropriate jurisdictions and filing offices, together with appropriate UCC-3 termination statements relating to Liens which are not Permitted Liens;

                             (vi)  Original  Uniform   Commercial  Code  Form  1
financing  statements,   signed  by  the  Borrower  as  debtor  and  naming  the
Administrative Agent as secured party to be filed in all appropriate jurisdictions, in such form, substance and number as shall be satisfactory to the Administrative Agent;

                             (vii) Copies of insurance certificates covering the
Collateral, naming the Administrative Agent as additional insured or named loss payee, as applicable, and otherwise meeting the requirements of Section 5.5;

                             (viii)  duly   executed   Mortgages   granting  the
Administrative Agent a mortgage to secure the Obligations on the real property having a fair market value in excess of $250,000 owned in fee simple by the Borrower or its Subsidiaries described on Schedule 5 hereto, together with delivery to Administrative Agent of duly executed UCC-1 Financing Statements under the applicable Uniform Commercial Code, or other filings under applicable law, to be filed in connection with such Mortgage in form and substance satisfactory to Administrative Agent to perfect the Lien created by the Mortgage on any fixtures located on the real property covered by the Mortgage;

                             (ix)  Proof  of  payment  of  all  title  insurance
premiums, documentary stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of any of the Loan Documents or the issuance of the title insurance commitments referred to above (whether due on the Agreement Date or in the future) including such sums, if any, due in connection with any future Advances;

                             (x) Copies of all  existing  environmental  reviews
and audits with respect to all real property owned by the Borrower and other information pertaining to actual or potential environmental claims as Administrative Agent may require;

                             (xi) Opinions of general  counsel,  special counsel
to the Manager and the Prior Borrower, special Alaska Public Utilities Commission counsel, and FCC counsel to the Borrower and its Subsidiaries, addressed to each Managing Agent, each Bank, and the Administrative Agent and satisfactory to each of them, dated the Agreement Date, in substantially the forms attached hereto as Exhibits N-1, N-2, N-3 and N-4, respectively;

                             (xii) A duly executed  Request for Initial  Advance
of the Loans, in substantially the form attached hereto as Exhibit F-2;

                             (xiii)   The  duly   executed   Subordination   and
Assignment  of  Management   Agreement,   and   corresponding   UCC-1  financing
statements;



                                          General Communication, Inc. - Form 8-K

                             (xiv) A duly executed Use of Proceeds Letter;

                             (xv)  Copies of any  Letters  of  Credit  issued or
outstanding on the Agreement Date;

                             (xvi)  Pro  forma  financial   statements  for  the
Borrower and the Borrower's Subsidiaries as of the Agreement Date, with respect to the balance sheet, and as of June 30, 1996, with respect to the income statement;

                             (xvii) Copies of any pay-off  letters,  termination
statements, canceled mortgages and the like required by the Administrative Agent in connection with the satisfaction of all Indebtedness of the Prior Borrower under the Prior Loan Agreement and the removal of any Liens against the assets of the Systems being acquired pursuant to the Rock and Cooke Acquisitions or against the Borrower which are not Permitted Liens hereunder;

                             (xviii) A duly  executed  Certificate  of Financial
Condition, issued by the Borrower and its Subsidiaries as of the Agreement Date, and in substantially the form attached hereto as Exhibit O; and

                             (xix) Duly executed  Borrower's  Pledge  Agreement,
together with appropriate Stock Certificates and Stock Powers;

                             (xx)  Duly  executed   Parent's  Pledge  Agreement,
together with appropriate Stock Certificates and Stock Powers;

                             (xxi) Duly executed  Subsidiary Security Agreement,
given by each Subsidiary of the Borrower, together with appropriate UCC-1 financing statement forms;

                             (xxii) Duly executed Subsidiary Guaranty,  given by
each Subsidiary of the Borrower;

                             (xxiii) Duly  executed  Assignment  of  Partnership
Interests, given by the Borrower and GCI Cable Holdings, Inc. as related to their general and limited partnership interests in Prime Cable of Alaska, L.P.;

                             (xxiv) All such  other  documents  as any  Managing
Agent, the Administrative Agent, or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

                (b) Completion of the GCI Acquisition and other transactions associated therewith, as well as the completion of all documentation associated therewith under terms satisfactory to the Administrative Agents, Managing Agents, and the Banks.

                (c) The Managing Agents, the Administrative Agent, and the Banks shall have received evidence satisfactory to each of them that all Necessary Authorizations, other than any contained on Schedule 6 hereto, have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and shall have received a certificate of an Authorized Signatory so stating.



                                          General Communication, Inc. - Form 8-K

                (d) The Administrative Agent, for itself, the Managing Agents, and the Banks, shall have received all fees due on the Agreement Date from the Borrower.

                Section 3.2 Conditions Precedent to Each Advance. The obligation of the Banks to make each Advance, including the initial Advance and including those Advances made by virtue of Sections 2.2(b)(ii) and 2.2(c)(ii) hereof, is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

                (a) All of the representations and warranties of the Borrower and its Subsidiaries under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, except with respect to changes therein as permitted under this Agreement, both before and after giving effect to the application of the proceeds of the Advance;

                (b) The incumbency of persons authorized by the Borrower to sign documents shall be as stated in the certificate of incumbency delivered pursuant to Section 3.1(a)(i) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent, the Managing Agents, and each of the Banks whose names appear on the signature pages hereof;

                (c) There shall not exist, on the date of the making of the Advance and after giving effect to the proceeds of the Advance, a Default or an Event of Default hereunder, and the Administrative Agent shall have received a Request for Advance signed by an Authorized Signatory so certifying, which Request for Advance shall also certify the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.17 hereof; and

                (d) The Administrative Agent, the Managing Agents, and each of the Banks shall have received all such other certificates, reports, statements, opinions of counsel or other documents as it may, having given the Borrower two
(2) Business Days' prior notice, reasonably request.

The Borrower hereby agrees that the delivery of any Request for Advance hereunder shall be deemed to be the certification of the Authorized Signatory of the Borrower as to the matters set forth in this Section 3.2.

                Section 3.3 Conditions Precedent to Issuance of Each Letter of Credit. The obligation of T-D Bank to issue any Letter of Credit hereunder is subject to the prior fulfillment of each of the following conditions:

                (a) All of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of the issuance of such Letter of Credit, shall be true and correct at such time in all material respects, except with respect to changes therein as permitted under this Agreement, both before and after giving effect to the issuance of such Letter of Credit;



                                          General Communication, Inc. - Form 8-K

                (b) The incumbency of persons authorized by the Borrower to sign documents shall be as stated in the Certificate of Incumbency delivered pursuant to Section 3.1(a)(i) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and each of the Banks;

                (c) There shall not exist, on the date of the issuance of such Letter of Credit and after giving effect thereto, a Default hereunder, and the Administrative Agent shall have received a Request for Issuance of Letter of Credit so stating; and

                (d) The Administrative Agent, the Managing Agents, and the Banks shall have received all such other certificates, reports, statements, opinions of counsel or other documents as any of them may, having given the Borrower two
(2) Business Days prior notice, reasonably request.


                                    ARTICLE 4
                         Representations and Warranties

                Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent, the Managing Agents, and each of the Banks that:

                (a)  Organization;  Power;  Qualification.  The  Borrower  is  a
corporation duly organized, validly existing and in good standing under the laws of the State of Alaska having the Parent Company as its only shareholder of record as of the Agreement Date. The Borrower has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each Subsidiary of the Borrower is a corporation or a limited partnership duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, as the case may be, and has the corporate or partnership power and authority, as the case may be, to own its properties and to carry on its business as now being and hereafter proposed to be conducted. The Borrower and each of its Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization.

                (b) Authorization. The Borrower has the corporate power and has taken all necessary corporate action to authorize it to borrow hereunder, to create the Security Interest pursuant to the Security Agreement, to execute, deliver and perform this Agreement, any Mortgage, and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and is, and each of the other Loan Documents to which the Borrower is party is, a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law, (ii)
enforcement   may   be   limited   by   bankruptcy,


                                          General Communication, Inc. - Form 8-K
insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower), and
(iii) enforcement may be limited by local rules and regulations or by the Licenses themselves or by FCC rules and regulations, as the case may be.

                (c) Subsidiaries, Authorization; Enforceability. The Borrower's Subsidiaries and the respective ownership interests therein as of the Agreement Date are as set forth in Schedule 7 attached hereto. Each Subsidiary of the Borrower has the corporate or partnership power, as the case may be, and has taken all necessary corporate or partnership action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such other Loan Documents. Each of the Loan Documents to which any Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any such Subsidiary), and (iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance by the Borrower and its Subsidiaries of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval not already obtained, (ii) violate any Applicable Law respecting the Borrower or any Subsidiary of the Borrower, (iii) conflict with, result in a breach of, or constitute a default under the currently operative certificate or articles of incorporation, bylaws or partnership agreement, as the case may be, of the Borrower or of any Subsidiary of the Borrower, or under any material indenture, agreement, or other instrument, including without limitation the Licenses and the Pole Agreements, to which the Borrower or any of its Subsidiaries is a party or by which any of them or their properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except for Permitted Liens.

                (e) Business. The Borrower through its Subsidiaries is engaged in the Cable Business and in leasing fiber capacity on the Systems to third parties, and currently owns, operates and maintains the Systems.



                                          General Communication, Inc. - Form 8-K

                (f) Licenses etc. All Licenses have been authorized by the grantors thereof and are in full force and effect, and the Borrower and its Subsidiaries are in compliance in all material respects with all of the material provisions thereof. Except as disclosed on Schedule 6 hereto, the Borrower has secured all Necessary Authorizations and all such Necessary Authorizations are in full force and effect. Neither any License nor any Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened attack or revocation. No other license or franchise agreement with respect to the territory covered by any License has been granted, nor, to the best of the Borrower's knowledge, is any application for such a license or franchise agreement pending, except as set forth on Schedule 8 attached hereto. To the best of the Borrower's knowledge, there is no Person holding a cable television franchise authorizing such Person to provide cable television services in the franchise areas served by the Systems, except as set forth on
Schedule 8 attached hereto. As of the Agreement Date, there is no overbuilding of any territory within the Systems.

                (g) Compliance with Law. The Borrower and its Subsidiaries are each in substantial compliance with all material Applicable Laws (including, without limitation, FCC regulations regarding signal leakage).

                (h) Title to Properties. The Borrower has good, legal and marketable title to, or a valid leasehold interest in, all of its Assets. Each of the Borrower's Subsidiaries has good, legal and marketable title, or a valid leasehold interest in all of its assets. None of such Assets is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens or financing statements for which UCC-3 termination statements have been tendered at closing on the Agreement Date, no financing statement under the UCC and no other filing which names the Borrower or any of its Subsidiaries as debtor or which covers or purports to cover any of the Collateral is on file in any state or other jurisdiction, and neither the Borrower nor any of its Subsidiaries has signed any such financing statement or filing (except as described above) or, except for the Loan Documents, any security agreement that has not been terminated, authorizing any secured party thereunder to file any such financing statement or filing. Neither the Borrower nor any of its Subsidiaries owns any real estate except (i) as set forth in
Schedule 5 attached hereto or (ii) as subsequently permitted under Section 7.13 hereof and provided a Mortgage on such real estate is granted to the Administrative Agent, as agent for the Managing Agents and the Banks to the extent required by Section 5.11 hereof.

                (i) Litigation. There is no action, suit or proceeding pending or, to the best of the Borrower's knowledge, threatened against or in any other manner relating directly and adversely to, the Borrower, or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any governmental body, except as described on Schedule 9 attached hereto, and no such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) if determined adversely to the Borrower, or any of its Subsidiaries, would be likely to have a Materially Adverse Effect.

                (j) Taxes. All federal, state and other tax returns of the Borrower and each of its Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, assessments and other governmental charges or levies upon the


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                                                                        Page 198

Borrower, all of its Subsidiaries, and any of their properties, income, profits and assets, which are due and payable, have been paid, except any such taxes, assessments or other governmental charges or levies (i) the payment of which is being contested in good faith by appropriate proceedings, (ii) for which adequate reserves have been provided on the books of the Borrower or the Subsidiary of the Borrower involved, and (iii) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of taxes are, in the judgment of the Borrower, adequate.

                (k) Financial Statements. The Borrower has furnished or caused to be furnished to the Administrative Agent, the Managing Agents, and each of the Banks the audited balance sheets and statements of income of the Parent Company and the Prior Borrower for the calendar year ended December 31, 1995, and the unaudited balance sheets and statements of income for the Parent Company, the Prior Borrower, the Alaska Cablevision System and the Alaskan Cable Network System for the calendar quarter ended June 30, 1996, which to the best of the Borrower's knowledge as of the Agreement Date are complete and correct in all material respects and present fairly in accordance with GAAP the financial position of the Parent Company, the Prior Borrower, the Alaska Cablevision System, and the Alaskan Cable Network System on and as at such dates and the results of operations for the periods then ended. There are no material liabilities, contingent or otherwise, of the Parent Company, the Borrower, and the Borrower's Subsidiaries which are not disclosed in such financial statements.

                (l) No Adverse Change. Since June 30, 1996, there has occurred no event which is likely to have a Materially Adverse Effect.

                (m) ERISA. The Borrower, each of its Subsidiaries and each of their respective ERISA Affiliates and each of their respective Plans are in substantial compliance with ERISA and the Internal Revenue Code, and neither the Borrower, nor any of its Subsidiaries, nor any of their respective ERISA Affiliates has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Internal Revenue Code. The Borrower and its Subsidiaries have not incurred any material liability to the Pension Benefit Guaranty Corporation or any successor thereto in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan for which the Pension Benefit Guaranty Corporation or any successor thereto would guarantee payment if such Plan were terminated, and such assets are also sufficient to provide all other benefits due under the Plan prior to and upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or any party in interest, fiduciary, trustee or administrator thereof, has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) which would subject such Plan or any other Plan of the Borrower, its Subsidiaries, or any of their respective ERISA Affiliates, any trust created thereunder, or any party in interest, fiduciary, trustee or administrator thereof, or any party dealing with any such Plan or any such trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Borrower, its Subsidiaries nor any of their respective


                                          General Communication, Inc. - Form 8-K

ERISA Affiliates is a participant in or obliged to make any payment to a Multiemployer Plan.

                (n) Compliance with Regulations G, T, U and X. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and no portion of the Loan is to be used for the "purpose of purchasing or carrying" any "margin stock" as such terms are used in such Regulations.

                (o) Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery, and closing of this Agreement or any other Loan Document. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authorization in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document, the borrowing hereunder and the granting of the Security Interest, except the filing of UCC-1 financing statements with regard to the Security Interest in such offices as may be specified in the various opinions of counsel for the Borrower delivered as required under Section 3.1(a).

                (p) Absence of Default. The Borrower and each of its Subsidiaries are in compliance in all material respects with all of the provisions of their certificates or articles of incorporation and bylaws or partnership certificates or agreements, as the case may be, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute (i) an Event of Default or
(ii) a material default by the Borrower or any of its Subsidiaries under any material indenture, agreement or other instrument, including, without limiting the foregoing, any License, the Management Agreement or any Pole Agreement, or any judgment, decree or order to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or affected.

                (q) Priority. The Security Interest is a valid and perfected security interest in the Collateral securing, in accordance with the terms of the Security Agreement and the Subsidiary Security Agreement, the outstanding Obligations, and the assets subject to the Security Interest are subject to no Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens, and the Security Agreement and the Subsidiary Security Agreement are enforceable as security for the outstanding Obligations in accordance with its terms with respect to the Collateral against the
Borrower, its Subsidiaries, and the Parent Company and all third parties, subject, as to enforcement of remedies, to the following qualifications: (i) certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such


                                          General Communication, Inc. - Form 8-K
law relates to the bankruptcy, insolvency or similar event of the Borrower and its Subsidiaries), and (iii) enforcement as to the Licenses may be limited by the rules and regulations of the Alaska Public Utilities Commission or other local laws or by the Licenses themselves or by FCC rules and regulations, as the case may be, restricting the transfer of such Licenses. Each of the Mortgages given by the Borrower and its Subsidiaries to the Administrative Agent grants a valid and perfected interest in the real estate owned by the Borrower and its Subsidiaries, subject only to the provisions of Section 5.11 hereof. Any Mortgage secures, in accordance with its terms, the Notes and the other outstanding Obligations and such interests will be subject to no Liens that are prior to, on a parity with or junior to the Lien in favor of the Administrative Agent, as agent for the Managing Agents and the Banks, other than Permitted
Liens, and any Mortgage will be enforceable as security for the outstanding Obligations in accordance with its terms against the Borrower and its Subsidiaries and all third parties, subject to the following qualifications: (i) certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any of its Subsidiaries), and
(iii) the Licenses may require the Administrative Agent to obtain certain governmental consents or approvals prior to enforcement.

                (r) Accuracy and Completeness of Information. All information, reports, and other papers and data relating to the Borrower and furnished by or on behalf of the Borrower to the Administrative Agent, the Managing Agents and the Banks were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent, the Managing Agents and the Banks true and accurate knowledge of the subject matter in all material respects. No fact is currently known to the Borrower which is likely to have a Materially Adverse Effect.

                (s) Environmental Matters. Except as is described on Schedule 10 attached hereto:

                       (i) The Property does not contain, in, on or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in violation of Environmental Laws or in amounts that could give rise to material liability under Environmental Laws.

                       (ii) The Borrower and its Subsidiaries are in substantial compliance with all applicable Environmental Laws, and there is no condition which could interfere with the continued operation of any of the Properties in substantial compliance with Environmental Laws, or impair the financial condition of Borrower.

                       (iii) Neither the Borrower nor any of its Subsidiaries has received from any governmental authority or any other Person any complaint, notice of violation, alleged violation, investigation or advisory action or notice of potential liability regarding matters of environmental protection or permit compliance under applicable Environmental Laws with regard to the Properties, and neither the Borrower nor any of its Subsidiaries is aware that any governmental authority is contemplating delivering to Borrower or any of its Subsidiaries any such notice. There has been no pending or, to the Borrower's
knowledge,   threatened  complaint,  notice  of  violation,


                                          General Communication, Inc. - Form 8-K
alleged  violation,   investigation  or  notice  of  potential  liability  under
Environmental Laws with regard to any of the Properties.

                       (iv) Hazardous Materials have not been generated, treated, stored, disposed of, at, on or under any of the Property except in substantial compliance with all Environmental Laws or in a manner that could give rise to material liability under Environmental Laws nor have any Hazardous Materials been transported or disposed of from any of the Properties to any other location except in substantial compliance with all Environmental Laws nor in a manner that could reasonably be anticipated to give rise to material liability under Environmental Laws.

                       (v) Neither the Borrower nor any of its Subsidiaries is a party to any governmental administrative actions or judicial proceedings pending under any Environmental Law with respect to any of the Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.

                       (vi) There has been no release or threat of release of Hazardous Materials into the environment at or from any of the Properties, or arising from or relating to the operations of the Borrower or any of its Subsidiaries, in violation of Environmental Laws or in amounts that could give rise to material liability under Environmental Laws.

                (t) Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act. Neither the Borrower nor any of its Subsidiaries is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                (u) Payment of Wages. The Borrower and each of its Subsidiaries is in compliance in all material respects with the Fair Labor Standards Act, as amended, and the Borrower and the Subsidiaries have in all material respects paid all minimum and overtime wages required by law to be paid to their respective employees.

                (v) Securities Laws. The Borrower, each of its Subsidiaries, and any underwriters, sales agents, representatives or brokers representing or acting on behalf of the Borrower or any of its Subsidiaries have complied with all material federal and state securities laws in connection with the offer and sale of stock or partnership interests in the Borrower or any of its Subsidiaries.

                (w) Agreements with Affiliates and Management Agreements. Except for the Management Agreement and as otherwise set forth on Schedule 11 attached hereto, the Borrower does not have (i) any material agreements or binding arrangements of any kind with any Affiliates, or (ii) any management or consulting agreements of any kind with any third party.


                                          General Communication, Inc. - Form 8-K

                Section 4.2 Survival of Representations and Warranties etc. All representations and warranties made under this Agreement shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date, the date of each Advance, and the date of issuance of each Letter of Credit, except to the extent such representations and warranties (a) relate expressly to an earlier date, (b) were previously fulfilled in accordance with the terms hereof,
(c) subsequently become inapplicable, or (d) are modified as a result of activities of the Borrower or changes in circumstances, in any case as permitted hereunder or as consented to or waived in writing in accordance with Section
11.13. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by the Administrative Agent, the Managing Agents, and the Banks, any investigation or inquiry by the Administrative Agent, the Managing Agents, and the Banks, or by the making of any Advance or the issuance of any Letter of Credit under this Agreement.


                                    ARTICLE 5
                                General Covenants

         So long as any of the Obligations is outstanding and unpaid, or the Borrower has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), or any Letter of Credit is outstanding, and unless the Majority Banks (except with respect to Section 5.12) shall otherwise consent in writing:

                Section 5.1 Preservation of Existence and Similar Matters. The Borrower and each of its Subsidiaries will:

                (a) preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence (except as permitted under Section 7.5(a)(iii) hereof), material rights, franchises, and licenses and its material privileges used in connection with or relating to the operation of the Systems in the State of Alaska including, without limiting the foregoing, the Licenses, the Pole Agreements, and all other Necessary Authorizations (or substitutions therefor which are reasonably satisfactory to the Majority Banks), and

                (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization (except as permitted under Section 7.5(a)(iii) hereof).

                Section 5.2 Business: Compliance with Applicable Law. The Borrower will (a) engage in the business of acting as a holding company owning its Subsidiaries and of operating the Systems, whether directly or indirectly, and (b) comply in all material respects with the requirements of all material Applicable Laws, except where compliance is being contested in good faith by appropriate proceedings and adequate reserves therefor have been set aside. The Borrower's Subsidiaries will (a) engage solely in the business of (i) the Cable Business and the business of owning, operating and maintaining the Systems, and
(ii) leasing fiber capacity on the Systems to third parties; and (b) comply in all material respects with the requirements of all material


                                          General Communication, Inc. - Form 8-K

Applicable Law except where compliance is being contested in good faith by appropriate proceedings and adequate reserves have been set aside therefor.

                Section 5.3  Maintenance of  Properties.  The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used or useful in their respective businesses (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto, provided, however, that the provisions of this Section 5.3 shall not prevent the Borrower or one of its Subsidiaries from disposing of obsolete equipment and inventory in the ordinary course of its business, or making dispositions permitted by Section 7.5(a)(ii) hereof.

                Section 5.3 Accounting Methods and Financial Records. The Borrower will maintain, on a consolidated basis with its Subsidiaries, a system of accounting established and administered in accordance with GAAP consistently applied, keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles consistently applied and reflecting all transactions required to be reflected by such accounting principles, and keep accurate and complete records of the Collateral. The Borrower and its Subsidiaries will maintain a calendar year ending on December 31.

                Section 5.4 Insurance. The Borrower will, and will cause each of its Subsidiaries to:

                (a) Maintain insurance on the assets and properties comprising the Systems and on the operations of the Systems including, but not limited to, public liability, business interruption and fidelity coverage insurance, from responsible insurance companies in such amounts and against such risks as shall be reasonably acceptable to the Administrative Agent and thereafter shall maintain insurance coverage comparable to that in place on the Agreement Date, taking into account the growth of the Systems after the Agreement Date.

                (b) Keep the Collateral insured by insurers on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, pilferage, loss in transit, explosions and hazards insured against by extended coverage, in amounts reasonably satisfactory to the Majority Banks, all premiums thereon to be paid by the Borrower and its Subsidiaries.

                (c) Require that each insurance policy on the assets and properties comprising the Systems and on the operations of the Systems name the Administrative Agent, as agent for the Managing Agents and the Banks, as additional insured or named loss payee, as appropriate, to the extent of the Obligations, and provide for at least thirty (30) days' prior written notice to the Administrative Agent of any default under, termination of or proposed cancellation or nonrenewal of, such policy. Subject to Section 3.2 hereof, in the event of a casualty covered by the Borrower's or any of its Subsidiaries' insurance maintained in accordance with this Section 5.5, the Borrower will be entitled, to the extent otherwise permitted hereunder, to borrow a Base Rate Advance in an amount necessary to replace or repair the damages caused by such casualty. Proceeds of insurance paid to the Administrative Agent shall (i) be



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                                                                        Page 204
applied by the Administrative Agent to repay the Advance made to the Borrower pursuant to the immediately preceding sentence as set forth in Section 2.9(c) or
Section 8.2 hereof, as appropriate, without penalty or premium and (ii) thereafter be applied by the Administrative Agent as provided in Section 2.9(c). Any balance thereof remaining after payment in full of the Obligations shall be paid to the Borrower or as otherwise required by law.

                Section 5.6 Payment of Taxes and Claims. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of its properties; except that no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower shall, and shall cause each of its Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

                Section 5.7 Visits and Inspections. The Borrower will, and will cause each of its Subsidiaries to, permit representatives of the Administrative Agent, the Managing Agents, and each of the Banks upon two (2) Business Days' prior notice, unless a Default has occurred, in which case no notice will be required, to (a) visit and inspect its properties during normal business hours,
(b) inspect and make extracts from and copies of its books and records, and (c) discuss with its principal officers and auditors and those of the Manager its businesses, assets, liabilities, financial positions, results of operations and business prospects pertaining to the Systems.

                Section 5.8 Payment of Indebtedness. Subject to Section 5.6 hereof and provisions herein or in any other Loan Document regarding subordination, the Borrower will, and will cause each of its Subsidiaries to, pay any and all of its Indebtedness when and as it becomes due, other than amounts duly disputed in good faith.

                Section 5.9 Use of Proceeds. The Borrower will use the aggregate proceeds of the initial Advance of the Loans as set forth in the Use of Proceeds Letter, and will use subsequent Advances under the Loans to fund working capital, for Capital Expenditures, to make Restricted Payments to the extent permitted under Section 7.7 hereof, to pay expenses incurred by the Borrower with respect to the consummation of this Agreement and related transactions thereto, and for other general corporate purposes.

                Section 5.10 Management. The Borrower and its Subsidiaries will be managed by the Manager under the terms of the Management Agreement.

                Section 5.11 Real Estate. The Borrower will, and will cause each of its Subsidiaries to, grant a Mortgage to the Administrative Agent, as agent for the Managing Agents and the Banks, in substantially the form of the Mortgage delivered on the Agreement Date, covering any parcel of real estate acquired by the Borrower



                                          General Communication, Inc. - Form 8-K
or any of its Subsidiaries with respect to the Systems after the Agreement Date having a fair market value in excess of $250,000, and collaterally assign, to the extent permitted therein, any leases entered into by the Borrower or any of its Subsidiaries as lessor with respect to such real estate. The Borrower will, and will cause each of its Subsidiaries to, deliver to the Administrative Agent, the Managing Agents, and each of the Banks, all documentation, including one or more opinions of counsel and policies of title insurance, which in the opinion of the Administrative Agent is appropriate with each such grant or assignment.

                Section 5.12 Indemnity. The Borrower for itself and on behalf of each of its Subsidiaries, will indemnify and hold harmless the Indemnified Parties from and against any and all claims, liabilities, losses, damages, actions, and demands by any party (other than with respect to any claims, actions or demands made by any other Indemnified Party or any liabilities, losses or damages caused thereby) against any Indemnified Party resulting from any breach or alleged breach by the Borrower or any of its Subsidiaries of any representation or warranty made hereunder, or otherwise arising out of (i) the Commitment or the making or administration of the Loans, (ii) allegations of any participation by the Indemnified Parties, or any of them in the affairs of the Borrower or any of its Subsidiaries or that the Indemnified Parties, or any of them has any joint liability with the Borrower or any of its Subsidiaries for any reason, or (iii) any claim against the Indemnified Parties, or any of them by any Shareholder or other investor in or lender to the Borrower or any of its Subsidiaries for any reason whatsoever; unless, with respect to any of the above, the party seeking indemnification is finally judicially determined to have acted or failed to act with gross negligence or wilful misconduct.

                Section 5.13 Payment of Wages. The Borrower and each of its Subsidiaries will at all times comply in all material respects with the requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such act relating to the payment of minimum and overtime wages as the same may become due from time to time.

                Section 5.14 Interest Rate Hedging.Rate Hedging.

                (a) Within six months from the Agreement Date, the Borrower shall have entered into one or more Interest Hedge Agreements which fix or place a limit on the Borrower's interest obligations at interest rates acceptable to the Administrative Agent with respect to the Loans on an aggregate of not less than fifty percent (50%) of the principal amount of the Loans then outstanding, such Interest Hedge Agreements to provide interest rate protection for a period of at least two (2) years from the date of the Interest Hedge Agreement.

                (b) All obligations of the Borrower to the Administrative Agent, the Managing Agents, the Banks, or any of them, or any affiliate of any of them, pursuant to any Interest Hedge Agreement, shall be deemed to be part of the Obligations.

                Section 5.15 ERISA. The Borrower shall, and shall cause each of its Subsidiaries to, at all times make, or cause to be made, prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to their and their respective ERISA Affiliates' Plans.




                                          General Communication, Inc. - Form 8-K

                Section 5.16 Further Assurances. The Borrower will promptly cure, or cause to be cured, defects in the creation and issuance of the Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any act or failure to act by the Borrower, any of its Subsidiaries, or any of the employees or officers thereof. The Borrower and each of its Subsidiaries at their expense will promptly execute and deliver to the Administrative Agent and the Banks, or cause to be executed and delivered to the Administrative Agent and the Banks, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower in the Loan Documents, including this Agreement, or to correct any omissions in the Loan Documents, or to obtain any consents which are necessary in connection with or in accomplishment of the covenants and agreements of the Borrower and each of its Subsidiaries under the Loan Documents, all as may be necessary or appropriate in connection therewith as may be reasonably requested.


                                    ARTICLE 6
                              Information Covenants

         So long as any of the Obligations under the Loan Documents is outstanding and unpaid or the Borrower has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), or any Letter of Credit is outstanding, and unless the Majority Banks shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office, to each Managing Agent and to each Bank:

                Section 6.1 Quarterly Financial Statements and Information. Within sixty (60) days after the last day of each quarter of each calendar year (other than the calendar quarter ending on December 31), the balance sheets of
(i) the Parent Company on a consolidated basis with the Borrower and the Borrower's Subsidiaries and (ii) of the Borrower and the Borrower's Subsidiaries on a consolidated basis, as at the end of such quarter and the related statements of income and retained earnings and related statements of cash flows of (i) the Parent Company on a consolidated basis with the Borrower and the Borrower's Subsidiaries and (ii) of the Borrower and its Subsidiaries on a consolidated basis, for such quarter and for the elapsed portion of the year ended with the last day of such quarter, all of which shall be certified by the chief financial officer or chief accounting officer of the Parent Company, to be, in his opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position of (i) the Parent
Company on a consolidated basis with the Borrower and the Borrower's Subsidiaries and (ii) of the Borrower and its Subsidiaries on a consolidated basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

                Section 6.2 Annual Financial Statements and Information; Certificate of No Default. Within one hundred twenty (120) days after the end of each calendar year, the audited balance sheets of (i) the Parent Company, on a consolidated basis with the Borrower and the Borrower's Subsidiaries and (ii) of the Borrower and the Borrower's Subsidiaries on a consolidated basis, as at the end of such calendar year and the related audited statement of income and retained earnings or deficit and


                                          General Communication, Inc. - Form 8-K
related statements of cash flows of (i) the Parent Company, the Borrower and the Borrower's Subsidiaries on a consolidated basis and (ii) of the Borrower and its Subsidiaries on a consolidated basis, for such calendar year, setting forth in comparative form the figures as at the end of and for the previous calendar year and certified by independent certified public accountants of national recognized standing, whose opinion shall be in scope and substance reasonably satisfactory to the Administrative Agent and the Majority Banks and include a statement certifying that no Default or Event of Default was detected during the examination of the Parent Company, the Borrower and the Borrower's Subsidiaries, on a consolidated basis, and that such accountants have authorized the Parent Company to deliver such financial statements and opinion thereon to the Administrative Agent, the Managing Agents and each of the Banks pursuant to this Agreement.

                Section 6.3 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2, commencing with respect to the quarter ending December 31, 1996, a certificate of an Authorized
Signatory:

                (a) setting forth as at the end of such quarterly period or calendar year, as the case may be, the arithmetical calculations required to establish (i) the Applicable Margin, and (ii) whether or not the Borrower was in compliance with the requirements of Sections 7.8, 7.9, 7.10, 7.11 and 7.17; and

                (b) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default or Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such Default or Event of Default.

                Section 6.4 Monthly Reports. Within forty-five (45) days from the last day of each month, (a) a monthly subscriber report of the Borrower and its Subsidiaries, in substantially the form attached hereto as Exhibit P, which report shall include, among other things, a reasonable estimate of the number of homes passed, actual basic subscribers, actual pay subscribers, and actual disconnecting subscribers for the Borrower for such month, and (b) a detailed profit and loss statement for such month and for the year-to-date, as compared with the budget for such year. Each such item shall be complete and correct in all material respects except for audit and year-end adjustments.

                Section 6.5 Copies of Other Reports.ther Reports

                (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower by the Borrower's independent public accountants regarding the Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 6.2.

                (b) Promptly  after its  preparation  and in no event later than
January 31 of each year,  a copy of the annual  budget for such  calendar  year, including the budget for Capital Expenditures, for the Borrower on a consolidated basis with its Subsidiaries.



                                          General Communication, Inc. - Form 8-K

                (c) Promptly upon request therefor by the Administrative Agent, any Managing Agent, or any Bank, copies of any material notices given to the Borrower by the Manager under the Management Agreement.

                (d) Promptly upon receipt thereof, copies of any material notice or report regarding any License from the grantor of such License or regarding the Systems or any License from the FCC.

                (e) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, financial projections, documents or further information regarding the Collateral or the business, assets, liabilities, financial position, or results of operations of the Borrower or any of its Subsidiaries, as may be reasonably requested by the Administrative Agent, any Managing Agent, or any Bank (provided that the Borrower will not be required to produce separate financial statements for any of its Subsidiaries).

                (f) Promptly upon the filing thereof, copies of all material reports, proxies, forms or other documents required to be filed or submitted by the Parent Company to the Securities and Exchange Commission or other federal or state securities law enforcement agency or commission.

                Section 6.6 Notice of Litigation and Other Matters. Prompt notice (and in any event, notice within three (3) Business Days) of the following events after the Borrower has received notice thereof or otherwise becomes aware of:

                       (i) the commencement of all material proceedings and investigations by or before any governmental body and all material actions and proceedings in any court or before any arbitrator (A) against, or (B) in any other way relating materially adversely and directly to, the Borrower, Parent Company, or any of the Subsidiaries of the Borrower, or the Manager or any of their respective properties, assets or businesses or any License;

                       (ii) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of the Borrower, or Parent Company, or any of the Subsidiaries of the Borrower other than changes in the ordinary course of business which have not had and are not likely to have a Materially Adverse Effect;

                       (iii) any material amendment or material modification to the budget submitted under Section 6.5(b) hereof for the operation of the Systems;

                       (iv) any Default or Event of Default or the occurrence or non-occurrence of any event (x) which constitutes, or which with the passage of time or giving of notice or both would constitute a default by the Borrower or any of its Subsidiaries under any material agreement other than this Agreement to which the Borrower or any of its Subsidiaries is party or by which its properties may be bound, and (y) which would be likely to have a Materially Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;



                                          General Communication, Inc. - Form 8-K

                       (v) the occurrence of any Reportable Event or a "prohibited transaction" (as defined in Section 4.1(m) hereof) with respect to any Plan of the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates, or the institution or threatened institution by the Pension Benefit Guaranty Corporation or any successor thereto of proceedings under ERISA to terminate or partially terminate such Plan, or the termination or partial termination of any such Plan, or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan; and

                       (vi) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in
Section 4.1(m) of this Agreement.



                                    ARTICLE 7
                               Negative Covenants

         So long as any of the Obligations under the Loan Documents is outstanding and unpaid or the Borrower has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), or any Letter of Credit is outstanding, and unless the Majority Banks shall otherwise consent in writing:

                Section 7.1 Indebtedness of the Borrower. The Borrower shall not, and shall cause each of its Subsidiaries not to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

                (a) Indebtedness under this Agreement, the Notes and the other Loan Documents including, without limitation, reimbursement obligations with respect to Letters of Credit;

                (b) Accounts payable, subscriber deposits, accrued expenses, customer advance payments and other current liabilities (other than for money borrowed) incurred in the ordinary course of business;

                (c) An amount not to exceed $4,000,000 in the aggregate for the Borrower on a consolidated basis with its Subsidiaries at any time consisting of
(i) Capitalized Lease Obligations and Indebtedness for Money Borrowed (other than the Obligations) (whether or not secured) outstanding as of the Agreement Date listed on Schedule 12 attached hereto, and (ii) other Capitalized Lease Obligations and Indebtedness for Borrowed Money (whether or not secured);

                (d) Current and deferred management fees and other expenses, together with any interest thereon, due pursuant to the terms of the Management Agreement and subject to the Subordination and Assignment of Management Agreement;

                (e) Indebtedness permitted pursuant to Section 7.2(a) or Section
7.6 hereof;



                                          General Communication, Inc. - Form 8-K

                (f) Indebtedness incurred in order to prevent the occurrence of a Default under Section 8.1(d) hereof as permitted thereby, subject to the terms and conditions of a subordination agreement in the form attached hereto as Exhibit Q;

                (g) Indebtedness under Interest Hedge Agreements entered into in satisfaction of the Borrower's obligations under Section 5.14(a) hereof; and

                (h)  Investments   permitted   hereunder  that  also  constitute
Indebtedness.

                Section 7.2 Investments. The Borrower and its Subsidiaries shall not make or otherwise acquire for a consideration in excess of $100,000 any Investments, except that (a) the Borrower and its Subsidiaries may make Investments in and loans to Subsidiaries of the Borrower; (b) the Borrower and its Subsidiaries may purchase or otherwise acquire and own (i) marketable, direct obligations of the United States of America maturing within three hundred sixty-five (365) days of the date of purchase, (ii) commercial paper issued by corporations, each of which shall have a consolidated net worth of at least $250 million and each of which conducts a substantial part of its business in the United States of America, maturing within one hundred eighty (180) days from the date of the original issue thereof, and rated "P-1" or better by Moody's Investor's Service, (iii) repurchase agreements in such amounts and with such financial institutions having a rating of A or better from Moody's Investor's Service as the Borrower may select from time to time following consultation with the Administrative Agent, and (iv) certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by any Bank or by a United States national or state bank having capital, surplus and undivided profits totaling more than $100 million, and having a rating of A or better from Moody's Investors Service; and (c) as permitted by Section 7.5(b) hereof.

                Section 7.3 Limitation on Liens. The Borrower shall not, and shall cause each of its Subsidiaries not to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

                Section 7.4 Amendment and Waiver. The Borrower shall not, and shall cause its Subsidiaries not to, without the prior written consent of the Majority Banks, except in connection with the issuance of equity securities to effect a cure of an Event of Default pursuant to Section 8.1(d) hereof, enter into any material amendment of, or agree to or accept any material waiver of any
(a) of the material provisions of its articles or certificate of incorporation, partnership agreement, or similar organizational documents or (b) any material provision of (i) its bylaws, (ii) any License or Pole Agreement other than in the ordinary course of business, or (iii) the Management Agreement.

                Section 7.5 Liquidation; Disposition or Acquisition of Assets. The Borrower shall not, and shall cause each of its Subsidiaries not to, at any time:

                (a) (i) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or (ii) sell, lease, abandon, transfer or otherwise dispose of (other than obsolete equipment and inventory) any assets or business (including the disposition of stock or other ownership interests, and including the sale with or


                                          General Communication, Inc. - Form 8-K
without recourse, and the discounting or other sale for less than face value, of any notes or accounts receivable) in excess of $4,000,000 in the aggregate during the term of this Agreement (except that the Borrower and its Subsidiaries may transfer assets and businesses amongst themselves), or (iii) enter into any merger or consolidation (except among the Borrower and one or more of its Subsidiaries provided that Borrower is the surviving corporation or among two or more of the Subsidiaries of the Borrower);

                (b) acquire capital stock, partnership interests or assets; provided, that the foregoing notwithstanding, (A) the Borrower and its Subsidiaries may make Investments as permitted under Section 7.2 hereof and may transfer assets and businesses amongst themselves, and (B) the Borrower shall be entitled to (i) make Capital Expenditures in the ordinary course of the Borrower's business permitted by Section 7.17 below, (ii) make real estate purchases permitted by Section 7.13 (except that Borrower and its wholly-owned Subsidiaries may transfer assets and businesses amongst themselves), and (iii) make other Acquisitions having a purchase price not in excess of $4,000,000 in the aggregate during the term of this Agreement;

                (c) create any new  Subsidiary  (other than the  formation  of a
Subsidiary  in  connection   with  an   Acquisition   permitted   under  Section
7.5(b)(iii), above);

                (d) as to the Borrower, issue any additional shares of common stock unless such shares are issued to the Parent Company and simultaneously pledged by the holder thereof to the Collateral Agent pursuant to the Parent's Pledge Agreement.

                Section 7.6 Limitation on Guaranties. The Borrower shall not, and shall cause each of its Subsidiaries not to, at any time Guaranty, or assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person (other than the Borrower and such Subsidiaries) other than (a) under any Loan Document or as permitted under
Section 7.1 hereof, (b) obligations under agreements to indemnify Persons who have issued bid or performance bonds or letters or credit issued in lieu of such bonds in the ordinary course of business of the Borrower securing performance by the Borrower of activities otherwise permissible hereunder, and (c) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business.

                Section 7.7 Restricted Payments and Purchases. The Borrower shall not, and shall cause each of its Subsidiaries not to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that so long as no Default hereunder then exists or would result therefrom, the Borrower may make (a) payments of accrued and unpaid management fees, expenses and accrued interest thereon, as of the Agreement Date totalling no more than $2,000,000, (b) payment of previously deferred management fees, expenses and accrued interest thereon, otherwise permitted under subsection (c) below, and
(c) current payments of management fees and expenses payable to the Manager under the Management Agreement, provided that the total management fees paid in any period do not exceed the following amounts:



                                          General Communication, Inc. - Form 8-K
                                                                        Page 212

                 Applicable Period                                    Total Management Fees
                 -----------------                                    ---------------------
Agreement Date through                                                      $167,000
  December 31, 1996
January 1, 1997 through                                                     $958,500
  December 31, 1997
January 1, 1998 through                                                     $708,500
  December 31, 1998
January 1, 1999 through                                                     $417,000
  October 31, 1999
November 1 through                                                          $500,000
  October 31 of each year thereafter

                Section  7.8  Leverage  Ratio.  As of the  end  of any  calendar quarter,  the Borrower  shall not permit the Leverage  Ratio for such quarter to exceed the ratio for each quarter ended during the  applicable  period set forth below:
                              Applicable Period                                                         Ratio
                              -----------------                                                         -----
                Agreement Date through March 31, 1997                                                   6.60:1
                April 1, 1997 through December 31, 1997                                                 6.50:1
                January 1, 1998 through December 31, 1998                                               6.25:1
                January 1, 1999 through June 30,  1999                                                  6.00:1
                July 1, 1999 through December 31, 1999                                                  5.50:1
                January 1, 2000 through June 30, 2000                                                   5.25:1
                July 1, 2000 through December 31, 2000                                                  4.75:1
                January 1, 2001 through June 30, 2001                                                   4.25:1
                July 1, 2001 and thereafter                                                             4.00:1

                Section 7.9 Interest Coverage Ratio. As of the end of any calendar quarter, the Borrower shall not permit the ratio of (i) Operating Cash Flow of Borrower for such quarter, to (ii) Total Interest Expense for such quarter to be less than: (a) from the Agreement Date through June 30, 1997, 1.50:1, (b) from July 1, 1997 through December 31, 1997, 1.75:1, and (c) from January 1, 1998 and each calendar quarter ending thereafter, 2.00:1.

                Section 7.10 Annualized Operating Cash Flow to Pro Forma Debt Service Ratio. As of the end of any calendar quarter, the Borrower shall not permit the ratio of (i) Annualized Operating Cash Flow of Borrower for such quarter, to (ii) Pro Forma Debt Service of Borrower to be less than 1.10:1.



                                          General Communication, Inc. - Form 8-K

                Section 7.11 Fixed Charges Coverage Ratio. From January 1, 1999 and thereafter the Borrower shall not, for any calendar quarter, permit the ratio of (x) the sum of (a) Operating Cash Flow of Borrower for such quarter, plus (b) cash on hand at the beginning of such quarter, to (y) Fixed Charges of Borrower for such quarter, to be less than 1.00:1.

                Section 7.12 Affiliate Transactions. The Borrower shall not, and shall cause its Subsidiaries not to, at any time engage in any transaction with an Affiliate (other than transactions between or among the Borrower and its Subsidiaries), nor make an assignment or other transfer of any of its assets to any Affiliate (other than between or among the Borrower and its Subsidiaries), on terms less advantageous than would be the case if such transaction had been effected with a non-Affiliate, except with respect to investments and loans permitted under Section 7.2(a) and except as provided in the Management Agreement with respect to the Borrower's relationship with the Manager. In addition, the Borrower shall receive the benefit of any discounts, rebates or special payment terms for pay television programming available to any Affiliate which such Affiliate is permitted to pass through to the Borrower, but which are not available to the Borrower from a non-Affiliate.

                Section 7.13 Real Estate.  Except for the property  described on
Schedule 5 hereto, the Borrower and its Subsidiaries shall not, in the aggregate, purchase or become obligated to purchase real estate other than purchases of small parcels of real estate (which shall be acquired subject to a Mortgage) in the ordinary course of business having a purchase price in an amount not to exceed, for any single such parcel, $500,000 or, in the aggregate, $2,000,000.

                Section 7.14 Transfer of Interests. The Borrower shall not, and shall cause its Subsidiaries not to, make or permit any transfer, assignment, distribution, mortgage, pledge or gift of any shares of capital stock, limited partner interest or any general partner interest or any other securities in the Borrower or any of its Subsidiaries, or transfer the ultimate control of Borrower or any of its Subsidiaries other than (i) in connection with mergers permitted under Section 7.5(a)(iii), (ii) by way of transfer of ownership of one or more of the Borrower's Subsidiaries to another wholly-owned Subsidiary of the Borrower, and (iii) to the Administrative Agent on behalf of the Banks.

                Section 7.15 ERISA Liabilities. The Borrower shall not, and shall cause each of its Subsidiaries not to, fail to meet all of the applicable minimum funding requirements of ERISA and the Code, without regard to any waivers thereof, and, to the extent that the assets of any of their respective Plans would be less than an amount sufficient to provide all accrued benefits payable under such Plans, shall make the maximum deductible contributions allowable under the Code. Neither the Borrower nor any of its Subsidiaries shall become a participant in any Multiemployer Plan.

                Section 7.16 Consolidated Tax Returns. The Borrower will not file, or consent to the filing of, any consolidated income tax return with any person other than a Subsidiary or the Parent Company or any other corporation controlled by the Borrower.


                                          General Communication, Inc. - Form 8-K

                Section 7.17 Capital  Expenditures.  The Borrower shall not make
Capital Expenditures in excess of the following amounts;  provided, however that unused amounts may be carried forward:
                Applicable Period                     Maximum Capital Expenditures
                -----------------                     ----------------------------
         Agreement Date through                       $31,000,000
                December 31, 1997

         January 1, 1998 through                      $29,000,000
                December 31, 1998

         January 1, 1999 and thereafter               [Not Tested]

                                    ARTICLE 8
                                     Default

                Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                (a) Any material representation or warranty made or deemed made under this Agreement shall prove incorrect or misleading in any material respect when made or deemed made;

                (b) The Borrower shall default (i) in the payment of any interest under any of the Notes, or any reimbursement obligation with respect to any Letter of Credit, or any fees due hereunder or under any other Loan Document, and such Default shall not be cured by payment of such overdue amounts in full within five (5) days from the date such payment became due; or (ii) in the payment of any principal under any of the Notes when due;

                (c) The Borrower shall default in the performance or observance of any agreement or covenant contained in Sections 7.7, 7.9, 7.10, 7.11, or 7.17 hereof;

                (d) The Borrower shall default in the performance or observance of the agreement or covenant contained in Section 7.8 hereof; provided, that if the Borrower, within fifteen (15) days from the date the financial statements are delivered to the Administrative Agent pursuant to Sections 6.1 and 6.2 hereof, by using cash on hand or the proceeds of subordinated Indebtedness for Money Borrowed (provided that such Indebtedness for Money Borrowed is subordinated to the Obligations pursuant to the terms of a subordination agreement in the form attached hereto as Exhibit Q) or the sale of additional equity securities of the Borrower, reduces the amount of Total Debt then outstanding as of the relevant calculation date to an amount that would not cause a Default under Section 7.8, no Default or Event of Default shall be deemed to have occurred; provided further, the Borrower may use the right to



                                          General Communication, Inc. - Form 8-K
prevent a Default under Section 7.8 set forth in the preceding clause on not more than two (2) occasions in non-consecutive quarters during the term of this Agreement;

                (e) The Borrower shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured to the Majority Banks' satisfaction evidenced in writing within a period of thirty (30) days from the later of (i) the date of occurrence of such default, or (ii) the date that the Borrower discovered such default;

                (f) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement) which shall not be cured to the Majority Banks' satisfaction evidenced in writing within the lesser of (i) the applicable cure period, if any, provided for in such Loan Document and (ii) a period of thirty (30) days from the later of (a) the date of occurrence of such default, or (b) the date that the Borrower discovered such default; or the Borrower or any of its Subsidiaries shall in any way challenge, or any proceedings shall in any way be brought to challenge (and, in the case of a proceeding brought by someone other than the Borrower or any of its Subsidiaries shall continue unstayed for a period of forty-five (45) days), the prior and perfected status of the Security Interest with respect to the Collateral or the validity or enforceability of the Security Interest, or of any other Loan Document which provides Collateral for the Obligations;

                (g) There shall be any Lien, collateral assignment, security interest, chattel mortgage or any other encumbrance on the equity or partnership interests, as the case may be, of the Borrower or any of its Subsidiaries, other than Liens of the type described in subparagraphs (a), (e) and (k) of the definition of Permitted Liens;

                (h) There shall be filed an involuntary petition under Title 11 of the United States Code, as now constituted or hereafter amended, in respect of the Parent Company, Borrower or any of its Subsidiaries which shall remain uncontroverted for a period of forty-five (45) consecutive days; or there shall be entered a decree or order by a court having jurisdiction in the premises constituting an order for relief in respect of the Parent Company, Borrower or any of its Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Parent Company, Borrower or any of its Subsidiaries or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Parent Company, Borrower or any of its Subsidiaries and any such decree or order shall continue unstayed and in effect for a period of forty-five (45) consecutive days;

                (i) The Parent Company, Borrower or any of its Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Parent Company, Borrower or any of its Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the


                                          General Communication, Inc. - Form 8-K

Parent Company, Borrower or any of its Subsidiaries or of any substantial part of their respective properties, or the Parent Company, Borrower or any of its Subsidiaries shall fail generally to pay their respective debts as they become due, or the Parent Company, Borrower or any of its Subsidiaries shall take any action in furtherance of any such action;

                (j) A final judgment shall be entered by any court against the Borrower or any of its Subsidiaries for the payment of money which exceeds $500,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of its Subsidiaries which, together with all other such property of the Borrower or any of its Subsidiaries subject to other such process, exceeds in value $500,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

                (k) There shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Internal Revenue Code, with respect to any Plan maintained by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates, or to which the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or the Pension Benefit Guaranty Corporation or any successor thereto shall institute proceedings to terminate any such Plan; or the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates shall incur any material liability to the Pension Benefit Guaranty Corporation or any successor thereto in connection with any such Plan; or any Plan or trust created under any Plan of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates shall engage in a "prohibited transaction" (as defined in Section 4.1(m) hereof) which would subject such Plan or any other Plan of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates, any trust created thereunder, or any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Internal Revenue Code; or the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates shall enter into or become obligated to contribute to a Multiemployer Plan;

                (l) Any event shall occur which has a Materially Adverse Effect;

                (m) The Manager shall for any reason cease providing management to the Borrower and its Subsidiaries, there shall be a change of more than twenty percent (20%) of the ownership of the Manager (other than changes in the partnership percentages of the present partners), or the Management Agreement shall cease to be in full force and effect or there shall be a material default thereunder which default shall continue unremedied for a period of thirty (30) days, or there shall occur a Change in Control;

                (n) There shall occur any default under any material mortgage, deed to secure debt, note, loan agreement, indenture, or other instrument of the Borrower or any of its Subsidiaries evidencing Indebtedness for Money Borrowed, which default is


                                          General Communication, Inc. - Form 8-K
not cured within the applicable cure period and which results in acceleration thereunder;

                (o) Any License (other than a License for a portion of the Systems having fewer than 1,500 basic subscribers or any License identified on
Schedule 2 hereto as not being a material license) shall be revoked and such revocation shall not be cured, waived or stayed, or there shall occur a material default under any such License which shall not have been cured or waived within thirty (30) days of the occurrence thereof, or any proceedings shall in any way shall be brought to challenge (and shall continue uncontested for a period of thirty (30) days), the validity or enforceability of any such License, or any such License shall expire due to termination, nonrenewal or for any other reason; or

                (p) There shall be any material change in the respective percentage ownership interests of Subsidiaries held by the Borrower except in connection with a sale of equity securities by the Borrower, and except that the Borrower may transfer ownership of one or more of its wholly-owned Subsidiaries to another wholly-owned Subsidiary of the Borrower.

                Section 8.2 Remedies. If an Event of Default shall have occurred and until such Event of Default shall have been waived in writing in accordance with Section 11.13 hereof (or, if prior to acceleration or the exercise of any other remedies hereunder, until such Event of Default shall have been cured):

                (a) With the  exception  of an Event  of  Default  specified  in
Section 8.1(h) or 8.1(i), the Administrative Agent, at the request of the Majority Banks, shall (i) terminate the Commitment, and (ii) declare the principal of and interest on the Loans and the Notes and all other amounts owed under this Agreement at such time by the Borrower (which shall not include fees due under Section 2.4 hereof which have not accrued as of the date of such declaration) to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding, and the Commitment shall forthwith terminate and all amounts hereunder shall then be immediately due and payable.

                (b) Upon the  occurrence  of an Event of  Default  specified  in
Section 8.1(h) or Section 8.1(i), the principal of and interest on the Loans and the Notes and all other amounts owed under this Loan Agreement at such time by the Borrower (which shall not include fees due under Section 2.4 hereof which have not accrued as of the date of such declaration) shall thereupon and concurrently therewith automatically become due and payable and the Commitment of the Banks shall automatically terminate, all without any action by the Administrative Agent, the Managing Agents, or any of the Banks or any other holder of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding.



                                          General Communication, Inc. - Form 8-K

                (c) The Administrative Agent, on behalf of the Managing Agents and the Banks, and with the concurrence of the Majority Banks may exercise all of the post-default rights granted to it and to them under the Loan Documents or under Applicable Law.

                (d) Subject to the obtaining of any necessary consents from appropriate federal, state and local governmental entities, the Administrative Agent shall have the right (but not the obligation), on behalf of the Managing Agents and the Banks, to operate the Systems in accordance with the terms of, and subject to, the Licenses and any other Applicable Law and subject to any limitations contained in the Loan Documents, and, within guidelines established by the Majority Banks, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and of any necessary withholding taxes to state or federal authorities. In the event the Majority Banks fail to agree upon the guidelines referred to in the preceding sentence within ten (10) Business Days after the Administrative Agent has begun to operate the Systems, the Administrative Agent may make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of the Systems. Such payments and expenditures in excess of receipts shall constitute Advances under this Agreement, notwithstanding any limitation that might otherwise be imposed on Advances by the amount of the Commitment. Advances made pursuant to this Section 8.2(d) shall bear interest at the Default Rate for Base Rate Advances and shall be payable on DEMAND. The making of one or more Advances under this Section 8.2(d) shall not create any obligation on the part of any of the Banks to make any additional Advances hereunder. No exercise by the Administrative Agent, the Managing Agents, or any of the Banks of the rights granted to them under this
Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to them under this Agreement, the Security Agreement, any other Loan Document or at law. The Borrower hereby irrevocably appoints the Administrative Agent, as agent for each of the Managing Agents and the Banks, the true and lawful attorney of the Borrower, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the completion and operation of the Systems in the exercise of the rights of each Bank under this Section 8.2(d).

                (e) The rights and remedies of the Administrative Agent, the Managing Agents and the Banks hereunder shall be cumulative, and not exclusive.

                (f) Amounts collected by any Managing Agent or any Bank after the acceleration of the Loans under this Section 8.2 shall be paid over forthwith to the Administrative Agent, and any such amounts, together with any other amounts received or collected hereunder or under any other Loan Document by the Administrative Agent shall be applied in the following order of priority, in accordance where applicable with the Commitment Ratios of the Banks (except that payments under Section 9.3(b) shall be allocated to the Banks entitled to such payments): (i) against the Administrative Agent's reasonable costs of collection and counsel fees in obtaining such amounts; (ii) to the payment of fees then due and payable in respect of the Loans; (iii) to the payment of interest then due and payable on the Loans; (iv) to the payment of principal then due and payable on Loans; (v) to the payment of all other amounts not otherwise referred to in this Section 8.2(f) then due and payable


                                          General Communication, Inc. - Form 8-K
hereunder; and (vi) to the Borrower or as otherwise required by Applicable Law. For purposes of this Section 8.2(f), amounts due to the Administrative Agent, the Managing Agents, the Banks, or any of them, or any affiliate of any of them, pursuant to Interest Hedge Agreements shall be deemed to be principal amounts of the Loans.

                (g) In regard to all outstanding Letters of Credit with respect to which presentment for draw shall not have occurred, the Borrower shall promptly upon demand by the Administrative Agent (who shall act hereunder at the request of the Majority Banks) deposit in an account opened by the Administrative Agent and under its sole dominion and control for its benefit and the benefit of each Bank an amount equal to one hundred percent (100%) of the maximum amount currently or at any time thereafter available to be drawn on all such Letters of Credit. The Borrower hereby grants the Administrative Agent, for itself and for the ratable benefit of the Managing Agents and the Banks, a security interest in, and right of setoff against, any and all amounts in such accounts as security for the Borrower's reimbursement obligations with respect to all outstanding Letters of Credit with respect to which amounts remain available for draw by the beneficiary or beneficiaries thereof. Amounts held in such account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations next due in the manner set forth herein. After all such Letters of Credit shall have expired or been fully drawn upon, and all other Obligations shall have been paid in full, the balance, if any, in such account shall be returned to the Borrower. Except as expressly provided hereinabove, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower. In the event any such cash collateralized Letters of Credit expire or are terminated undrawn, the cash collateral therefor shall be returned forthwith to the Borrower.


                                    ARTICLE 9
                             Change in Circumstances
                          Affecting Eurodollar Advances

                Section 9.1 Eurodollar Basis Determination Inadequate. If after the date hereof with respect to any proposed Eurodollar Advance for any Interest Period, the Administrative Agent determines after consultation with the Banks that deposits in dollars (in the applicable amount) are not being offered to each of the Banks in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of the Banks to make the effected type of Eurodollar Advances shall be suspended.

                Section  9.2  Illegality.  If,  after the  Agreement  Date,  any applicable laws, rules or regulations, or any change therein, or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the


                                          General Communication, Inc. - Form 8-K
force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Bank to make, maintain or fund its Eurodollar Advances and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower. Upon receipt of such notice, notwithstanding anything contained in
Article 2 hereof, each affected Eurodollar Advance of such Bank, together with accrued interest thereon, either (a) on the last day of the then current Interest Period applicable to such Eurodollar Advance if such Bank may lawfully continue to maintain and fund such Eurodollar Advance to such day or (b) immediately, if such Bank may not lawfully continue to fund and maintain such Eurodollar Advance to such day, shall automatically and without further action by any party convert into a Base Rate Advance under the applicable Commitment, in an amount equal to the amount of such Eurodollar Advance. Interest accrued on such converted Eurodollar Advance shall be due and payable on the date such interest would have been due and payable had such Eurodollar Advance not been converted. Any penalties or extra costs required to be paid under Section 2.10 hereof or this Article 9 shall also be due and payable.

                Section 9.3 Increased Costs.

                (a) If after the Agreement Date, any applicable law, rule or regulation, or any change therein, or any interpretation or change in interpretation or administration thereof by any government authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank with any request or directive (whether or not having the force of law) or any such authority, central bank or comparable agency:

                (1) shall subject any Bank to any tax, duty or other charge with respect to its obligation to make Eurodollar Advances, or its Eurodollar Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Eurodollar Advances or in respect to any other amounts due under this Agreement, in respect to its Eurodollar Advances or its obligation to make Eurodollar Advances (except for taxes and changes in the tax on the overall net income of such Bank); or

                (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage or Domestic Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against the assets of, deposits with or for the account of, or credit extended by, any Bank or shall impose on any Bank or the Eurodollar interbank borrowing market any other condition affecting its obligation to make such Eurodollar Advances or its Eurodollar Advances;

and the result of any of the foregoing is, in the reasonable determination of such Bank, to increase the cost to such Bank of making or maintaining any such Eurodollar Advances, or to reduce the amount of any sum received by such Bank under this Agreement or under its Note or Notes with respect thereto, then, on the earlier of a date within fifteen (15) days after demand by such Bank or the Maturity Date as the case may be, the Borrower agrees to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased costs for the period


                                          General Communication, Inc. - Form 8-K
commencing on the date that is fifteen (15) days from the date of such demand; provided, however, that notwithstanding the foregoing, the Borrower will have thirty (30) days to make such payments if the Borrower does not receive the notices provided for below. Within sixty (60) days of such written demand by such Bank, the Borrower may in its discretion provide a replacement bank or banks for such Bank, which replacement bank or banks will be subject to the approval of the Administrative Agent and the Majority Banks (which approval, in each case, will not be unreasonably withheld), and shall take all necessary actions to transfer the rights, duties and obligations of such Bank to such replacement bank or banks within such 60-day period (including the payment in full of all Obligations hereunder due to the Bank being replaced). A certificate of such Bank setting forth the amount, and in reasonable detail the basis for such Bank's determination of such amount, to be paid to such Bank by the Borrower as a result of any event referred to in paragraphs (a)(1) or (2) above shall, absent manifest error, be conclusive. Such certificate shall be delivered to the Borrower by such Bank with each written demand for payment referenced above. Each Bank further agrees that it shall use its best efforts to give the Borrower thirty (30) days prior notice, and in any event give prompt notice, of any event referred to in paragraphs (a)(1) or (2) above which may have the effect of increasing the cost to such Bank of making or maintaining any such Eurodollar Advances, or to reduce the amount of any sum received by the Bank under this Agreement or under its Note or Notes with respect thereto, by an amount which may be reasonably determined by such Bank to be material.

                (b) A certificate of any Bank claiming  compensation  under this
Section 9.3, providing an explanation of the event giving rise to the claim, and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. The foregoing notwithstanding, if any Bank demands compensation under this Section 9.3, the Borrower may at any time, upon at least five (5) Business Days' prior notice to such Bank, prepay in full the then outstanding affected Eurodollar Advances of such Bank, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.10 hereof. Concurrently with prepaying such Eurodollar Advances, the Borrower may, Articles 2 and 3 hereof notwithstanding, borrow a Base Rate Advance, or a Eurodollar Advance not so affected, from such Bank, and such Bank shall, if so requested, make such Advance in an amount equal to the amount of the Eurodollar Advance. Interest accrued on such Eurodollar Advance shall be due and payable on the date such interest would have been due had such Eurodollar Advance not been so converted. Other amounts required under Section
2.10 hereof shall also then be due and payable.

                Section 9.4 Effect On Other Advances. If notice has been given pursuant to Section 9.1 or 9.2 suspending the obligation of any Bank to make any type of Eurodollar Advance, or requiring Eurodollar Advances of any Bank to be repaid or prepaid, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Bank as the type of Eurodollar Advances affected shall, at the option of the Borrower, be made instead as Base Rate Advances.



                                          General Communication, Inc. - Form 8-K

                                   ARTICLE 10
                The Administrative Agent and the Managing Agents

                Section  10.1  Appointment  and  Authorization.  Subject only to
Section 10.12 hereof, each Bank hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Loans and in its Notes irrevocably to appoint and authorize, the Administrative Agent and, to the extent provided herein, each of the Managing Agents, to take such actions as its agents on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor the Managing Agents, nor any of their respective directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by them hereunder or in connection herewith, except for their own gross negligence or wilful misconduct.

                Section 10.2 Interest Holders. The Administrative Agent may treat each Bank, or the Person designated in the last notice filed with the Administrative Agent under this Section, as the holder of all of the interests of such Bank in its Loans and in its Notes until written notice of transfer, signed by such Bank (or the person designated in the last notice filed with the Administrative Agent) and by the person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

                Section 10.3 Consultation with Counsel. The Administrative Agent may consult with Paul, Hastings, Janofsky & Walker, Atlanta, Georgia, special counsel to the Administrative Agent in connection with the Loan, or with other legal counsel selected by them and shall not be liable for any action taken or suffered by them in good faith, unless such action constitutes gross negligence or wilful misconduct.

                Section 10.4 Documents. The Administrative Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

                Section 10.5 Affiliates. With respect to the Commitment and the Loans, the Managing Agents, the Administrative Agent and their respective affiliates shall have the same rights and powers hereunder as any other Bank, and the Managing Agents, the Administrative Agent and their respective affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent Company, the Borrower, any of the Borrower's Subsidiaries or any Affiliates of, or Persons doing business with, the Borrower as if they were not also the Managing Agents, and the Administrative Agent or affiliates thereof, respectively, and without any obligation to account therefor. Each of the Administrative Agent and the Managing Agents has several existing debt and equity relationships with Affiliates of the Borrower.

                Section 10.6 Responsibility of the Administrative Agent. The duties and obligations of the Administrative Agent under this Agreement are only those expressly


                                          General Communication, Inc. - Form 8-K
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
set forth in this Agreement. The Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified by the Borrower of such fact, or has been notified by a Bank that such Bank considers that a Default or an Event of Default has occurred and is continuing, and such Bank shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or wilful misconduct. The Administrative Agent shall provide each Bank with copies of all documents received from the Borrower.

                Section 10.7 Action by Administrative Agent.

                (a) The Administrative Agent shall be entitled to use its discretion vested in it under this Agreement with respect to exercising or refraining from exercising any rights and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Banks to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that the Administrative Agent shall not exercise any rights under Section 8.2(a) of this Agreement without the request of the Majority Banks. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or wilful misconduct.

                (b) The Administrative Agent shall not be liable to the Banks or to any Bank in acting or refraining from acting under this Agreement in accordance with the instructions of the Majority Banks (or, as provided in Section 11.13 hereof, all Banks) and any action taken or failure to act pursuant to such instructions shall be binding on all Banks.

                (c) The Administrative Agent is hereby authorized to hold all collateral pledged pursuant to the Loan Documents and to act on behalf of the Managing Agents and the Banks, in its own capacity and through other agents and sub-agents, either of them, under the Loan Documents, provided that the Administrative Agent shall not agree to the release of any collateral, or any property encumbered by any mortgage, pledge or security interest except in compliance with Section 11.13 hereof.

                Section 10.8 Notice of Default or Event of Default. In the event that the Administrative Agent, any Managing Agent, or any Bank shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent, such Managing Agent, or such Bank shall promptly notify the Banks, the other Managing Agents and the Administrative Agent, and the Administrative Agent shall take such action and assert such rights under this Agreement as the Majority Banks shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Banks shall fail to request the Administrative Agent to take action or to assert rights under this Agreement in respect of any Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent may, but shall not be required to, take such


                                          General Communication, Inc. - Form 8-K
action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Banks, except that, if the Majority Banks have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.

                Section 10.9 Responsibility Disclaimed. The Administrative Agent and the Managing Agents shall be under no liability or responsibility whatsoever as Administrative Agent or Managing Agent, as the case may be:

                (a) To the Borrower or any other person or entity as a consequence of any failure or delay in performance by or any breach by, any Bank or Banks of any of its or their obligations under this Agreement;

                (b) To any Bank or Banks, as a consequence of any failure or delay in performance by, or any breach by, the Borrower of any of its obligations under this Agreement or the Notes or any other Loan Document; or

                (c) To any Bank or Banks, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document, or any other document contemplated by this Agreement.

                Section 10.10 Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), pro rata according to their respective Commitment Ratios, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Bank shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent.

                Section 10.11 Credit Decision. Each Bank represents and warrants to each other Bank, to the Managing Agents, and to the Administrative Agent that:

                (a) In making its decision to enter into this Agreement and to make its Advances it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower and that it has made an independent credit judgment, and that it has not relied upon information provided by the Administrative Agent or any of the Managing Agents; and

                (b) So long as any portion of the Loans remain outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower.



                                          General Communication, Inc. - Form 8-K

                Section 10.12 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time for cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent, subject (if no Default or Event of Default then exists hereunder) to the consent of the Borrower (which shall not be unreasonably withheld) in the event of the appointment of a successor Administrative Agent which is not a Bank hereunder. If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent which shall be any Bank or, subject (if no Default or Event of Default then exists hereunder) to the consent of the Borrower (which shall not be unreasonably withheld) a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from any further duties and obligations hereunder other than as provided in Section 11.16. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                Section 10.13 Administrative Agent May File Proofs of Claim. The Administrative Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel) and the Banks allowed in any judicial proceedings relative to the Borrower, any of its Subsidiaries, or any of its creditors or property, and shall be entitled and empowered to collect, receive and distribute any monies, securities or other property payable or deliverable on any such claims, and any custodian in any such judicial proceedings is hereby authorized by each Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Banks, to pay to the Administrative Agent any amount due to the Administrative Agent for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel, and any other amounts due the Administrative Agent under
Section 11.2 hereof. Nothing contained in this Agreement or the other Loan Documents shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Bank any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof, or to authorize the Administrative Agent to vote in respect of the claim of any Bank in any such proceeding.



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                                                                        Page 226

                                   ARTICLE 11
                                  Miscellaneous

                Section 11.1 Notices.

                (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given upon the earlier of receipt or three (3) Business Days from the date of deposit in the mail, designated as certified mail, return receipt requested, post-prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service, or when delivered to the telegraph office or sent out by telex or telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1 during the recipient's normal business hours. When notes and other communications under this Agreement are sent via telex, telegraph or telecopy, a copy of such notice or other communication shall be sent by mail or commercial overnight delivery service as provided above within one (1) Business Day thereafter. All notices and other communications under this Agreement (other than with respect to routine borrowings and repayments) shall be given to the parties hereto at the following addresses:

                             (i)    If to the Borrower, to it at:

                             GCI Cable, Inc.
                             2550 Denali Street
                             Suite 1000
                             Anchorage, Alaska 99503
                             Attn: John Lowber, Chief Financial Officer
                             Telephone:  (907) 265-5600
                             Telecopier:  (907) 265-5676

                             with copies to:

                             Bonnie J. Paskvan, Esq.
                             Hartig, Rhodes, Norman, Mahoney & Edwards
                             717 K Street
                             Anchorage, Alaska 99501-3397
                             Telephone: (907) 276-1592
                             Telecopier: (907) 277-4352

                             Prime II Management, Inc.
                             3000 One American Center
                             600 Congress Avenue
                             Austin, Texas  78701
                             Attn:  President
                             Telephone:  (512) 476-7888
                             Telecopier:  (512) 476-4869



                                          General Communication, Inc. - Form 8-K

                             Patrick K. Breeland, Esq.
                             Edens Snodgrass Nichols & Breeland, P.C.
                             2800 Franklin Plaza
                             111 Congress Avenue
                             Austin, TX  78701
                             Telephone: (512) 505-5906
                             Telecopier: (512) 505-5911

                             (ii)   If to the Banks, to them at the
                             addresses set forth on Schedule 13
                             attached hereto;

                             (iii)  If to the Administrative Agent, to it at:

                             Toronto Dominion (Texas), Inc.
                             909 Fannin, Suite 1700
                             Houston, Texas  77010
                             Attn: Vice President and Secretary

                             with a copy to:

                             Kevin Conboy, Esq.
                             Paul, Hastings, Janofsky & Walker
                             600 Peachtree Street, N.E.
                             Suite 2400
                             Atlanta, Georgia  30308-2222
                             Telephone:   (404) 815-2211
                             Telecopier:  (404) 815-2424

                             (iv)   If to the Managing Agents, to them at
                             their addresses as Banks as set
                             forth on Schedule 13 attached
                             hereto

                (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

                Section 11.2 Expenses.

                The Borrower will promptly pay:

                (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder whether or not such Advance is made, including, but not limited to, the reasonable fees and disbursements of Paul, Hastings, Janofsky & Walker, special counsel for the Administrative Agent;

                (b) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement


                                          General Communication, Inc. - Form 8-K
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
or the other Loan Documents, the restructuring, refinancing and "work-out" of such transactions, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent, the Managing Agents and the Banks relating to this Agreement or the other Loan Documents, including, but not limited to, the reasonable fees and disbursements of Paul, Hastings Janofsky & Walker, special counsel for the Administrative Agent; and

                (c) all reasonable costs and out-of-pocket expenses of obtaining performance under this Agreement or the other Loan Documents and all reasonable costs and out-of-pocket expenses of collection if default is made in the payment of the Notes, which in each case shall include reasonable fees and expenses of counsel for the Administrative Agent and administrative fees for the Managing Agents and each Bank.

                Section 11.3 Waivers. The rights and remedies of the Administrative Agent, the Managing Agents, and the Banks under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they or any of them would otherwise have. No failure or delay by the Administrative Agent, the Managing Agents, the Majority Banks or the Banks in exercising any right shall operate as a waiver of such right. The Administrative Agent, the Managing Agents, and the Banks expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of any Advance. In the event the Banks decide to fund a Request for Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision shall not be deemed to constitute an undertaking by the Banks to fund any further Requests for Advance or preclude the Banks from exercising any rights available to them under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Banks or by the Majority Banks shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Banks at variance with the terms of the Agreement such as to require further notice by the Banks of the Banks' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Banks, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Banks are a party, relating to the Borrower.

                Section 11.4 Determination by Administrative Agent Presumptively Correct and Binding. Absent manifest error, any determination required or expressly permitted to be made by the Administrative Agent under this Agreement shall be made by the Administrative Agent in good faith and, when made, shall be presumptively correct and binding on the parties.

                Section 11.5 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 (or, if prior to acceleration or the exercise of any other remedies under Section 8.2 hereof, until such Event of Default is cured), the Banks and any subsequent holder or holders of the Notes are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower, or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand,


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                                                                        Page 229
including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by the Banks or such holder to or for the credit or the account of the Borrower or any of its Subsidiaries, against and on account of the obligations and liabilities of the Borrower to the Banks or such holder under this Agreement, the Notes and any other Loan Document, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Loan Document, irrespective of whether or not (a) the Banks or the holder of the Notes shall have made any demand hereunder or (b) the Banks shall have declared the principal of and interest on the Loans and the Notes and other amounts due hereunder to be due and payable as permitted by Section 8.2.

                Section 11.6 Assignment.

                (a) The Borrower may not assign or transfer any of its rights nor delegate any of its obligations hereunder or under the Notes without the prior written consent of each Bank.

                (b) Each of the Banks may at any time enter into participation or assignment agreements with one or more other Banks or other Persons pursuant to which each Bank may sell participations in or assign its interests under this Agreement and the other Loan Documents, provided, that unless otherwise agreed to by the Borrower and the Administrative Agent, (1) all assignments and participations (other than assignments described in clause (2) hereof) shall be for no more than seventy-five percent (75%) of such Bank's interest hereunder, and all assignments (other than assignments described in clause (2) hereof) shall be in minimum principal amounts of Seven Million Five Hundred Thousand Dollars ($7,500,000), (2) each Bank may sell assignments and participations of up to one hundred percent (100%) of its interests hereunder to (a) one or more affiliates of such Bank, or (b) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided, that no such assignment described in clause (b) shall relieve such Bank from its obligations hereunder, and (3) all assignments (other than assignments described in clause (2) hereof) and participations hereunder shall be subject to the following additional terms and conditions:

                             (i) No assignment shall be sold without the consent of the Administrative Agent and (so long as no Event of Default exists hereunder) the Borrower, which consent shall not be unreasonably withheld.

                             (ii) Any Person purchasing a participation or an assignment of the Loans from any Bank shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof).

                             (iii) The Borrower, the Banks, the Managing Agents, and the Administrative Agent agree that assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit A. An


                                          General Communication, Inc. - Form 8-K
         administrative fee of $2,500 shall be payable to the Administrative Agent by the assigning Bank at the time of any assignment hereunder.

                             (iv) Each Bank agrees to provide the Administrative Agent and the Borrower with prompt written notice of any issuance of participations or assignments of its interests hereunder.

                             (v) No assignment, participation or other transfer of any rights hereunder or under the Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.


                             (vi) Each Bank agrees that (x) no participation agreement shall confer any rights under this Agreement or any other Loan Document to any purchaser thereof, (y) no Person to which a participation is issued shall have any right to exercise or enforce any rights under this Agreement or under any other Loan Document, and (z) any participation agreement permitted hereunder shall (a) (subject to clause (vii) of this Section 11.6(b)) expressly provide that the issuer thereof will at all times retain the right to vote or take any other actions with respect to its interests hereunder for the full Commitment Ratio assigned to such issuing Bank hereunder, both before and after the occurrence of any Default, (b) expressly reserve the unqualified right of such Bank to repurchase the participant's share of the Loans at par at any time, and the right of the Borrower to repay in full the amount of the issuing Bank's Note hereunder in the event the participant fails to cooperate with the Borrower, the Administrative Agent and the Banks, (c) contain an express representation by the participant that it is purchasing such participation for its own account and not as agent or trustee for any Plan or trust, and (d) expressly prohibit the reassignment of any participation to any Person other than the Administrative Agent or any of the Banks.

                             (vii) The participation may also provide that the issuing Bank will not, without the consent of the participant, agree to any modification, amendment or waiver of this Agreement which would (a) forgive or otherwise reduce or extend the time of payment of principal amount of or any payment of principal of or interest on the Loans, (b) alter the amount of the Commitment, or the Commitment Ratios, (c) reduce the amount of or delay the payment of fees (other than the fees due the Administrative Agents and the Managing Agents hereunder) hereunder or (d) release any Collateral, or agreements relating to any security for the Loans, except as expressly provided herein.

                             (viii) The amount, terms and conditions of any participations or assignments shall be as set forth in the participation or assignment agreement between the issuing or assigning Bank and the Person purchasing such participation or assignment, except as provided in the Assignment and Assumption Agreement, and neither the Borrower, the Administrative Agent, nor any Managing Agent, or any other Bank shall have any responsibility or obligations with respect thereto, or to any Person to whom such participation or assignment may be issued.



                                          General Communication, Inc. - Form 8-K

                             (ix) No such assignment may be made to any Bank or other financial institution (x) with respect to which a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has been appointed or (y) that is not "adequately capitalized" (as such term is defined in Section 131(b)(1)(B) of the Federal Deposit Insurance Corporation Improvement Act as in effect on the Agreement Date.

                (c) Except specifically set forth in Section 11.6(b) hereof, nothing in this Agreement or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Notes.

                Section 11.7 Accounting Principles. All references in this Agreement to GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP.

                Section 11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                Section 11.9 Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                Section 11.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                Section 11.11 Interest and Charges. (a) No provision of this Agreement, any Note, or any other Loan Document shall require the payment or permit the collection of interest in excess of the maximum lawful rate permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided in connection with the Loans, the provisions of this Section 11.11(a) shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or any Bank ever receives, collects or applies as interest, any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in reduction of the principal, unless the Borrower shall notify such Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest that the Indebtedness evidenced by the Notes may bear, the total interest that will accrue on any Note cannot be determined in advance. Neither the Borrower nor any Bank intends for the Banks to contract for, charge or receive usurious interest.



                                          General Communication, Inc. - Form 8-K

                (b) Notwithstanding the use by the Banks of the Base Rate and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Banks shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrower at interest rates tied to such reference rates, and may obtain funds in any manner they respectively see fit. The provisions of this Agreement relating to the funding and pricing of Advances hereunder are included only for the purpose of conducting operations hereunder, and it is therefore understood that, regardless of the manner selected by any Bank to fund Advances hereunder, all operations hereunder, including without limitation the determination of the interest rate applicable to any Advance and amounts payable hereunder, shall be conducted as if each Bank had actually funded its Advance through the purchase of deposits in like amount having terms coterminous with the applicable Interest Periods relating thereto.

                Section 11.12 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

                Section 11.13 Amendment and Waiver. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Majority Banks and, in the case of an amendment, by the Borrower, except that in the event of (a) any change in the amount of the Commitment, or in any Bank's Commitment Ratio (other than by way of assignment pursuant to Section 11.6(b) hereof), (b) any change in the terms of repayment of the Loans and Commitment reduction provided in Sections 2.6 and 2.7 hereof, (c) any change in principal, interest or fees due hereunder or postponement of the payment thereof, (d) any release or impairment of the value of any portion of the Collateral for the Loans, except in connection with a disposition of assets by the Borrower or any of its Subsidiaries to the extent permitted under Section 7.5(a)(ii) hereof, (e) any waiver of any Default due to the failure by the Borrower to pay any sum due hereunder, (f) any change in the Manager, or (g) any amendment of Section 11.6(a), of this Section 11.13 or of the definition of Majority Banks, any amendment or waiver or consent may be made only by an instrument in writing signed by each of the Banks and, in the case of an amendment, by the Borrower.

                Section 11.14 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein embody the entire agreement and understanding between or among any of the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof between or among any of the parties hereto.

                Section 11.15 Other Relationships. No relationship created hereunder or under any other Loan Documents shall in any way affect the ability of the Administrative Agent, the Managing Agents, and each Bank to enter into or maintain business relationships with the Borrower, the Manager or any of their respective Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

                Section 11.16 Loan Documents. All references to "Loan Agreement" in each and every Loan Document shall hereafter refer to this Agreement, as the same may be amended or modified from time to time. In addition, any references in the


                                          General Communication, Inc. - Form 8-K

Loan Documents (as defined in the Prior Loan Agreement) to specific provisions of the Prior Loan Agreement are hereby amended by adopting the applicable provisions, if any, set forth in this Agreement.

                Section 11.17 Confidential Treatment. All agreements, instruments, documents and other information received pursuant to this Agreement or any other Loan Document by the Administrative Agent, the Managing Agents and the Banks shall be held in confidence by the Administrative Agent, the Managing Agents and the Banks, except for disclosures made (i) in connection with assignments of or participations in the Loans made pursuant to Section 11.6 hereof (provided that such assignees or participants shall agree in writing to keep such information confidential as provided herein), (ii) as otherwise required to be disclosed by banking regulations, process of law, or other Applicable Law, or to government regulators, (iii) of information received by the Administrative Agent, a Managing Agent or a Bank without restriction as to its disclosure or use from a Person who, to such Person's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality, (iv) in connection with litigation arising from this Agreement or to which the Administrative Agent, a Managing Agent or a Bank is a party, (v) of information which is or has become public (other than through unauthorized disclosure by the Administrative Agent, a Managing Agent or a Bank), (vi) to the attorneys, accountants, and other expert consultants for the Administrative Agent, a Managing Agent or a Bank (who shall be requested to similarly hold such information in confidence), or (vii) as otherwise permitted hereunder.

                Section 11.18 Reliance on and Survival of Various Provisions. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.10, 2.12, 5.12, 9.3, and 11.2 hereof accruing to parties and former parties to this Agreement, shall survive the termination of this Agreement and the payment and performance of all other Obligations; provided, however, that upon the full payment and performance of all Obligations other than such indemnification obligations, the Administrative Agent shall take such reasonable measures as may be requested by the Borrower to release the Liens of the Administrative Agent and the Banks on the Collateral.

                  [Remainder of page intentionally left blank]


                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first above written.


BORROWER:                          GCI CABLE, INC.


                                   By:         /s/    John M. Lowber

                                   Its:        Secretary/Treasurer


ADMINISTRATIVE                     TORONTO DOMINION (TEXAS), INC.
AGENT:

                                   By:         /s/    Jano Mott

                                   Its:        Vice President


T-D BANK:                          THE TORONTO DOMINION BANK, HOUSTON
                                   AGENCY

                                   By:         /s/    Jano Mott

                                   Its:


MANAGING                           TORONTO DOMINION (TEXAS), INC.
AGENTS:

                                   By:         /s/    Jano Mott

                                   Its:        Vice President


                                   THE CHASE MANHATTAN BANK N.A.


                                   By:         /s/

                                   Its:





                                          General Communication, Inc. - Form 8-K
                                                                        Page 235

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:         /s/    Mark D. Thorsheim

                                   Its:        Vice President


                                   NATIONSBANK OF TEXAS, N.A.


                                   By:         /s/

                                   Its:        Senior Vice President


SYNDICATION                        NATIONSBANK OF TEXAS, N.A.
AGENT:

                                   By:         /s/

                                   Its:        Senior Vice President


DOCUMENTATION                      CREDIT LYONNAIS NEW YORK BRANCH
AGENT:

                                   By:         /s/    Mark D. Thorsheim

                                   Its:        Vice President


BANKS:                             TORONTO DOMINION (TEXAS), INC.


                                   By:         /s/    Jano Mott

                                   Its:        Vice President


                                   THE CHASE MANHATTAN BANK N.A.


                                   By:         /s/

                                   Its:




                                          General Communication, Inc. - Form 8-K

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:         /s/    Mark D. Thorsheim

                                   Its:        Vice President


                                   NATIONSBANK OF TEXAS, N.A.


                                   By:         /s/

                                   Its:        Senior Vice President


                                   THE BANK OF NEW YORK


                                   By:         /s/

                                   Its:        Vice President


                                   BANQUE PARIBAS


                                   By:         /s/ Sonia Isaacs   Harry Collyns

                                   Its:            Vice President Vice President


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:         /s/    Ervine H. Geiger

                                   Its:               Banking Officer


                                   THE FIRST NATIONAL BANK OF MARYLAND


                                   By:         /s/

                                   Its:               Senior Vice President



                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT A

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement is made and entered into as of
the      day of                 ,  19   ,  by and among
(the "Assignor"),                        (the "Assignee"),  GCI Cable,  Inc., an
Alaska corporation (the "Borrower"), and Toronto Dominion (Texas), Inc. (the "Administrative Agent").

                                    RECITALS

                  A. Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais Cayman Island Branch, as managing agents (collectively, the "Managing Agents"); the Assignor and the other Banks party thereto (the "Banks"); the Administrative Agent, as agent for the Managing Agents and the Banks; and the Borrower are parties to that certain Loan Agreement dated as of October 31, 1996 (as amended, supplemented or modified from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, the Banks have agreed to extend credit to the Borrower in an aggregate principal amount not to exceed at any time outstanding the Commitment (as defined in the Loan Agreement), of which the Assignor's commitment is the amount specified in Item 1 of Schedule 1 hereto (the "Assignor's Commitment"). The aggregate principal amount of the outstanding Loan made by the Assignor to the Borrower pursuant to the Assignor's Commitment is specified in Item 2 of
Schedule 1 hereto (the "Assignor's Loans"). All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

                  B. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portion of the Assignor's Commitment specified in Item 3 of Schedule 1 hereto which is equivalent to the percentage specified in Item 4 of Schedule 1 of the Commitment (the "Assigned Commitment"), and (ii) a portion of the Assignor's Loan specified in Item 5 of Schedule 1 hereto (the "Assigned Loan").

         The parties agree as follows:

                  1. Assignment. Subject to the terms and conditions set forth herein, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse, (a) all right, title and interest of the Assignor to the Assigned Loan and (b) all obligations of the Assignor under the Loan Agreement with respect to the Assigned Commitment. As full consideration for the sale of the Assigned Loan and the Assigned Commitment, the Assignee shall pay to the Assignor the principal amount of the Assigned Loan (the "Purchase Price").

                  2. Consent and Undertaking. The Borrower hereby consents to the assignment made herein, and undertakes within five (5) Business Days from the date hereof to provide new Notes to the Assignee and the Assignor, reflecting the amount of the Assigned Commitment, and the Assignor's Commitment less the Assigned Commitment, respectively, and the Assignor agrees on the Business Day following receipt of its new Notes, to return its superseded Notes to the Borrower.



                                          General Communication, Inc. - Form 8-K

                  3. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other that (a) it has full power and legal rights to execute and deliver this Agreement and to perform the provisions of this Agreement; (b) the execution, delivery and performance of this Agreement have been authorized by all necessary action on its part, corporate or otherwise, and do not violate any provisions of its charter or by-laws or any contractual obligations or requirement of law binding on it; (c) that this Agreement is not a "prohibited transaction," as such term is used in Section 4.1(m) of the Loan Agreement; and (d) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  4. Condition Precedent. The obligations of the Assignor and the Assignee hereunder shall be subject to the fulfillment of the condition that the Assignor shall have (i) received payment in full of the Purchase Price, and
(ii) complied with other applicable provisions of Section 11.6 of the Loan Agreement.

                  5. Consent to be Bound. The Assignee acknowledges that it has reviewed the terms and conditions of the Loan Agreement and the other Loan Documents referred to in or delivered pursuant to the Loan Agreement, and acknowledges and expressly agrees that it will be bound by the terms and conditions of the Loan Agreement and the other Loan Documents.

                  6. Notice of Assignment. The Assignor agrees to give notice of the assignment and assumption of the Assigned Loan and the Assigned Commitment to the Administrative Agent and hereby instructs the Administrative Agent to make payments with respect to the Assigned Loan and the Assigned Commitment directly to the Assignee at the offices specified in Item 6 on Schedule 1 hereto (which shall also be the Assignee's address for notices pursuant to Section 11.1 of the Loan Agreement); provided, however, that the Borrower and the Administrative Agent shall be entitled to continue to deal solely and directly with the Assignor in connection with the interest so assigned until (i) the Administrative Agent shall have received a counterpart of this Agreement duly executed by the Assignor, the Assignee and the Borrower, (ii) the Assignor shall have delivered to the Borrower any Notes that shall be subject to such assignment, and (iii) all other conditions set forth in Section 11.6(b) of the Loan Agreement have been satisfied, including the receipt by the Administrative Agent of the $2500 administrative fee referred to in clause (iii) thereof. From and after the date (the "Effective Date") on which the Administrative Agent shall notify the Borrower, the Assignee, and the Assignor that (i), (ii) and
(iii) shall have occurred and all consents (if any) required shall have been given, the Assignee shall be deemed to be a party to the Loan Agreement and, to the extent that rights and obligations thereunder shall have been assigned to the Assignee as provided herein, shall have the rights and obligations of a Bank under the Loan Agreement. After the Effective Date, (a) all interest, principal, fees and other amounts that would otherwise be payable to the Assignor in respect of the Assigned Loan and the Assigned Commitment shall be paid to the Assignee, and (b) if the Assignor receives any payment on account of the Assigned Loan or the Assigned Commitment, the Assignor shall hold such payment for the benefit of the Assignee and shall promptly deliver it to the Assignee. The Assignee agrees to deliver to the Borrower and the Administrative Agent such Internal Revenue Service forms as may be required to establish that the Assignee is entitled to receive payments under the Loan Agreement without deduction or withholding of tax.



                                          General Communication, Inc. - Form 8-K

                  7. Independent Investigation. The Assignee acknowledges that it is purchasing the Assigned Loan and the Assigned Commitment from the Assignor totally without recourse and, except as provided in Section 3 hereof, without representation or warranty. The Assignee further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with its purchase of the Assigned Loan and the Assigned Commitment. Except for the representations or warranties set forth in Section 3 hereof, the Assignee acknowledges that it is not relying on any representation or warranty of the Assignor, expressed or implied, including without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectability, interest rate, repayment schedule or accrual status of the Assigned Loan or the Assigned Commitment, the legality, validity, genuineness or enforceability of the Loan Agreement, the related Notes, or any other Loan Document referred to in or delivered pursuant to the Loan Agreement, or the financial condition or creditworthiness of the Borrower. The Assignor has not and will not be acting as either the representative, agent or trustee of the Assignee with respect to matters arising out of or relating to the Loan Agreement or this Agreement. From and after the Effective Date, the Assignor shall have no rights or obligations with respect to the Assigned Loan or the Assigned Commitment.

                  8. Method of Payment. All payments to be made by any party hereunder shall be in funds available at the place of payment on the same day and shall be made by wire transfer to the account designated by the party to receive payment.

                  9. Integration. This Agreement shall supersede any prior agreement or understanding between the parties (other than the Loan Documents) as to the subject matter hereof.

                  10. Counterparts; Etc. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, and their respective successors and assigns.

                  11. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of, the State of New York.

                                                     [ASSIGNOR]


                                                     By:

                                                        Title:


                                                     [ASSIGNEE]

                                                     By:

                                                        Title:


Acknowledged and agreed to:



                                          General Communication, Inc. - Form 8-K

GCI CABLE, INC.

By:

   Title:

and

TORONTO DOMINION (TEXAS), INC.,
         as Administrative Agent


By:

   Title:



                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE 1


                                       TO

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 Loan Agreement
                              Among GCI Cable, Inc.
                         the Banks, the Managing Agents,
                          and the Administrative Agent
                          dated as of October 31, 1996

Item 1.                    Assignor's Commitment                  $

Item 2.                    Assignor's Loan                        $

                           consisting of:
                                    Base Rate Advances            $
                                    Eurodollar Advances           $

Item 3.                    Amount of Assigned Commitment          $

Item 4.                    Assignee's Commitment Ratio                  _____%

Item 5.                    Amount of Assigned Loan                $

                           consisting of:
                                    Base Rate Advances            $
                                    Eurodollar Advances           $

Item 6.                    Lending Office of Assignee
                           and Address for Notices
                           under Loan Agreement



                                          General Communication, Inc. - Form 8-K

                               Notes to Schedule 1

                  1. Insert the dollar amount of Assignor's Commitment prior to assignment.


                  2. Insert the total amount of outstanding Loan of Assignor, showing breakdown by type. Description of the type of Loan should conform to the description in the Loan Agreement.

                  3. Insert the dollar amount of the Assignor's Commitment, including outstanding Loans, being assigned.

                  4.   Assigned   Commitment,   as  of  a  percentage  of  total
commitments of all lenders.

                  5. Insert the total amount of outstanding Loan of Assignor being assigned to Assignee. Description of the type of Loans should be consistent with Item 2.

                  6. Insert the name and address of the lending office of the Assignee.


                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT B

                   FORM OF ASSIGNMENT OF PARTNERSHIP INTERESTS


         THIS ASSIGNMENT OF PARTNERSHIP INTERESTS (the "Assignment"), is made as of the 31st day of October, 1996 by GCI Cable, Inc., an Alaska corporation (the "Borrower"), and GCI Cable Holdings, Inc., an Alaska corporation ("GCI Holdings") (the Borrower and GCI Holdings are also referred to collectively herein as the "Partners" and individually as a "Partner") in favor of Toronto Dominion (Texas), Inc., as administrative agent for the Banks and the Managing Agents (the "Administrative Agent").


                              W I T N E S S E T H:


         IN CONSIDERATION of the execution and delivery of a certain Loan Agreement of even date (as amended, modified or supplemented from time to time, the "Loan Agreement") among Borrower, the Administrative Agent, the Banks and the Managing Agents pursuant to which the Banks have agreed to make loans (the "Loans") to the Borrower; the sum of Ten and No/100 Dollars ($10.00) in hand paid; and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged: (a) the Borrower hereby sells, assigns, transfers, conveys and grants unto the Administrative Agent for itself and on behalf of the Banks, the Managing Agents, and their respective successors and assigns, all of its right, title and interest in and to, and a continuing security interest in and security title to, its ninety-nine percent (99%) general partner interest in the Prime Cable of Alaska, L.P., a Delaware limited partnership (the "Partnership"); and (b) GCI Holdings hereby sells, assigns, transfers, conveys and grants unto the Administrative Agent for itself and on behalf of the Banks, the Managing Agents, and their respective successors and assigns, all of its right, title and interest in and to, and a continuing security interest in and security title to, its one percent (1%) limited partner interest in the Partnership. Such assignment shall include, without limitation, with respect to such general partner and limited partner interests, the right to receive all proceeds, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, from the Partnership, including such right, title and interest now owned by such Partner or which is hereafter acquired by it (the "Assigned Rights"), as security for payment and performance of all obligations of such Partner to the Administrative Agent, the Banks and the Managing Agents, or any of them, under the Loan Agreement and other Loan Documents, including but not limited to the Subsidiary Guaranty, or any extensions, renewals or amendments thereto, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all of the foregoing obligations being hereinafter collectively referred to as the "Senior Debt").

         TO HAVE AND TO HOLD UNTO the Administrative Agent, for the benefit of itself and the Banks and the Managing Agents, and their successors and assigns forever, upon and subject to the following terms and conditions:



                                          General Communication, Inc. - Form 8-K

                  1. For purposes of this Assignment, capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein.


                  2. Each Partner hereby constitutes and appoints the Administrative Agent as its true and lawful attorney, in its name and stead upon the occurrence and during the continuation of an Event of Default: (a) to collect any and all distributions of cash and other assets due such Partner from the Partnership or otherwise in respect of the Assigned Rights, and (b) to use such measures, legal or equitable, as in its discretion may be deemed necessary or appropriate to enforce the payment thereof to the Administrative Agent. The power of attorney hereby created is coupled with an interest and is irrevocable so long as any of the Senior Debt remains unpaid or any of the Banks shall have an obligation to make Advances under the Loan Agreement.

                  3. The Administrative Agent is hereby granted full irrevocable power and authority to hold, use and apply all cash and non-cash distributions received by it upon the occurrence and during the continuation of an Event of Default (together with all interest earned thereon) in full or partial payment of the Senior Debt and may convert any such non-cash distributions to cash and may apply the proceeds thereof in payment of charges or expenses incurred by the Administrative Agent in connection with any and all things which the
Administrative Agent, the Banks and the Managing Agents may do or cause to be done hereunder.

                  4. None of the Administrative Agent, the Banks and the Managing Agents shall in any way be responsible for any failure to do any or all of the things for which rights, interests, power and authority are herein granted. The Administrative Agent, the Banks and the Managing Agents shall be responsible only for the application of such cash or other property as they actually receive under the terms hereof; provided, however, that the failure of the Administrative Agent, the Banks and the Managing Agents, or any of them, to do any of the things or exercise any of the rights, interests, powers and authorities hereunder shall not be construed to be a waiver of any such rights, interests, powers and authorities.

                  5. This Assignment shall not operate to place any responsibility or obligation whatsoever upon the Administrative Agent, the Banks and the Managing Agents, or any of them. None of the Administrative Agent, the Banks and the Managing Agents shall have assumed any liability of a Partner or of the Partnership as a result of this Assignment. Each Partner agrees to protect, indemnify and save harmless the Administrative Agent, the Banks and the Managing Agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, reasonable costs and expenses including, without limitation, reasonable attorneys' fees and expenses (except as may arise from the gross negligence or wilful misconduct of the Person seeking indemnification) imposed upon or incurred by the Administrative Agent, the Banks and the Managing Agents, or any of them, by reason of this Assignment and any claim and demand whatsoever which may be asserted against the Administrative Agent, the Banks and the Managing Agents, or any of them, by reason of any alleged obligation or undertaking to be performed or discharged by the Administrative Agent, the Banks and the Managing Agents, or any of them, under this Assignment. In the event the Administrative Agent, the Banks and the Managing


                                          General Communication, Inc. - Form 8-K

Agents, or any of them, incurs any liability, loss or damage by reason of this Assignment, or in curing any default or breach by any Partner of its obligations under any agreement related to the Partnership ("Partnership Agreements"), or in the defense of any claims or demands arising out of or in connection with this Assignment, the amount of such liability, loss or damage shall be added to the Senior Debt (except to the extent such liabilities, losses or damages arise from the gross negligence or willful misconduct of the Person incurring such liabilities, losses or damages).

                  6. Each Partner agrees to execute, deliver and record, upon the request of the Administrative Agent, any and all instruments reasonably requested by the Administrative Agent to carry these presents into effect or to accomplish any other purpose deemed by the Administrative Agent to be necessary or appropriate in connection with these presents, expressly including UCC-l Financing Statements.

                  7. Each Partner hereby warrants and represents that the copies of the Partnership Agreement of the Partnership furnished to the Administrative Agent, the Banks and the Managing Agents are true, complete and correct copies of such Partnership Agreement, as amended through the date hereof; that such Partnership Agreement is unmodified since the date of the last modification as reflected in such copy of the Partnership Agreement and in full force and effect; that the Assigned Rights have not been heretofore sold, assigned, transferred, set over or encumbered by any instrument now in force, and will not at any time during the term of this Assignment be sold, assigned, transferred, set over or encumbered by it or by any Person or Persons whomsoever, without the prior written consent of the Administrative Agent; that the Assigned Rights are all of such rights such Partner has arising from its partnership interests in the Partnership and that percentage interests of such Partner in the Partnership are as set forth on the first page hereof; that such Partner has the right to sell, assign, transfer, set over and encumber the Assigned Rights to the Administrative Agent and to grant to and confer upon the Administrative Agent the Assigned Rights; that such Partner is not at present in default in any material respect under the Partnership Agreement; and that all actions, approvals and consents required by Applicable Law or by any agreement to which such Partner or any Partnership is a party have been obtained.

                  8. Each Partner hereby agrees that it will not, except as permitted under the Loan Agreement, at any time during the term of this Assignment, convey or encumber any of its interests, including, without limitation, the Assigned Rights, in the Partnership in any manner whatsoever or consent to any departure from or any modification or amendment to the Partnership Agreement (except as permitted in the Loan Agreement), or consent to the admission of any new general partner or consent to any change in the business of the Partnership (except as permitted in the Loan Agreement), without the prior written consent of the Administrative Agent. Each Partner agrees that it will perform all its obligations as a general and limited partner, as the case may be, under the Partnership Agreement and that it will do all things necessary to maintain its interests in the Partnership in full force and effect.

                  9. In the event any Partner receives any payment or other distribution of any kind or character from the Partnership or from any other source whatsoever in


                                          General Communication, Inc. - Form 8-K
respect of such Partner's interest in the Partnership, such payments or other distributions shall be received in trust for the Administrative Agent, the Banks and the Managing Agents and shall be promptly turned over by such Partner to the Administrative Agent. Each Partner will mark its books and records, so as to clearly indicate that such Partner's rights as a general partner and a limited partner of the Partnership is subject to the terms of this Assignment.

                  10. This Assignment and the rights hereunder shall inure to the benefit of the Administrative Agent, the Banks and the Managing Agents, and may be assigned in whole or in part by the Administrative Agent, the Banks and the Managing Agents in connection with any assignment of the Loan Agreement or the Indebtedness evidenced thereby, as is permitted thereunder, and shall be binding upon each Partner and its respective successors and assigns.

                  11. Notwithstanding anything herein to the contrary, it is understood and agreed that although this Assignment is and shall be effective as of the date hereof, no right or power granted hereunder or obligation under
Section 9 hereof shall be exercised or enforced by the Administrative Agent unless and until an Event of Default, as hereinafter specified, shall occur and be continuing hereunder. It is the intention of the parties hereto that beneficial ownership of the Assigned Rights, including, without limitation, all voting, consensual and distribution rights, shall remain in each Partner until an Event of Default, shall occur and be continuing. Any Event of Default under the Loan Agreement shall constitute an "Event of Default" hereunder. Upon the occurrence of any Event of Default, the Administrative Agent may exercise such rights and remedies as are provided in the Loan Agreement and in this Assignment. The rights and remedies granted hereunder shall be cumulative, and not exclusive. Each Partner expressly agrees that none of the Administrative Agent, the Banks and the Managing Agents shall in any event be under any obligation to resort to any right or remedy hereunder prior to exercising any other rights any of them may have against such Partner or the Borrower or any other Person to secure repayment of the Obligations, nor shall the Administrative Agent, the Banks or the Managing Agents be required to resort to any such other rights prior to the exercise of rights and remedies hereunder.

                  12. Subject to Section 15 below, for so long as any of the Obligations shall remain unpaid and after the occurrence and during the continuation of an Event of Default, the Administrative Agent may exercise all ownership or consensual rights pertaining to the Assigned Rights of each Partner and may notify and instruct the Partnership to thereafter make all payments otherwise due such Partner in respect of the Assigned Rights payable directly to the Administrative Agent, and the Administrative Agent shall have the right to apply such payments in reduction of the Obligations. Each Partner hereby appoints the Administrative Agent as such Partner's true and lawful attorney-in-fact at such times to exercise such ownership or consensual rights pertaining to the Assigned Rights in any manner the Administrative Agent deems advisable for or against all matters with respect to the Partnership. The power of attorney granted h ereby is coupled with an interest and shall be irrevocable so long as any of the Senior Debt remains unpaid or any of the Banks shall have an obligation to make Advances under the Loan Agreement.



                                          General Communication, Inc. - Form 8-K

           13. Each Partner undertakes and agrees, in connection herewith, to deliver to the Administrative Agent a copy of any notice or mailing received by such Partner from the Partnership, at the address of the Administrative Agent given for notices in Section 11.1 of the Loan Agreement.

           14. In addition to their rights and privileges under this Assignment, the Administrative Agent, the Banks and the Managing Agents shall have all of the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction.

           15. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Administrative Agent, the Managing Agents or the Banks with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until all requirements of Applicable Law, including, without limitation, any required approval of either of the Alaska Public Utilities Commission or the U.S. Government (together the "Licensors") and any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by either of the Licensors, the FCC or any other governmental or other authority, have been satisfied. Each Partner covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of either of the Licensors, the FCC or any other governmental or other authority which has granted any License to such Partner to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of each Partner, in its name and stead, to execute and file all necessary applications with the Licensors, the FCC and with any other governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

           16. This Assignment shall be deemed to be made pursuant to the internal laws of the State of New York with respect to agreements made and to be performed wholly within the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

           17. This Assignment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

           18. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement, the Notes, and the other Loan Documents, and satisfaction in full of


                                          General Communication, Inc. - Form 8-K
any other Obligations and termination of the Commitments, other than the Obligations which survive the termination of the Loan Agreement as provided in
Section 11.18 of the Loan Agreement, the Administrative Agent shall return its interest in the Assigned Rights to the Partners.

           19. Each Partner further agrees to assign and grant security title to, and a security interest in, any partnership interests obtained by such Partner after the date hereof. Each Partner agrees to execute, deliver and record any amendments hereto, documents, instruments, and financing statements deemed by the Administrative Agent to be necessary or appropriate to create or perfect the security interest described in the foregoing sentence.





               [the remainder of this page is intentionally blank]



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the undersigned Partner and the Administrative Agent have caused this instrument to be executed by their duly authorized representatives as of the day and year first above written.



PARTNERS:                                   GCI CABLE, INC.


                                            By:      /s/     John M. Lowber
                                                     Its:    Secretary/Treasurer



                                            GCI CABLE HOLDINGS, INC.


                                            By:      /s/     John M. Lowber
                                                     Its:    Secretary/Treasurer



ADMINISTRATIVE AGENT:      TORONTO DOMINION (TEXAS), INC.


                                            By:      /s/     Jano Mott




                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT C

                       FORM OF BORROWER'S PLEDGE AGREEMENT


         THIS BORROWER'S PLEDGE AGREEMENT (the "Agreement"), is entered into as of this 31st day of October, 1996, by and between GCI Cable, Inc., an Alaska corporation (the "Borrower") in favor of Toronto Dominion (Texas), Inc., a Delaware corporation, as administrative agent and on behalf of the Managing Agents and the Banks (the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Administrative Agent, the Managing Agents and the Banks have entered into that certain Loan Agreement dated as of October 31, 1996 (as amended, modified or supplemented from time to time, the "Loan Agreement") pursuant to which the Banks have agreed to make loans (the "Loans") to the Borrower; and

         WHEREAS, to secure the payment and performance of, among other things, all obligations of the Borrower under the Loan Agreement, the promissory notes issued by the Borrower to the Banks thereunder (as they may be modified, amended or replaced, the "Notes") and the other Loan Documents, the Borrower, the Administrative Agent, the Banks and the Managing Agents have agreed that the shares of capital stock (the "Stock") owned by the Borrower in GCI Cable/Fairbanks, Inc., an Alaska corporation; GCI Cable/Juneau, Inc., an Alaska corporation; and GCI Cable Holdings, Inc., an Alaska corporation, which are all directly-owned Subsidiaries of the Borrower (the "Subsidiaries"), shall be pledged by the Borrower to the Administrative Agent to secure the Obligations (as defined below);

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

                  1. Warranty. The Borrower hereby represents and warrants to the Administrative Agent, the Banks and the Managing Agents, that except for the security interest created hereby, the Borrower owns the Stock, which is all of the issued and outstanding stock of each of the Subsidiaries, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Borrower has the unencumbered right to pledge the Stock.


                  2. Security Interest. The Borrower hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Banks and the Managing Agents, and their respective successors and assigns, a continuing security interest in and security title to the Stock. The Borrower has delivered to and


                                          General Communication, Inc. - Form 8-K
deposited with the Administrative Agent herewith all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and stock powers endorsed in blank, as security for (a) payment and performance of all obligations of the Borrower to the Administrative Agent, the Banks and the Managing Agents, or any of them, under the Loan Agreement, the Notes and the other Loan Documents (including, without limitation, any Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent, the Managing Agents and the Banks, or any of them, on the other hand, and any interest, fees and other charges in respect of the Notes, and the other Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower, whether or not such claim is allowed in such bankruptcy action), as the same may be amended from time to time, or as a result of making the Loans; (b) payment of any and all damage which the Administrative Agent, the Banks and the Managing Agents, or any of them, may suffer by reason of a breach of any obligation, covenant or undertaking with respect to this Agreement, the Loan Agreement, the Notes, or any other Loan Document by the Borrower or any other obligor thereunder (except as may arise from the gross negligence or wilful misconduct of any such Person); and (c) the obligations of any obligor to the Administrative Agent, the Administrative Agent, the Banks and the Managing Agents, or any of them, under this Agreement, the Loan Agreement, the Notes and the other Loan Documents or as a result of making the Loans and any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (except as may arise from the gross negligence or wilful misconduct of any such Person) (all of the foregoing obligations (a), (b), and (c) being hereinafter collectively referred to as the "Obligations"); it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Borrower until the occurrence of a Default (as defined in Section 4 below) under the terms hereof and until the Administrative Agent shall notify the Borrower of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

                  3. Additional Shares. In the event that, during the term of this Agreement:

                           (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of any Subsidiary, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by the Borrower or to which the Borrower shall be entitled shall be promptly delivered to the Administrative Agent, together with stock powers endorsed in blank by the Borrower, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                           (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Borrower shall be promptly delivered to the Administrative Agent and shall


                                          General Communication, Inc. - Form 8-K
         thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

                  4. Default. In the event of the occurrence of an Event of Default under the terms of the Loan Agreement and so long as any such Event of Default is continuing (any of such occurrences being herein referred to as a "Default"), subject to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after ten (10) days' notice to the Borrower and the Administrative Agent, any Bank or any Managing Agent may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied to the reasonable costs of the Administrative Agent, the Banks and the Managing Agents incurred in connection with the sale, including, without limitation, any costs under Section 7(a) hereof. In the event the proceeds of the sale or other disposition of the Stock are insufficient to satisfy the Obligations, the Borrower shall remain liable for any such deficiency.

                  5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, for itself and for the ratable benefit of each of the Banks and the Managing Agents, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction.

                  6. Return of Stock to the Borrower. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement, the Notes, and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.18 of the Loan Agreement, the then remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock shall be returned to the Borrower.

                  7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Borrower understands that upon such disposition, the
Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock was registered and qualified pursuant to Federal and state securities legislation and sold on the open market. The Borrower, therefore, agrees that:

                           (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any unaffiliated national brokerage or investment firm having recognized expertise and experience in connection with shares of cable companies and other similar companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the



                                          General Communication, Inc. - Form 8-K
         commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                           (b) that such reliance shall be presumptive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner.

                  8. Borrower's Obligations Absolute. The obligations of the Borrower under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or liens available to the Administrative Agent, the Banks and the Managing Agents, or any of them, or any of their respective successors, assigns or agents. The Borrower hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Banks or the Managing Agents in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent or any of the Banks or the Managing Agents to any other security or collateral for the Notes and the other Obligations.

                  9.        Voting Rights.

                           (a) For so long as the Notes or any other Obligations remain unpaid, after and during the continuation of a Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon ten (10) days' prior written notice to the Borrower of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Borrower hereby appoints the Administrative Agent, which appointment shall be effective on the 10th day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable so long as any of the Senior Debt remains unpaid or any of the Banks shall have an obligation to made Advances under the Loan Agreement.

                           (b) For so long as the Borrower shall have the right to vote the Stock, the Borrower covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute a Default.

                  10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed and to the addresses set forth in Section 11.1 of the Loan Agreement.




                                          General Communication, Inc. - Form 8-K

                  11. Governing Law, Etc. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York without reference to the conflicts or choice of law principles thereof. This Agreement, together with all documents referred to herein and the Loan Agreement, constitutes the entire agreement between the parties with respect to the matters addressed herein, and may not be modified except by a writing executed by the Administrative Agent and the Borrower and delivered by the Administrative Agent to the Borrower.

                  12. Severability. If any paragraph or part hereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part hereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

                  13. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Administrative Agent, the Managing Agents or the Banks with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until all requirements of Applicable Law, including, without limitation, any required approval of either of the Alaska Public Utilities Commission or the U.S. Government (together the "Licensors") and any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by either of the Licensors, the FCC or any other governmental or other authority, have been satisfied. The Borrower covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of either of the Licensors, the FCC or any other governmental or other authority which has granted any License to the Borrower to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Borrower, in its name and stead, to execute and file all necessary applications with the Licensors, the FCC and with any other governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

                  14. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon, or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent (including any successors to the Administrative Agent pursuant to the Loan Agreement) for itself and for the ratable benefit of the Managing Agents and the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for


                                          General Communication, Inc. - Form 8-K
itself and for the benefit of and on behalf of all of the Managing Agents and the Banks.

                  15. Benefit of Assignment. This assignment and the rights hereunder shall inure to the benefit of the Administrative Agent, the Banks and the Managing Agents, and may be assigned in whole or in part by the Administrative Agent, the Banks and the Managing Agents in connection with any assignment of the Loan Agreement or the Indebtedness evidenced thereby, as is permitted thereunder, and shall be binding upon each Partner and its respective successors and assigns.

                  16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                  17. Pledge of Additional Securities. Pursuant to the Loan Agreement, the Borrower agrees to assign and grant security title to, and a security interest in, any debt or equity securities acquired by the Borrower after the date hereof. The Borrower agrees to execute, deliver and record any amendments hereto, documents, instruments, stock powers and financing statements, deemed by the Administrative Agent to be necessary or appropriate, to create or perfect the security interest described in the foregoing sentence.





               [the remainder of this page is intentionally blank]




                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


BORROWER:                                   GCI CABLE, INC., an Alaska
                                            corporation


                                            By:      /s/     John M. Lowber

                                            Title:           Secretary/Treasurer



ADMINISTRATIVE AGENT:                       TORONTO DOMINION (TEXAS), INC.


                                            By:      /s/     Jano Mott

                                            Title:           Vice President




                                          General Communication, Inc. - Form 8-K

                                   EXHIBIT D

                        FORM OF REVOLVING PROMISSORY NOTE

U.S.$                                                           October 31, 1996

         FOR  VALUE  RECEIVED,  the  undersigned,  GCI  CABLE,  INC.,  an Alaska
corporation   (the   "Borrower"),    promises   to   pay   to   the   order   of
                             (hereinafter,  together  with  its  successors  and
assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of
                                AND    /100's  DOLLARS  ($          )  of United
States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         The Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement. In addition, all remaining principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the


                                          General Communication, Inc. - Form 8-K

Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                                     GCI CABLE, INC.

                                                     By:
                                                        Its:


                                                     Attest:
                                                        Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By










                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$31,250,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of TORONTO DOMINION (TEXAS), INC. (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of THIRTY ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100's DOLLARS ($31,250,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such


                                          General Communication, Inc. - Form 8-K
payment is inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By:      /s/      John M. Lowber
                                 Its:              Secretary-Treasurer


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By










                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$31,250,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of NATIONSBANK OF TEXAS, N.A. (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of THIRTY ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100's DOLLARS ($31,250,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such


                                          General Communication, Inc. - Form 8-K
payment is inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.




                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By:
                                 Its:


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By











                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$31,250,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of CREDIT LYONNAIS NEW YORK BRANCH (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of THIRTY ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100's DOLLARS ($31,250,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such


                                          General Communication, Inc. - Form 8-K
payment is inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By:      /s/      John M. Lowber
                                 Its:           Secretary/Treasurer


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By










                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$31,250,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of THE CHASE MANHATTAN BANK N.A. (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of THIRTY ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100's DOLLARS ($31,250,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such


                                          General Communication, Inc. - Form 8-K
payment is inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By: /s/ John M. Lowber
                                 Its: Secretary/Treasurer


                                 Attest:
                                 Its:


                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By










                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$25,000,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of THE BANK OF NEW YORK (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of TWENTY FIVE MILLION AND 00/100's DOLLARS ($25,000,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the


                                          General Communication, Inc. - Form 8-K

Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By: /s/ John M. Lowber
                                 Its: Secretary/Treasurer


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By












                                          General Communication, Inc. - Form 8-K

                                 REVOLVING PROMISSORY NOTE

U.S.$25,000,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of BANQUE PARIBAS (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of TWENTY FIVE MILLION AND 00/100's DOLLARS ($25,000,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the


                                          General Communication, Inc. - Form 8-K

Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By: /s/ John M. Lowber
                                 Its: Secretary/Treasurer


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By











                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$15,000,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of THE FIRST NATIONAL BANK OF MARYLAND (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of FIFTEEN MILLION AND 00/100's DOLLARS ($15,000,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such


                                          General Communication, Inc. - Form 8-K
payment is inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By: /s/ John M. Lowber
                                 Its: Secretary/Treasurer


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By












                                          General Communication, Inc. - Form 8-K

                            REVOLVING PROMISSORY NOTE

U.S.$15,000,000.00                                              October 31, 1996

         FOR VALUE RECEIVED, the undersigned, GCI CABLE, INC., an Alaska corporation (the "Borrower"), promises to pay to the order of PNC BANK, National Association (hereinafter, together with its successors and assigns called the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of FIFTEEN MILLION AND 00/100's DOLLARS ($15,000,000.00) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower hereunder, plus interest as hereinafter provided. Such Advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and interest hereunder.

         This Note is one of the Notes referred to in that certain Second Amended and Restated Loan Agreement of even date herewith among the Borrower, the Banks, the Managing Agents and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

         All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date.

         In addition, the Borrower shall repay principal outstanding hereunder from time to time as set forth in the Loan Agreement.

         Prior to the Maturity Date, the Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the


                                          General Communication, Inc. - Form 8-K

Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank or any holder hereof, the Administrative Agent, the Majority Banks or the Banks collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence.

         This Note shall be construed in accordance with and governed by the laws of the State of New York without reference to the conflicts or choice of law principles thereof.



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower, as Authorized Signatories, have executed this Note, as of the day and year first above written.

                                 GCI CABLE, INC.


                                 By: /s/ John M. Lowber
                                 Its: Secretary/Treasurer


                                 Attest:
                                 Its:



                                          General Communication, Inc. - Form 8-K

                                    ADVANCES


                                                 Amount of
                                                 Principal
              Amount of        Type of           Paid or             Notation
Date          Advance          Advance           Prepaid             Made By









                                          General Communication, Inc. - Form 8-K

                                   EXHIBIT E

                        FORM OF PARENT'S PLEDGE AGREEMENT


         THIS PARENT'S PLEDGE AGREEMENT (the "Agreement"), is entered into as of this 31st day of October, 1996 by General Communication, Inc., an Alaska corporation (the "Pledgor") in favor of Toronto Dominion (Texas), Inc., as administrative agent and on behalf of the Managing Agents and the Banks (the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, GCI Cable, Inc., an Alaska corporation (the "Borrower"), the Administrative Agent, the Managing Agents and the Banks have entered into that certain Loan Agreement dated as of October 31, 1996 (as amended, modified or supplemented from time to time, the "Loan Agreement") pursuant to which the Banks have agreed to make loans (the "Loans") to the Borrower; and

         WHEREAS, the Pledgor has determined that the Borrower's making of the Loan will be of direct or indirect benefit to the Pledgor because the Pledgor is owner of one hundred percent (100%) of the issued and outstanding capital stock of the Borrower; and

         WHEREAS, to secure the payment and performance of, among other things, the obligations of the Borrower under the Loan Agreement, the promissory notes issued by the Borrower to the Banks thereunder (as they may be modified, amended or replaced, the "Notes") and the other Loan Documents, the Pledgor, the Administrative Agent, the Banks and the Managing Agents have agreed that the shares of capital stock (the "Stock") owned by the Pledgor in the Borrower, shall be pledged by the Pledgor to the Administrative Agent to secure the Obligations (as defined below);

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

                  1. Warranty. The Pledgor hereby represents and warrants to the Administrative Agent, the Banks and the Managing Agents, that except for the security interest created hereby, the Pledgor owns the Stock, which is all of the issued and outstanding stock of the Borrower, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Pledgor has the unencumbered right to pledge the Stock.



                                          General Communication, Inc. - Form 8-K

                  2. Security Interest. The Pledgor hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Banks and the Managing Agents, and their respective successors and assigns, a continuing security interest in and security title to the Stock. The Pledgor has delivered to and deposited with the Administrative Agent herewith all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and stock powers endorsed in blank, as security for payment and performance of all obligations to the Administrative Agent, the Banks and the Managing Agents, or any of them, of the Borrower under the Loan Agreement, Notes and all other Loan Documents, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations"); it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of a Default under the terms hereof (as defined in Section 4 below) and until the Administrative Agent shall notify the Pledgor of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

                  3. Additional Shares. In the event that, during the term of this Agreement:

                           (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of the Borrower, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by the Pledgor or to which the Pledgor shall be entitled shall be promptly delivered to the Administrative Agent, together with stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                           (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Pledgor shall be promptly delivered to the Administrative Agent and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

                  4. Default. In the event of the occurrence of an Event of Default under the terms of the Loan Agreement and so long as any such Event of Default is continuing (any of such occurrences being herein referred to as a "Default"), subject to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after ten (10) days' notice to the Pledgor, and the Administrative Agent, any Bank or any Managing Agent may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied to the reasonable costs of the Administrative Agent, the Banks and the Managing Agents incurred in connection with the sale, including, without limitation, any costs under Section 7(a) hereof.



                                          General Communication, Inc. - Form 8-K

                  5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, for itself and for the ratable benefit of each of the Banks and the Managing Agents shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction.

                  6. Return of Stock to the Pledgor. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement, the Notes and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.18 of the Loan Agreement, the then remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock shall be returned to the Pledgor.

                  7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the
Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock was registered and qualified pursuant to Federal and state securities legislation and sold on the open market. The Pledgor, therefore, agrees that:

                           (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any unaffiliated national brokerage or investment firm having recognized expertise and experience in connection with shares of cable companies and other similar companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                           (b) that such reliance shall be presumptive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner.

                  8. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative
Agent, the Banks and the Managing Agents, or any of them, or any of their respective successors, assigns or agents. The Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Banks or the Managing Agents in favor of any other Person prior to the


                                          General Communication, Inc. - Form 8-K
exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent or any of the Banks or the Managing Agents to any other security or collateral for the Notes and the other Obligations.

                  9. Voting Rights.

                           (a) For so long as the Notes or any other Obligations remain unpaid, after and during the continuation of a Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon ten (10) days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the 10th day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable so long as any of the Senior Debt remains unpaid or any of the Banks shall have an obligation to make Advances under the Loan Agreement.

                           (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute a Default.

                  10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed and to the addresses set forth in Section 11.1 of the Loan Agreement, and with respect to the Pledgor at the address set forth on the signature page hereof.

                  11. Governing Law, Etc.. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York without reference to the conflicts or choice of law principles thereof. This
Agreement, together with all documents referred to herein and the Loan Agreement, constitutes the entire Agreement between the parties with respect to the matters addressed herein, and may not be modified except by a writing executed by the Administrative Agent and the Pledgor and delivered by the Administrative Agent to the Pledgor.

                  12. Severability. If any paragraph or part hereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part hereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.



                                          General Communication, Inc. - Form 8-K

                  13. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Administrative Agent, the Managing Agents or the Banks with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until all requirements of Applicable Law, including, without limitation, any required approval of either of the Alaska Public Utilities Commission or the U.S. Government (together the "Licensors") and any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by either of the Licensors, the FCC or any other governmental or other authority, have been satisfied. The Pledgor covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of either of the Licensors, the FCC or any other governmental or other authority which has granted any License to the Pledgor to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Pledgor, in its name and stead, to execute and file all necessary applications with the Licensors, the FCC and with any other governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

                  14. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon, or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent (including any successors to the Administrative Agent pursuant to the Loan Agreement) for itself and for the ratable benefit of the Managing Agents and the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for itself and for the benefit of and on behalf of all of the Managing Agents and the Banks.

                  15. Benefit of Assignment. This assignment and the rights hereunder shall inure to the benefit of the Administrative Agent, the Banks and the Managing Agents, and may be assigned in whole or in part by the Administrative Agent, the Banks and the Managing Agents in connection with any assignment of the Loan Agreement or the Indebtedness evidenced thereby, as is permitted thereunder, and shall be binding upon each Partner and its respective successors and assigns.

                  16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                  17. Pledge of Additional Securities. Pursuant to the Loan Agreement, the Pledgor agrees to assign and grant security title to, and a security interest in, any debt


                                          General Communication, Inc. - Form 8-K
or equity securities in the Borrower acquired by the Pledgor after the date hereof. The Pledgor agrees to execute, deliver and record any amendments hereto, documents, instruments, stock powers and financing statements, deemed by the Administrative Agent to be necessary or appropriate, to create or perfect the security interest described in the foregoing sentence.

                  18. Nonrecourse Obligations. Except to the extent of any representation, warranty, covenant or undertaking made specifically by the Pledgor herein or in any other Loan Document, the Pledgor shall have no personal liability under this Agreement or any other Loan Document, anything to the contrary herein or therein notwithstanding.




               [the remainder of this page is intentionally blank]




                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


PLEDGOR:                            GENERAL COMMUNICATION, INC., an
                                    Alaska corporation

                                    By:     /s/      John M. Lowber

                                    Title:            Vice President



Address:









ADMINISTRATIVE AGENT:      TORONTO DOMINION (TEXAS), INC.

                           By:     /s/      Jano Mott

                           Title:            Vice President





                                          General Communication, Inc. - Form 8-K

                                  EXHIBIT F-1

                           FORM OF REQUEST FOR ADVANCE


         I,                           ,  the                       of GCI Cable,
Inc., an Alaska corporation (the "Borrower") and an Authorized Signatory thereof, hereby certify, pursuant to the provisions of that certain Loan Agreement (as amended, supplemented or modified from time to time, the "Loan Agreement") dated as of October 31, 1996, by and among the Borrower; Toronto Dominion (Texas), Inc. Credit Lyonnais, Cayman Island Branch, NationsBank of Texas, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents (collectively the "Managing Agents"); the financial institutions party thereto (the "Banks") and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks, that:

                  1. The  Borrower  hereby  requests [a Base Rate Advance in the
amount  of   $               /   a   Eurodollar   Advance   in  the   amount  of
$                 with an  Interest  Period of           ]  to be made under the
Commitment on           ,  199  . The proceeds of the Advance should be wired as
set forth on Schedule 1 attached hereto. The foregoing instructions shall be irrevocable.

                  2. All representations and warranties of the Borrower made under the Loan Agreement, which in accordance with Section 4.2 of the Loan Agreement are made at and as of the time of such Advance, are true and correct in all material respects as of the date hereof, both before and after giving effect to the application of the proceeds of the Advance in connection with which this Request is given, except to the extent such representations and warranties (a) relate expressly to an earlier date, (b) have been previously fulfilled in accordance with the terms of the Loan Agreement, (c) have subsequently become inapplicable, or (d) have been modified as a result of activities of the Borrower or changes in circumstances in any case as permitted under the Loan Agreement or as consented to or waived in writing in accordance with Section 11.13 of the Loan Agreement.

                  3. The incumbency of Persons authorized by the Borrower to sign documents is as stated in the certificate delivered pursuant to Section 3.1 of the Loan Agreement.

                  4. There does not exist, as of this date, and after giving effect to the Advance requested in this Request, any Default under the Loan Agreement.

                  5. All Necessary Authorizations have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.




                                          General Communication, Inc. - Form 8-K

         Capitalized terms used in this Request and not otherwise defined are used as defined in the Loan Agreement.

         Done as of the      day of            , 199 .

                                    GCI CABLE, INC., an Alaska corporation

                                    By:
                                    Its:



Schedule 1 - Wiring Instructions




                                          General Communication, Inc. - Form 8-K

                                  EXHIBIT F-2

                       FORM OF REQUEST FOR INITIAL ADVANCE


         I,                           ,  the                       of GCI Cable,
Inc., an Alaska corporation (the "Borrower") and an Authorized Signatory thereof, hereby certify, pursuant to the provisions of that certain Loan Agreement (as amended, supplemented or modified from time to time, the "Loan Agreement") dated as of October 31, 1996, by and among the Borrower; Toronto Dominion (Texas), Inc., Credit Lyonnais, New York Branch, NationsBank of Texas, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents (collectively the "Managing Agents"); the financial institutions party thereto (the "Banks") and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks, that:

                  1. The Borrower hereby requests a Base Rate Advance in the amount of $157,700,000.00 to be made under the Commitment on October 31, 1996. The proceeds of such Advances will be used (i) in part to pay the loans outstanding under the Prior Loan Agreement, (ii) in part to pay the fees due under the Loan Agreement on the date hereof, (iii) to finance the Cooke Acquisition, and (iv) the remainder should be wired as set forth on Schedule 1 attached hereto. The foregoing instructions shall be irrevocable.

                  2. All representations and warranties of the Borrower made under the Loan Agreement, which in accordance with Section 4.2 of the Loan Agreement are made at and as of the time of such Advance, are true and correct in all material respects as of the date hereof, both before and after giving effect to the application of the proceeds of the Advance in connection with which this Request is given, except to the extent such representations and warranties (a) relate expressly to an earlier date, (b) have been previously fulfilled in accordance with the terms of the Loan Agreement, (c) have subsequently become inapplicable, or (d) have been modified as a result of activities of the Borrower or changes in circumstances in any case as permitted under the Loan Agreement or as consented to or waived in writing in accordance with Section 11.13 of the Loan Agreement.

                  3. The incumbency of Persons authorized by the Borrower to sign documents is as stated in the certificate delivered pursuant to Section 3.1 of the Loan Agreement.

                  4. There does not exist, as of this date, and after giving effect to the Advance requested in this Request, any Default under the Loan Agreement.

                  5. All Necessary Authorizations have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.




                                          General Communication, Inc. - Form 8-K

                  6. Attached to this Request as Schedule 2 are the calculations
(i) required to establish the Applicable Margin, and (ii) reflecting the Borrower's compliance with Sections 7.8, 7.9 and 7.10 of the Loan Agreement.

         Capitalized terms used in this Request and not otherwise defined are used as defined in the Loan Agreement.

         Done as of the 31st day of October, 1996.

                                     GCI CABLE, INC., an Alaska corporation

                                     By:      /s/      John M. Lowber

                                     Its:              Secretary/Treasurer



Schedule 1 - Wiring Instructions
Schedule 2 - Compliance Calculations




                                          General Communication, Inc. - Form 8-K

                                   EXHIBIT G

                FORM OF REQUEST FOR ISSUANCE OF LETTER OF CREDIT


         I,                 , the                  of GCI Cable, Inc., an Alaska
corporation (the "Borrower") and an Authorized Signatory thereof, do hereby certify pursuant to the provisions of that certain Loan Agreement (as amended from time to time, the "Loan Agreement"), dated as of October 31, 1996, by and among the Borrower, the Bank signatories thereto (the "Banks"), Toronto Dominion (Texas), Inc. Credit Lyonnais, Cayman Island Branch, NationsBank of Texas, N.A. and The Chase Manhattan Bank, N.A. (the "Managing Agents") and Toronto Dominion (Texas), Inc., (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks, that:

                           1. The Borrower hereby requests that The Toronto-Dominion Bank issue a Letter of Credit under the Letter of
         Credit  Commitment in the face amount of U.S.  $           to be issued
         on            ,  199  ,  for the benefit of                        (the
         "Beneficiary"),  in the form attached hereto as Exhibit A, to expire on
                   , 199 (the "Expiration Date"). The face amount of such Letter of Credit is not less than $50,000, and does not exceed the remaining amount available under the Loan Agreement for the issuance of Letters of Credit.

                           2. The Letter of Credit requested hereby is for the following purpose:

                  -----------------------------------------------
                  -----------------------------------------------
                  -----------------------------------------------
                  -----------------------------------------------

                           3. All representations and warranties made in the Loan Agreement and the other Loan Documents, which in accordance with
         Section 4.2 of the Loan Agreement are made at and as of the time of issuance of each Letter of Credit, are true and correct in all material respects as of the date hereof, both before and after giving effect to the issuance of the Letter of Credit in connection with which this Request is given, except to the extent such representations and warranties (a) relate expressly to an earlier date, (b) have been previously fulfilled in accordance with the terms of the Loan Agreement, (c) have subsequently become inapplicable, or (d) have been modified as a result of activities of the Borrower or changes in circumstances in any case as permitted under the Loan Agreement or as consented to or waived in writing in accordance with Section 11.13 of the Loan Agreement.



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
                           4. The incumbency of persons authorized by the Borrower to sign documents is as stated in the certificate of incumbency most recently delivered to the Administrative Agent, the Managing Agents and each of the Banks.

                           5. There does not exist, as of this date, and after giving effect to the issuance of the Letter of Credit requested hereby, any Default.

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         Dated as of this      day of              , 199  .

                                   GCI CABLE, INC., an Alaska corporation

                                   By:
                                   Title:




Exhibit A - Form of Letter of Credit




                                          General Communication, Inc. - Form 8-K

                                   EXHIBIT H

                           FORM OF SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement"), is entered into as of this 31st day of October, 1996, by and between GCI Cable, Inc., an Alaska corporation (the "Borrower"), and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks.


                              W I T N E S S E T H :


         WHEREAS, the Borrower, the Administrative Agent, the Managing Agents and the Banks have entered into that certain Loan Agreement dated as of October 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Banks have agreed to make loans (the "Loans") to the Borrower, which Loans are evidenced by the promissory notes of the Borrower in favor of each Bank (as amended, modified, renewed or extended from time to time, the "Notes"); and

         WHEREAS, to secure the due and punctual payment and performance of the Obligations, the Borrower has entered into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

                  1. Security Interest. The Borrower hereby grants, conveys, transfers and assigns to the Administrative Agent, for the ratable benefit of the Banks, a continuing security interest in and security title to (hereinafter referred to as the "Security Interest") all of its property, whether now owned or hereafter created, acquired, or reacquired, including, without limitation, the property described below and all substitutions therefor, accessions thereto, and improvements thereon:

                  Inventory. All of the Borrower's inventory of whatever nature and kind and wherever situated, including, without limitation, converters, coaxial cables and hardware, raw materials, components, work in process, finished goods, goods in transit, and packing and shipping materials, accretions and accessions thereto, and trust receipts and similar documents covering the same products (the "Inventory");



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
                  Equipment. All machinery and equipment not included in Inventory above, including, without limitation, motor vehicles and all accretions and accessions thereto; CATV towers, antennas, and equipment located at head-end facilities; distribution systems consisting of pole hardware, strand, coaxial cables, electronic amplifiers, associated passive devices and subscriber service drops incident to normal CATV service; test equipment; all equipment used in the specialized mobile radio business; and closed circuit program origination equipment (the "Equipment");

                  Accounts. All right to payment for goods sold or leased or for services rendered, including, without limitation, the provision of cable television services, which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance, including, without limitation, all agreements with subscribers, and all books and records recording, evidencing, or relating to such accounts or any part thereof (the "Accounts");

                  Contracts  and  Leases.  To the extent that the  Borrower  may grant a security interest therein without violating a valid and enforceable restriction on the granting of a security interest contained therein:

                                    (a)   All   construction   contracts,   Pole
                  Agreements, and public utility contracts to which the Borrower is a party, whether now existing or hereafter arising (the "Contracts");

                                       (b)  all   lease   agreements   for  real
                  property or personal property to which the Borrower is a party (the "Leases"), whether now existing or hereafter arising;

                                       (c) all other  contracts and  contractual
                  rights, remedies, or provisions now existing or hereafter arising in favor of the Borrower (the "Other Contracts");

                  General Intangibles. All of the Borrower's general intangibles (including, without limitation, any proceeds from insurance policies after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein) things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, (to the extent that the Borrower may grant a security interest therein without the consent of the granting party) and the rights of the Borrower thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof (the "Intangibles");



                                          General Communication, Inc. - Form 8-K
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
                  Licenses. Subject to Section 22 hereof, and to the extent (i) permitted by Applicable Law, or (ii) that the Borrower may grant a security interest therein without violating a valid and enforceable restriction on the granting of a security interest contained therein, all franchises, licenses, permits, and operating rights authorizing or relating to the Borrower's rights to construct and operate cable and pay-cable television facilities, including, without limitation, the Licenses held by the Borrower, including, without limitation, those described on Exhibit A attached hereto (the "Licenses");

                  Furniture and Fixtures. All furniture and fixtures in which the Borrower has an interest (the "Furniture and Fixtures");

                  Miscellaneous Items. All goods, chattel paper, documents, instruments, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates, licenses and other rights in intellectual property, and other tangible personal property not included above ("Miscellaneous Items"); and

                  Proceeds. All proceeds of any of the above, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease, or other disposition of any property or interest therein referred to above, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property of the Borrower, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds (the "Proceeds").

         The Inventory, Equipment, Accounts, Contracts, Other Contracts, Leases, Intangibles, Licenses, Furniture and Fixtures, Miscellaneous Items, and Proceeds thereof, as described above, are hereinafter collectively referred to as the "Collateral."

         This Agreement and the Security Interest secure the Obligations, whether now or hereafter existing.

                  2. Further Assurances. The Borrower agrees to make, execute, deliver, or cause to be done, executed, and delivered, from time to time, all such further acts, documents, and things as the Administrative Agent on behalf of the Managing Agents and the Banks, may reasonably require for the purpose of perfecting or protecting its or their rights hereunder or otherwise giving effect to this Agreement, all within thirty (30) days following the request therefor. In addition, the Borrower hereby authorizes the Administrative Agent upon the Borrower's failure to do so, to file such financing statements and such other documents as the Administrative Agent may deem necessary or desirable to protect or perfect the interest of the Administrative Agent, for itself and on behalf of the Managing Agents and the Banks in the Collateral, and the Borrower further irrevocably appoints the Administrative Agent as the Borrower's attorney-in-fact, with power of attorney to execute on behalf of the Borrower such


                                          General Communication, Inc. - Form 8-K

UCC financing statement amendment forms as the Administrative Agent may from time to time deem necessary or desirable. Such power of attorney is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

                  3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Managing Agents and the Banks that:

                                    (a)   Exhibit   B   attached    hereto   and
                  incorporated herein by this reference sets forth a complete and accurate list of the Pole Agreements and utility agreements in effect on the date hereof, and the Borrower has furnished or will furnish copies thereof to the Administrative Agent, the Managing Agents and the Banks; and

                                    (b)   Exhibit   C   attached    hereto   and
                  incorporated herein by this reference sets forth a complete and accurate list of all Leases for real property and all material Capitalized Lease Obligations to which the Borrower is a party in effect on the date hereof, and the Borrower has furnished or will furnish copies thereof to the Administrative Agent, the Managing Agents and the Banks.

                  4. Priority of Security Interest. The Borrower further represents and warrants that the Security Interest in the Collateral granted to the Administrative Agent hereunder shall constitute at all times a valid first priority security interest in favor of the Administrative Agent in and upon the Collateral, subject only to Permitted Liens. The Borrower shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the Security Interest upon the Collateral shall not become subordinate or junior to the security interests, Liens, or claims of any other Person, except for Permitted Liens.

                  5. Locations of Collateral. The Borrower further represents and warrants that it now keeps all of its records concerning its Collateral either at its chief executive office, or at the chief executive office of the Manager, which are as follows:




                                          General Communication, Inc. - Form 8-K

         Borrower:                  GCI Cable, Inc.

                                    -------------------------------
                                    -------------------------------
                                    -------------------------------
                                    -------------------------------

         Manager:          Prime II Management, L.P.
                                    3000 One American Center
                                    600 Congress Avenue
                                    Austin, Texas 78701

The Borrower covenants and agrees that it shall not keep any of such records at any other address unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the effective date of any new address for the keeping of such records. The Borrower's principal place of business is
located  at                                                       ,   Anchorage,
Alaska    99503,    and   all   of   the    Collateral   is   located   in   the
                                Recording District, Alaska. The Borrower further
agrees that it shall immediately advise the Administrative Agent, in writing, making reference to this Section of this Agreement, of the opening of any new place of business, the closing of any existing place of business, or any change in the location of the place where it keeps the Collateral.

                  6. Collateral Not Fixtures. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

                  7. Risk of Loss, Sale of Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at the Borrower's risk, and shall not release the Borrower from its obligations hereunder. Except as permitted under the Loan Agreement, the Borrower agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral in any manner without the prior written consent of those Persons required under Section 11.13 of the Loan Agreement. The Borrower further agrees that the Administrative Agent may, but shall in no event be obligated to, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if the Borrower fails to obtain insurance as required by the Loan Agreement, and that the Administrative Agent may pay or discharge any taxes, liens, or encumbrances which are not Permitted Liens on any of the Collateral, and the Borrower agrees to pay upon demand any such sum so expended by the Administrative Agent with interest at the Default Rate, and such sums and interest shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

                  8. Covenants of Borrower. The Borrower shall (i) fulfill, perform and observe each and every material condition and covenant contained in any of the material Contracts, the Other Contracts, or the Leases, (ii) give prompt notice to the extent required under the Loan Agreement to the Administrative Agent, the Managing Agents and the Banks of any claim of material default under any of the Contracts, the


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
Other Contracts, or the Leases given to the Borrower or by the Borrower, (iii) at the sole cost and expense of the Borrower, enforce the performance and observance of each and every material covenant and condition of the material Contracts, the Other Contracts, or the Leases to be performed or observed by other parties to any of the material Contracts, the Other Contracts, or Leases, and (iv) appear in, defend and, as appropriate, settle any action growing out of or in any manner connected with any Contract, Other Contract, or Lease; provided, however, that prior to the occurrence of an Event of Default (which remains uncured or unwaived), the Borrower may issue or obtain waivers in the ordinary course of business with respect to items (i) and (iii). The rights and interests transferred and assigned to the Administrative Agent hereunder include all of the Borrower's right and title (i) to modify the Contracts, the Other Contracts, and Leases, (ii) to terminate the Contracts, the Other Contracts, and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts, and the Leases; provided, however, that these rights of the Administrative Agent shall not be exercised unless an Event of Default shall exist hereunder.

                  9. Remedies. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section
11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent shall have such rights and remedies as are set forth in the Loan Agreement and herein, all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of New York and any other applicable jurisdiction, and all other rights and remedies available to the Administrative Agent, at law or in equity. The Borrower covenants and agrees that any notification of intended disposition, including any public or private sale, of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in Section 19 hereof at least ten (10) Business Days prior to such disposition. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent upon the written request of the Majority Banks, shall have the right to the appointment of a receiver for the properties and assets of the Borrower, and the Borrower hereby consents to such rights and such appointment and hereby waives any objection the Borrower may have thereto or the right to have a bond or other security posted by the Administrative Agent in connection therewith.

                  10. Administrative Agent's Right to Perform Contracts. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent may proceed to perform any and all of the obligations of the Borrower contained in any of the Contracts, the Other Contracts, or the Leases and exercise any and all rights of the Borrower therein contained as fully as the Borrower itself could. The Borrower hereby appoints the


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                                                                        Page 312

Administrative Agent its attorney-in-fact, effective upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), with power of substitution, to take such action, execute such documents, and perform such work, as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Administrative Agent herein. The powers herein granted shall include, but not be limited to, powers to sue on the Contracts, the Other Contracts, or the Leases and to seek all governmental approvals required for the operation of the System (or any portion thereof). The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

                  11. Right to Cure Borrower's Default Under Contracts. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), should the Borrower fail to perform or observe any material covenant or comply with any material condition contained in any of the Contracts, the Other Contracts, or the Leases, then the Administrative Agent, but without obligation to do so and without releasing the Borrower from its obligation to do so, may perform such covenant or condition and, to the extent that the Administrative Agent shall incur any costs or pay any expenses in connection therewith, including any costs or expenses of litigation associated therewith, such costs, expenses, or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses at the Default Rate. Anything herein to the contrary notwithstanding (a) the Borrower shall remain liable under the Contracts, the Other Contracts, the Leases and all other contracts and agreements included in the Collateral to the same extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the Contracts, the Other Contracts, the Leases or any other contract or agreements included in the Collateral, and (c) none of the Administrative Agent, any Managing Agent, nor any Bank, shall be obligated to perform or discharge any obligation of the Borrower under any of the Contracts, the Other Contracts, the Leases, or any other contracts or agreements included in the Collateral and, the Borrower agrees to indemnify and hold the Administrative Agent, the Managing Agents, and the Banks harmless against any and all liability, loss, and damage which the Administrative Agent, the Managing Agents, and the Banks, or any of them, may incur under any of the Contracts, the Other Contracts, the Leases or any other contracts or agreements included in the Collateral or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against the Borrower by reason of an act of any of the Administrative Agent, the Managing Agents, or the Banks under any of the terms of this Agreement or under the Contracts, the Other Contracts or the


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
Leases;   unless,   with  respect  to  any  of  the  above,  the  party  seeking indemnification is finally judicially determined to have acted with gross negligence or wilful misconduct.

                  12. Agent Attorney-in-Fact. The Borrower hereby further appoints the Administrative Agent as its attorney-in-fact, effective upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), with power of substitution, and with authority to receive, open, and take appropriate action with respect to all mail addressed to the Borrower, and to notify the postal authorities to change the address for delivery of mail addressed to the Borrower to such address as the Administrative Agent may designate, to endorse the name of the Borrower on any note, acceptance, check, draft, money order, or other evidence of debt or of payment which may come into the possession of any of the Administrative Agent, the Managing Agents and the Banks, and generally to do such other things and acts in the name of the Borrower as are necessary or appropriate to protect or enforce the rights hereunder of the Administrative Agent, the Managing Agents, and the Banks. The Borrower further authorizes the Administrative Agent effective upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), to compromise and settle or to sell, assign, or transfer or to ask, collect, receive, or issue any and all claims possessed by the Borrower all in the name of the Borrower. After deducting all reasonable expenses and charges (including the Administrative Agent's reasonable attorneys'
fees) of retaking, keeping, storing, and selling the Collateral, the Administrative Agent shall apply the proceeds in payment of any of the Obligations in such order of application as is set forth in the Loan Agreement, and, if a deficiency results after such application, the Borrower covenants and agrees to pay such deficiency to the Administrative Agent. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled. The Borrower agrees that if steps are taken by the Administrative Agent to enforce rights hereunder, or to realize upon any of the Collateral, the Borrower shall pay to the Administrative Agent the amount of the costs, including reasonable attorneys' fees, incurred in connection with such enforcement, and the Borrower's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder.

                  13.  Indemnification.  The Borrower  shall  indemnify and hold harmless the Administrative Agent, the Managing Agents, and the Banks, and each of them, and any other Person acting hereunder for all losses, costs, damages, fees, and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release the Administrative Agent, the Managing Agents, and the Banks and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions
taken  pursuant   thereto,   unless  in  any


                                          General Communication, Inc. - Form 8-K
such event such Person seeking indemnification hereunder is finally judicially determined to have acted or failed to act with gross negligence or willful misconduct.

                  14. Rights Cumulative. The Borrower agrees that the rights of the Administrative Agent, the Managing Agents, and the Banks under this Agreement, the Loan Agreement, the other Loan Documents, or any other contract or agreement now or hereafter in existence between the Administrative Agent, the Managing Agents, and the Banks, or any of them, and the Borrower shall be cumulative and that the Administrative Agent may from time to time exercise such rights and such remedies as the Administrative Agent may have thereunder and under the laws of the United States and any state, as applicable, in the manner and at the time that the Administrative Agent, the Managing Agents and the Banks in their sole discretion desire. The Borrower further expressly agrees that none of the Administrative Agent, the Managing Agents and the Banks shall in any event be under any obligation to resort to any Collateral prior to exercising any other rights that the Administrative Agent, the Managing Agents and the Banks, or any of them, may have against the Borrower or its property, or to resort to any other collateral for the Obligations prior to the exercise of remedies hereunder.

                  15. Receivership. The Borrower hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur, hereunder (and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent shall have the right to an immediate writ of possession without notice of a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Administrative Agent, the Managing Agents, and the Banks, or any of them, prior to seizure by the Administrative Agent or any of its transferees, assigns, or successors in interest, of the Collateral or any portion thereof.

                  16. Remedies Not Exclusive. No transfer or renewal, extension, assignment, or termination of this Agreement, the Loan Agreement, any other Loan Document, or any other instrument or document executed and delivered by the Borrower to the Administrative Agent, the Managing Agents, and the Banks, or any of them, nor any additional Advances made by the Banks to the Borrower, nor the taking of further security, nor the retaking or redelivery of the Collateral to the Borrower by any of the Administrative Agent, the Managing Agents and the Banks, nor any other act of any of the Administrative Agent, the Managing Agents and the Banks shall release the Borrower from any Obligation, except a release or discharge executed in writing by the Administrative Agent, the Managing Agents and the Banks (as and to the extent required under the Loan Agreement) with respect to such Obligation or payment of such Obligation or upon full payment to the Administrative Agent, the Managing Agents and the Banks and satisfaction of all the Obligations. Neither the Administrative Agent, the Managing Agents nor the Banks shall by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative


                                          General Communication, Inc. - Form 8-K

Agent, and, as required by the Loan Agreement, the Managing Agents and the Banks and then only to the extent therein set forth. A waiver by the Administrative Agent, the Managing Agents and the Banks, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any of the Administrative Agent, the Managing Agents and the Banks would otherwise have had on any other occasion.

                  17. Assignment. The Borrower agrees that this Agreement and rights of the Administrative Agent, the Managing Agents and the Banks hereunder may in the discretion of such Person be assigned in whole or in part by such Person in connection with any permitted assignment of such Person's interest in the Loan Agreement or the Obligations. In the event this Agreement is so assigned by any of the Administrative Agent, the Managing Agents and the Banks, the terms "Administrative Agent," "Managing Agent,""Managing Agents," "Bank" and "Banks" wherever used herein shall be deemed to refer to and include any such assignee or assignees, as appropriate. This Agreement may not be assigned by the Borrower without the prior written consent of each Bank.

                  18. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of the Borrower and inure to the benefit of the respective successors and assigns of the Administrative Agent, the Managing Agents and the Banks.

                  19. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed and to the addresses set forth in Section 11.1 of the Loan Agreement.

                  20. Governing Law, Etc. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York without reference to the conflicts or choice of law principles thereof. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Borrower, the Administrative Agent, the Managing Agents, and the Banks with respect to the matters addressed herein, and may not be modified except by a writing executed by the Administrative Agent and the Borrower.

                  21. Severability. If any paragraph or part hereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part hereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

                  22. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Administrative Agent, the Managing Agents or the Banks with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until all



                                          General Communication, Inc. - Form 8-K
requirements  of Applicable Law,  including,  without  limitation,  any required approval of either of the Alaska Public Utilities Commission or the U.S. Government (together the "Licensors") and any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by either of the Licensors, the FCC or any other governmental or other authority, have been satisfied. The Borrower covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of either of the Licensors, the FCC or any other governmental or other authority which has granted any License to the Borrower to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Borrower, in its name and stead, to execute and file all necessary applications with the Licensors, the FCC and with any other governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

                  23. Termination and Release. Upon satisfaction in full of the Obligations (other than any Obligation which may survive the termination of the Loan Agreement as provided for therein) and termination of the Commitment, the Administrative Agent shall take any actions reasonably necessary to terminate and release the security interest in the Collateral granted to the Administrative Agent hereunder, all at the cost and expense of the Borrower.

                  24. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon, or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent (including any successors to the Administrative Agent pursuant to the Loan Agreement) for itself and for the ratable benefit of the Managing Agents and the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for itself and for the benefit of and on behalf of all of the Managing Agents and the Banks.

                  25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.



                                          General Communication, Inc. - Form 8-K

                           IN WITNESS WHEREOF,  the undersigned have caused this
Agreement to be executed, by and through their duly authorized representatives, as of the day and year first above written.



BORROWER:                           GCI CABLE, INC., an Alaska corporation

                                    By:               /s/      John M. Lowber
                                    Title:                  Secretary/Treasurer

                                    Attest:
                                    Title:

                                                              [CORPORATE SEAL]

ADMINISTRATIVE
AGENT:                              TORONTO DOMINION (TEXAS), INC.,
                                    as Administrative Agent


                                    By:               /s/      Jano Mott
                                    Title:                  Vice President


Exhibit A -       Licenses
Exhibit B -       Pole and Utility Contracts
Exhibit C -       Leases




                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT I

                      FORM OF SUBORDINATION AND ASSIGNMENT
                             OF MANAGEMENT AGREEMENT


         THIS SUBORDINATION AND ASSIGNMENT OF MANAGEMENT AGREEMENT (the "Agreement"), made as of this 31st day of October, 1996, by and among GCI Cable, Inc., an Alaska corporation (the "Borrower"), Prime II Management, L.P., a Delaware limited partnership (the "Manager"), and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks,

                                           W I T N E S S E T H:

         WHEREAS, the Borrower has entered into that certain Loan Agreement dated as of October 31, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among the Borrower, the Administrative Agent, the Managing Agents and the Banks; and

         WHEREAS, the Borrower as a result of the GCI Acquisition of even date herewith, is acquiring a ninety-nine percent (99%) general partnership interest in the Prior Borrower, and GCI Cable Holdings, Inc., a wholly-owned subsidiary of the Borrower, is acquiring a one-percent (1%) limited partnership interest in the Prior Borrower; and

         WHEREAS, the Manager was engaged previously in the business of providing management services to the Prior Borrower in return for management fees; and

         WHEREAS, the Manager now desires to perform similar management services to the Borrower and its Subsidiaries (including the Prior Borrower) in return for management fees and deems it to be in its best interests to enter into this Agreement; and

         WHEREAS, the execution and delivery of this Agreement is a condition, among others, to the making of the Loans by the Banks to the Borrower; and

         NOW, THEREFORE, to induce the Administrative Agent, the Managing Agents and the Banks to enter into the Loan Agreement, to induce the Banks to make the Loans, and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Manager hereby agrees with the Administrative Agent (for itself and on behalf of the Managing Agents, and the Banks) as follows:



                                          General Communication, Inc. - Form 8-K

                  1.        Definitions.  For purposes hereof,

                  "Senior Indebtedness" means collectively (i) the Obligations expressly including, without limitation, any post-petition interest, and (ii) any amounts which the Administrative Agent, any Managing Agent or any Bank may be owed as a result of a breach of any obligation, covenant or undertaking set forth in this Agreement.

                  "Subordinated Debt" means, collectively, all management fees or other obligations of the Borrower to the Manager arising under or in connection with the Management Agreement or otherwise, however evidenced or incurred, whether direct or indirect, absolute or contingent, now existing or hereafter arising, due or to become due, other than (i) out of pocket expenses reasonably incurred by officers and employees of the Manager in traveling to and from and visiting the Systems, and (ii) expenses reasonably incurred by the Manager for goods and/or services provided by third parties on behalf of the Borrower.

All other capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement unless otherwise defined or limited herein.

                  2. Security Interest. The Manager hereby unconditionally assigns, transfers, conveys and grants to the Administrative Agent, for the ratable benefit of the Banks, all of its rights, title and interest in and to, and a continuing security interest in and security title to, the Management Agreement and all proceeds thereof as security for the Senior Indebtedness.

                  3.        Subordination.

                            (a) All Senior Indebtedness shall be paid in full in
cash before any payment is made or amount accrued on account of any Subordinated Debt, except to the extent such Subordinated Debt is expressly permitted to be accrued or paid by the Borrower to the Manager pursuant to Section 7.7 of the Loan Agreement;

                            (b) In the event  that the  Borrower  shall make any
unauthorized payment on account of the Subordinated Debt to the Manager, such payment shall be held by the Manager in trust for the benefit of, and shall be paid forthwith over and delivered to, the Administrative Agent, for application to the payment of the Senior Indebtedness in accordance with the Loan Agreement; and

                            (c) The  Manager  acknowledges  and agrees that upon
the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Borrower is not permitted to make any payments in respect of the Subordinated Debt, and that the Administrative Agent shall have the right to notify and instruct the Borrower to thereafter make all payments otherwise due in respect of the Subordinated Debt directly to the Administrative Agent, and the Administrative


                                          General Communication, Inc. - Form 8-K

Agent shall have the right to apply all such payments received in reduction of the Senior Indebtedness in accordance with the terms and provisions of the Loan Agreement. The Manager further agrees that immediately upon the request of the Administrative Agent upon the occurrence of an Event of Default, and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement, the Manager shall cause the Borrower to make all payments under the Management Agreement or otherwise in respect of the Subordinated Debt directly to the Administrative Agent. In no event shall the Borrower pay or the Manager receive any payment, interest or delinquency charges of any type whatsoever in respect of the Subordinated Debt except to the extent permitted under Section 7.7 of the Loan Agreement.

                  4.        Covenants of the Manager.

                            (a) The Manager  agrees that the  Subordinated  Debt
shall be unsecured, and that, so long as any of the Senior Indebtedness shall remain unpaid or any of the Banks shall be under any obligation to make any Advance under the Loan Agreement (whether or not the conditions to such Advance have been or can be fulfilled), if at any time after the occurrence and during the continuation of an Event of Default the Manager shall be in possession of any assets of the Borrower which are subject to a Lien in favor of the Administrative Agent ("Collateral"), the Manager shall promptly deliver such Collateral to the Administrative Agent, and until such delivery shall hold such Collateral in trust for the Administrative Agent for the ratable benefit of the Banks.

                            (b) Until such time as the Senior  Indebtedness  has
been paid in full and the Banks are under no further obligation to make any Advance to the Borrower under the Loan Agreement (whether or not the conditions to such Advance have been or can be fulfilled), the Manager agrees not to exercise any of its remedies under the Management Agreement or any other document, instrument, or agreement relating thereto or to the Subordinated Debt in order to collect the Subordinated Debt, or to accelerate or, except as permitted to be accrued or paid by the Borrower pursuant to Section 7.7 of the Loan Agreement, collect any portion of the Subordinated Debt, or to realize upon any of the Collateral or any other assets of the Borrower, or to attach, levy upon, or execute against any of the Collateral or any other assets of the Borrower.

                            (c) The  Manager  agrees  that  it  will  not in its
capacity as a creditor of the Borrower, institute against or join any other Person in instituting against the Borrower, any bankruptcy, reorganization, insolvency, or liquidation proceeding or any other proceeding under any federal or state bankruptcy or similar law for a period of one (1) year and one (1) day after the date on which all Senior Indebtedness has been paid in full in cash and none of the Banks is under any further obligation to make any Advance to the Borrower, regardless of whether the conditions precedent to any such Advance have been or can be fulfilled.



                                          General Communication, Inc. - Form 8-K

                            (d) The  Manager  covenants  and agrees that it will
not, at any time during the term of this Agreement, except as permitted under the Loan Agreement, enter into any amendment of the Management Agreement or convey, encumber or assign its rights or obligations thereunder in any manner whatsoever.

                  5. Bankruptcy. Upon any distribution of the assets or properties of the Borrower or upon any dissolution, winding up, liquidation, or reorganization involving the Borrower (whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                            (a) the  Administrative  Agent,  the Managing Agents
and the Banks shall first be entitled to receive payment in full of all Senior Indebtedness before the Manager is entitled to receive any payment on account of the Subordinated Debt;

                            (b) any  payment  or  distribution  of the assets or
properties of the Borrower of any kind or character, whether in cash, property, or securities, to which the Manager would be entitled except for the provisions of this Agreement, shall be paid by the trustee or agent or other Person making such payment or distribution directly to the Administrative Agent; and

                            (c)  in  the   event   that,   notwithstanding   the
foregoing, any payment or distribution of the assets or properties of the Borrower of any kind or character, whether in cash, property, or securities, shall be received by the Manager on account of the Subordinated Debt before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the Administrative Agent, for application to the payment of the Senior Indebtedness as provided in the Loan Agreement until all such Senior Indebtedness shall have been paid in full in cash.

                  6. Rights of Agent Absolute. No right of the Administrative Agent, any of Managing Agents, or any of the Banks, or any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower, or by any act or failure to act, in good faith, by any such holder of the Senior Indebtedness, or by any noncompliance by the Borrower with any of the terms of the Notes or any other Loan Document, regardless of any knowledge thereof with which such Person may have or be otherwise charged.

                  7. Agent Attorney-in-Fact. The Manager authorizes and expressly directs the Administrative Agent to take such action as may be necessary or appropriate from time to time to effectuate the subordination and assignment provided herein and, effective upon the occurrence of an Event of Default, and until such Event of Default is waived in writing in accordance with
Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured) appoints the Administrative Agent its attorney-in-fact for such purpose, including, without limitation, in the event of any dissolution, winding up,
liquidation,   or   reorganization  of  the  Borrower  (whether  in  bankruptcy, insolvency,


                                          General Communication, Inc. - Form 8-K
or receivership proceedings or upon an assignment for the benefit of creditors or otherwise tending towards liquidation of the business or the assets of the Borrower) the immediate filing of a claim (if such claim is not promptly filed by the Manager) for the unpaid balance of its Subordinated Debt in the form required in such proceedings and the taking of all steps necessary to cause such claim to be approved. Such power of attorney is coupled with an interest, is irrevocable and shall terminate only upon payment in full of the Senior Indebtedness and termination of the Commitment.

                  8. Amendments to Senior Indebtedness. The Administrative Agent, the Managing Agents and the Banks may extend, renew, modify, or amend the terms of the Senior Indebtedness or any security therefor and release, transfer, assign, sell, or exchange such security and otherwise deal freely with the Borrower to the same extent as could any Person, all without notice to or consent of the Manager and without affecting the liabilities and obligations of the Manager pursuant to the provisions hereof.

                  9. Assignments of Senior Indebtedness. The Administrative Agent, the Managing Agents and the Banks, or any of them, as appropriate, may assign or transfer any or all of the Senior Indebtedness or any interest therein, as provided in the Loan Agreement; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Indebtedness shall be and remain Senior Indebtedness for purposes of this Agreement, and every immediate and permitted successive assignee or transferee or participant of any of the Senior Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee or participant in the Senior Indebtedness, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee or participant were the Administrative Agent, a Managing Agent, or a Bank hereunder, as appropriate; provided, however, that, unless the appropriate assignor shall otherwise consent in writing, such assignor shall have an unimpaired right, prior and superior to that of any such assignee or transferee or participant, to enforce this Agreement as to such Senior Indebtedness which has not been assigned or transferred.

                  10. Waivers. The Manager hereby waives (a) notice of acceptance of this Agreement by the Administrative Agent, the Managing Agents, and the Banks, (b) notice of the existence or creation or nonpayment of all or any part of the Senior Indebtedness, and (c) all diligence in the collection or protection of or realization upon the Senior Indebtedness or the Collateral therefor.

                  11. Notation on Subordinated Debt. The Manager and the Borrower hereby agree to make appropriate entries in their respective books and records, to indicate that the Manager's rights under the Management Agreement are subject to the terms of this Agreement and that the Subordinated Debt is subordinate to the Senior Indebtedness.

                  12. Further Assurances. The Manager further agrees that it will do all things necessary to maintain the enforceability of the Management Agreement, and the


                                          General Communication, Inc. - Form 8-K
enforceability and priority of the security interest of the Administrative Agent therein and agrees to execute, upon the request of the Administrative Agent, any and all other documents, instruments, and agreements reasonably deemed necessary or desirable by the Administrative Agent to carry the matters contemplated by this Agreement into effect.

                  13. Remedies. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section
11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured) the Administrative Agent shall have all of the remedies set forth herein, all of the rights, powers and privileges of a secured party under the UCC, including, without limitation, the right to enforce the Management Agreement, and any and all rights of the Manager and the Borrower, thereunder, and any other rights or remedies available to it under any other Loan Document or otherwise at law, or in equity. It is hereby further agreed that the Administrative Agent may enforce any and all rights derived from this Agreement by suit, either in equity or at law, for specific performance of any agreement herein contained or for judgment at law and any other relief whatsoever appropriate to such action or procedure. The remedies of the Administrative Agent hereunder are cumulative, not exclusive, and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of the Administrative Agent, so long as any part of the Senior Indebtedness remains unsatisfied. The Manager expressly agrees that the Administrative Agent shall not be under any obligation to resort to any right or remedy hereunder prior to exercising any other rights it may have against the Manager, the Borrower, or any other Person to secure repayment of the Loans, nor shall the Administrative Agent be required to resort to any such other rights prior to the exercise of its rights and remedies hereunder. In the event this Agreement shall be enforced by the Administrative Agent or by its counsel, the Manager and the Borrower agree to pay all reasonable costs and out-of-pocket expenses of such enforcement, including reasonable attorneys fees, and such costs and expenses shall be deemed Senior Indebtedness hereunder.

                  14. Representations and Warranties of Manager. The Manager represents and warrants to the Administrative Agent, for itself and on behalf of the Managing Agents and the Banks, that:

                            (i) the Manager is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having power and authority to own or lease and use its properties and to carry on its business as now being and hereafter proposed to be conducted;

                            (ii) the general  partner of the Manager is Prime II
                  Management, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;



                                          General Communication, Inc. - Form 8-K

                            (iii) the Manager is duly qualified, in good standing, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization;

                            (iv) this Agreement has been duly executed and delivered by the Manager and is the legal, valid, and binding obligation of the Manager enforceable in accordance with its terms except that certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law, and that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction, and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency, or similar event of the Manager);

                            (v) the execution,  delivery, and performance by the
                  Manager of this Agreement in accordance with its terms do not and will not (A) require any consent or approval not already obtained, (B) violate any material Applicable Law respecting the Manager, or (C) conflict with, result in a breach of, or constitute a default under the certificate of limited partnership or the partnership agreement of the Manager or, in any material respect, under any material indenture, agreement, or other instrument to which the Manager is a party or by which its properties may be bound;

                            (vi) there is no material action, suit, or proceeding pending against, or to the best of the Manager's knowledge, threatened against or in any manner relating directly and materially adversely to, the Manager or any of its properties in any court or before any arbitrator of any kind or before or by any governmental body;

                            (vii) the Manager is in  compliance  with all of the
                  provisions of its certificate of limited partnership ; and

                            (viii) the  purpose of this  Agreement  is to induce
                  the Banks to make the Loans, and the making of the Loans will be of indirect interest and advantage to the Manager.

                  15. Miscellaneous.

                            (a) This Agreement  shall be construed in accordance
with, and the rights of the parties shall be governed by, the laws of the State of New York.

                            (b)  This  Agreement  may be  executed  in  multiple
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.



                                          General Communication, Inc. - Form 8-K

                            (c)  Whenever  possible,   each  provision  of  this
Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                            (d) No  delay  on  the  part  of the  Administrative
Agent, the Managing Agents and the Banks, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent, the Managing Agents and the Banks, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Administrative Agent, the Managing Agents and the Banks, or any of them, except as expressly set forth in a written instrument duly signed and delivered by or on behalf of the Administrative Agent, for itself and on behalf of the Managing Agents and the Banks.

                            (e) The priorities  herein  specified are applicable
irrespective of the time of creation of the Senior Indebtedness.

                            (f)  Upon   satisfaction   in  full  of  the  Senior
Indebtedness, the Administrative Agent shall take any actions reasonably necessary to terminate and release the subordination and assignment granted to the Administrative Agent hereunder, all at the cost and expense of the Manager.

                            (g)  The  provisions  of  this  Agreement  shall  be
binding upon the successors and assigns of the Borrower and the Manager and shall inure to the benefit of the Administrative Agent, the Managing Agents and the Banks and all subsequent holders of the Senior Indebtedness. All notices and other communications require or permitted hereunder shall be given in the manner prescribed in Section 11.1 of the Loan Agreement, and shall be addressed to the Administrative Agent, the Managing Agents and the Banks at the addresses set forth therein, and to the Manager at the following address:

                           Prime II Management, L.P.
                           3000 American Center
                           600 Congress Avenue
                           Austin, Texas 78701

                           Attn: President



                                          General Communication, Inc. - Form 8-K
         with a copy to:

                           Edens, Snodgrass, Nichols and Breeland, P.C.
                           2800 Franklin Plaza
                           111 Congress Avenue
                           Austin, Texas 78801

                           Attn: Patrick K. Breeland, Esq.

                            (h)  Administrative  Agent. Each reference herein to
any right granted to, benefit conferred upon, or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent (including any successors to the Administrative Agent pursuant to the Loan Agreement) for itself and for the ratable benefit of the Managing Agents and the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for itself and for the benefit of and on behalf of all of the Managing Agents and the Banks.

                            16. Nonrecourse Obligations. Except to the extent of
any representation, warranty, covenant or undertaking made specifically by the Manager in this Agreement, the Manager shall not have any personal liability under this Agreement or any other Loan Document, anything to the contrary herein or therein notwithstanding.


                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MANAGER:                     PRIME II MANAGEMENT, L.P.,
                             a Delaware limited partnership

                             By its General Partner:

                             PRIME II MANAGEMENT, INC.,
                             a Delaware corporation

                                                              [CORPORATE SEAL]

                             By:      /s/      Karen Miller
                             Its:           Vice President

                             Attest:
                             Its:


ADMINISTRATIVE
AGENT: TORONTO DOMINION (TEXAS), INC., for itself and on behalf of the Managing Agents and the Banks

                             By:      /s/      Jano Mott
                             Its:           Vice President


BORROWER:                    GCI CABLE, INC., a Alaska corporation

                             By:      /s/      John M. Lowber
                             Its:           Secretary/Treasurer

                             Attest:
                             Its:



                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT J
                           FORM OF SUBSIDIARY GUARANTY
                             As of October 31, 1996


    WHEREAS, GCI Cable, Inc., an Alaska corporation (the "Borrower"), Toronto Dominion (Texas), Inc. as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), the Managing Agents and the Banks have entered into a certain Loan Agreement dated as of October 31, 1996 (as executed on the date hereof and as the same may be amended from time to time, the "Loan Agreement"), pursuant to which the Banks have agreed to make loans in an aggregate principal amount not to exceed $205,000,000 (the "Loans") to the Borrower, as evidenced by those certain promissory notes of even date from the Borrower to each of the Banks (as executed on the date hereof and as such notes may be amended, modified, extended or renewed from time to time, the "Notes"); and

    WHEREAS, each of GCI Cable/Juneau, Inc., an Alaska corporation; GCI Cable/Fairbanks, Inc., an Alaska corporation; GCI Cable Holdings, Inc., an Alaska corporation; and Prime Cable of Alaska, L.P., a Delaware limited partnership (collectively, the "Guarantors" and each, individually, a "Guarantor") is a wholly-owned Subsidiary of the Borrower; and

    WHEREAS, the Guarantors and the Borrower are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, and the Borrower has as one of its corporate purposes the obtaining of financing needed from time to time by the Guarantors, with the Borrower's ability to obtain such financing being dependent, in part, on the successful operations of and the properties owned by the Guarantors; and

    WHEREAS, each of the Guarantors has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate or partnership purposes and in the best interests of, such Guarantor; and

    WHEREAS, as a condition to the Banks' extending the Loans, each Guarantor has agreed to execute this Subsidiary Guaranty (the "Guaranty") guaranteeing the payment and performance by the Borrower of its obligations and covenants under the Notes, the Loan Agreement and the other Loan Documents (the Notes, Loan Agreement and other Loan Documents as executed on the date hereof and as they may be amended, modified or extended from time to time being hereinafter referred to as the "Guaranteed Agreements"); and

    WHEREAS, capitalized terms used herein and not otherwise defined herein shall be used as defined in the Loan Agreement;



                                          General Communication, Inc. - Form 8-K

    NOW, THEREFORE, in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby guarantees to the Administrative Agent, the Banks and the Managing Agents: (i) full and prompt payment and performance of all obligations of the Borrower to the Administrative Agent, the Banks and the Managing Agents, or any of them, under the Guaranteed Agreements (including, without limitation, any Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent and the Banks, or any of them, on the other hand, and any interest, fees and other charges in respect of any of the Guaranteed Agreements that would accrue but for the filing of a bankruptcy action with respect to the Borrower, whether or not such claim is allowed in such bankruptcy action), as the same may be amended from time to time, or as a result of making the Loans; (ii) payment of any and all damage which the Administrative Agent, the Banks and the Managing Agents, or any of them, may suffer by reason of a breach of any obligation, covenant or undertaking with respect to this Guaranty or any of the Guaranteed Agreements by the Borrower or any other obligor thereunder; and (iii) payment and performance of all of the obligations of any obligor to the Administrative Agent, the Banks, the Managing Agents, or any of them, under this Guaranty and the Guaranteed Agreements, or as a result of making the Loans; and any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, including any interest thereon, plus reasonable attorneys' fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom (all of the foregoing obligations
(i),  (ii),  and  (iii)  being  hereinafter  collectively  referred  to  as  the
"Obligations").   Each  Obligation   shall  rank  pari  passu  with  each  other
Obligation.

     Each Guarantor and the Administrative Agent hereby further agree that:

     1. Regardless of whether any proposed guarantor or any other Person or Persons is or are or shall become in any other way responsible to the Administrative Agent, the Banks and the Managing Agents, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Administrative Agent, the Banks and the Managing Agents, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty shall be a several obligation, shall be a continuing guaranty and shall be operative and binding, and that such Guarantor shall have no right of subrogation with respect to this Guaranty.

     2. Upon this Guaranty's being executed and coming into the hands of the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by each Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting such Guarantor's liability, and no statement, representation, agreement or promise on the part of the Administrative Agent, the Banks, the Managing Agents and the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Guaranty or


                                          General Communication, Inc. - Form 8-K
has induced the making hereof or shall be deemed in any way to affect any Guarantor's liability hereunder.

     3. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

     4. The Administrative Agent, the Banks and the Managing Agents, or any of them, may from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as the Administrative Agent, the Banks and the Managing Agents, or any of them, may deem proper, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Administrative Agent, the Banks and the Managing Agents, or any of them, or (iii) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Administrative Agent, the Banks and the Managing Agents, or any of them, may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of Section 5 hereof, it is understood that the Administrative Agent, the Banks and the Managing Agents, or any of them, may, without exonerating or releasing any Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Administrative Agent, the Banks and the Managing Agents, or any of them, may deem expedient, all without notice to any Guarantor.

     5. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of each Guarantor, the Administrative Agent, the Banks and the Managing Agents that the covenants, agreements and all liabilities and obligations of such Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, such Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this section of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Administrative Agent, the Banks and the Managing Agents, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Administrative Agent, the Banks and the Managing Agents, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrower, the Administrative Agent, the Banks and the Managing Agents, or any of them, or any other guarantor or


                                          General Communication, Inc. - Form 8-K
surety, and each Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

     6. The Administrative Agent, the Banks and the Managing Agents, or any of them, may, without demand or notice of any kind upon or to the Guarantors, at any time or from time to time when any amount shall be due and payable hereunder by any Guarantor, if the Borrower shall not have timely paid its Obligations, set off and appropriate any property, balances, credit accounts or moneys of any Guarantor in the possession of the Administrative Agent, the Banks, the Managing Agents, or any of them, or under any of their control for any purpose, which property, balances, credit accounts or moneys shall thereupon be turned over and remitted to the Administrative Agent, to be held and applied to the Obligations by the Administrative Agent.

     7. The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to the Guarantors, and shall in no way impair or affect this Guaranty or the rights of the Administrative Agent, the Banks and the Managing Agents, or any of them, herein. Each Guarantor's obligations hereunder shall be in, but not in excess of, the Maximum Guaranteed Amount. The "Maximum Guaranteed Amount" shall mean for each Guarantor the greater of (a) the amount of economic benefit received (directly or indirectly) by such Guarantor pursuant to the Loan Agreement, and the other Loan Documents, or (b) the maximum amount which would be paid out by such Guarantor without rendering this Guaranty void or voidable under Applicable Laws including, without limitation, (i) the Bankruptcy Code of 1978, as amended, and (ii) applicable state laws regarding fraudulent conveyances, corporate distributions or insolvency.

     8. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or any Guarantor or of any surety or guarantor for any Obligations of the Borrower to the Administrative Agent, the Banks and the Managing Agents, or any of them, the rights of the Administrative Agent, the Banks and the Managing Agents against any Guarantor shall not be affected or impaired by the omission of the Administrative Agent, the Banks and the Managing Agents, or any of them, to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Administrative Agent, the Banks and the Managing Agents may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Administrative Agent, the Banks and the Managing Agents, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Administrative Agent, the Banks and the Managing Agents of any Guarantor.

     9. Each Guarantor hereby expressly waives, to the fullest extent permitted by Applicable Law: (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice


                                          General Communication, Inc. - Form 8-K
of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all rights of subrogation, indemnification, contribution and reimbursement against the Borrower, (f) all rights to enforce any remedy the Administrative Agent, the Banks and the Managing Agents, or any of them, may have against the Borrower, and (g) any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Administrative Agent, the Banks and the Managing Agents, or any of them, in respect of the Obligations, even upon payment in full of the Obligations, except to the extent such waiver would be expressly prohibited by Applicable Law. If a claim is ever made upon the Administrative Agent, the Banks and the Managing Agents, or any of them, for the repayment or recovery of any amounts or amounts received by any of them in payment of any of the Obligations and such Person repays all or part of such amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such Person or any of its property, or (ii) any settlement or compromise of any such claim effected in good faith by such Person with any such claimant, including the Borrower, then in such event each Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and each Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

     10. The Administrative Agent, the Banks and the Managing Agents may each, to the extent permitted under the Loan Agreement, and without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

     11. No delay by the Administrative Agent, the Banks and the Managing Agents, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent, the Banks and the Managing Agents, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Administrative Agent, the Banks and the Managing Agents, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower to the Administrative Agent, the Banks and the Managing Agents, notwithstanding any right or power of any third party, individually or in the name of the Borrower or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.



                                          General Communication, Inc. - Form 8-K

     12. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Administrative Agent, the Banks and the Managing Agents. Each Guarantor shall not assign its rights or obligations under this Guaranty; nor shall any Guarantor amend this Guaranty, except with the written approval of the Administrative Agent delivered to the Guarantors.

     13. This is a Guaranty of payment and not of collection. In the event the Administrative Agent makes a demand upon any Guarantor under this Guaranty, such Guarantor shall be held and bound to the Administrative Agent, the Banks and the Managing Agents directly as debtor in respect of the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent, the Banks and the Managing Agents, or any of them, in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Administrative Agent, the Banks and the Managing Agents may wish to give shall be served upon the Guarantors in the fashion prescribed for notices in Section 11.1 of the Loan Agreement to the Guarantors' last known places of address, and the notice so sent shall be deemed to be served as set forth in Section 11.1 of the Loan Agreement.

     14. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Administrative Agent, the Banks and the Managing Agents, or any of them, to the Borrower, including, without limitation, the extension of the Loans, are and will be of direct interest, benefit and advantage to such Guarantor.

     15. Each Guarantor covenants and agrees that so long as any amount is owing on account of Obligations or otherwise pursuant to this Guaranty, such Guarantor shall permit representatives of the Administrative Agent, the Banks and the Managing Agents during normal business hours after reasonable notice to visit and inspect properties of such Guarantor, inspect such Guarantor's books and records and discuss with the principal officers of such Guarantor its businesses, assets, liabilities, financial positions, results of operations and business prospects.

     16. This Guaranty shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York without reference to the conflicts or choice of law principles thereof.


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                                          General Communication, Inc. - Form 8-K

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the date first above written.


Address:                              GCI CABLE/JUNEAU, INC.

                                      By: /s/ John M. Lowber

                                      Its: Secretary/Treasurer


Address:                              GCI CABLE/FAIRBANKS, INC.

                                      By: /s/ John M. Lowber

                                      Its: Secretary/Treasurer




Address:                              GCI CABLE HOLDINGS, INC.

                                      By: /s/ John M. Lowber

                                      Its: Secretary/Treasurer



Address:                              PRIME CABLE OF ALASKA, L.P.

                                      By: GCI CABLE, INC.

                                      Its: General Partner

                                      By: /s/ John M. Lowber

                                      Its: Secretary/Treasurer



                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT K

                                     FORM OF
                          SUBSIDIARY SECURITY AGREEMENT


         THIS SUBSIDIARY SECURITY AGREEMENT (the "Agreement") is entered into as of the 31st day of October, 1996, by and between GCI Cable/Juneau, Inc., an Alaska corporation; GCI Cable/Fairbanks, Inc., an Alaska corporation; GCI Cable Holdings, Inc., an Alaska corporation; and Prime Cable of Alaska, L.P., a Delaware limited partnership (collectively, the "Subsidiaries," and each, a "Subsidiary") and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Managing Agents and the Banks.

                               W I T N E S S T H :

         WHEREAS, GCI Cable, Inc. (the "Borrower") the Administrative Agent, the Managing Agents and the Banks have entered into that certain Loan Agreement dated as of October 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Banks have agreed to make loans (the "Loans") to the Borrower, which Loans are evidenced by the promissory notes of the Borrower in favor of each Bank (as amended, modified, renewed or extended from time to time, the "Notes");

         WHEREAS, the making of the Loans will be of direct benefit and advantage to the Subsidiaries, which have issued their Subsidiary Guaranty of the Loans, of even date (as amended, modified, renewed or extended from time to time, the "Guaranty"); and

         WHEREAS, to secure the due and punctual payment and performance of their obligations under the Guaranty and the other Obligations (as defined below), the Subsidiaries, each direct or indirect wholly-owned Subsidiary of the Borrower, have entered into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         A. Security Interest. Each Subsidiary hereby grants, conveys, transfers and assigns to the Administrative Agent, for the ratable benefit of the Banks, a continuing security interest in and security title to (hereinafter referred to as the


                                          General Communication, Inc. - Form 8-K

"Security Interest") all of their respective property, whether now owned or hereafter created, acquired or reacquired by such Subsidiary, including, without limitation, the property described below and all substitutions therefor, accessions thereto, and improvements thereon:

                           1. Inventory. All of such Subsidiary's inventory of whatever nature and kind and wherever situated, including, without limitation, converters, coaxial cables and hardware, raw materials, components, work in process, finished goods, goods in transit, and packing and shipping materials, accretions and accessions thereto, and trust receipts and similar documents covering the same products (the "Inventory");

                           2. Equipment. All machinery and equipment not included in Inventory above, including, without limitation, motor vehicles and all accretions and accessions thereto; CATV towers, antennas, and equipment located at head-end facilities; distribution systems consisting of pole hardware, strand, coaxial cables, electronic amplifiers, associated passive devices and subscriber service drops incident to normal CATV service; test equipment; all equipment used in the specialized mobile radio business; and closed circuit program origination equipment (the "Equipment");

                           3. Accounts. All right to payment for goods sold or leased or for services rendered, including, without limitation, the provision of cable television services, which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance, including, without limitation, all agreements with subscribers, and all books and records recording, evidencing, or relating to such accounts or any part thereof (the "Accounts");

                           4. Contracts and Leases. To the extent that such Subsidiary may grant a security interest therein without violating a valid and enforceable restriction on the granting of a security interest contained therein:

                               a. all construction  contracts,  Pole Agreements,
                           and public utility contracts to which such Subsidiary is a party, whether now existing or hereafter arising (the "Contracts");

                               b. all  lease  agreements  for real  property  or
                           personal property to which such Subsidiary is a party (the "Leases"), whether now existing or hereafter arising;

                               c. all other  contracts and  contractual  rights,
                           remedies, or provisions now existing or hereafter arising in favor of such Subsidiary (the "Other Contracts");

                           5. General Intangibles. All of such Subsidiary's general intangibles (including, without limitation, any proceeds from
         insurance   policies


                                          General Communication, Inc. - Form 8-K
         after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein) things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, (to the extent that such Subsidiary may grant a security interest therein without the consent of the granting party) and the rights of such Subsidiary thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof (the "Intangibles");

                           6. Licenses. Subject to Section 22 hereof, and to the extent (i) permitted by Applicable Law, or (ii) that such Subsidiary may grant a security interest therein without violating a valid and enforceable restriction on the granting of a security interest contained therein, all franchises, licenses, permits, and operating rights authorizing or relating to such Subsidiary's rights to construct and operate cable and pay-cable television facilities, including, without limitation, the Licenses held by such Subsidiary, including, without limitation, those described on Exhibit A attached hereto (the "Licenses");

                           7. Furniture and Fixtures. All furniture and fixtures
         in  which  such   Subsidiary  has  an  interest  (the   "Furniture  and
         Fixtures");

                           8. Miscellaneous Items. All goods, chattel paper, documents, instruments, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates, licenses and other rights in intellectual property, and other tangible personal property not included above ("Miscellaneous Items"); and

                           9. Proceeds. All proceeds of any of the above, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease, or other disposition of any property or interest therein referred to above, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property of such Subsidiary, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds (the "Proceeds").

         The Inventory, Equipment, Accounts, Contracts, Other Contracts, Leases, Intangibles, Licenses, Furniture and Fixtures, Miscellaneous Items, and Proceeds thereof, as described above, are hereinafter collectively referred to as the "Collateral."



                                          General Communication, Inc. - Form 8-K

         This Agreement and the Security Interest secure payment and performance of all obligations of the Subsidiaries to the Administrative Agent and the Banks under the Guaranty and any extensions, renewals or amendments thereto, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with any and all other Obligations under the Loan Agreement (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations").

         B. Further Assurances. Each Subsidiary agrees to make, execute, deliver or cause to be done, executed, and delivered, from time to time, all such further acts, documents and things as the Administrative Agent on behalf of the Managing Agents and the Banks, may reasonably require for the purpose of perfecting or protecting its or their rights hereunder or otherwise giving effect to this Agreement, all within thirty (30) days following the request therefor. In addition, each Subsidiary hereby authorizes the Administrative Agent upon such Subsidiary's failure to do so, to file such financing statements and such other documents as the Administrative Agent may deem necessary or desirable to protect or perfect the interest of the Administrative Agent, for itself and on behalf of the Managing Agents and the Banks in the Collateral, and each Subsidiary further irrevocably appoints the Administrative Agent as such Subsidiary's attorney-in-fact, with power of attorney to execute on behalf of such Subsidiary such UCC financing statement forms as the Administrative Agent may from time to time deem necessary or desirable. Such power of attorney is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligations to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

                  C. Representations and Warranties. Each Subsidiary represents and warrants to the Administrative Agent, the Managing Agents and the Banks that:

                  (a) the execution of this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, such Subsidiary's Certificate or Articles of Incorporation or Bylaws, or its Partnership Agreement or Certificate of Limited Partnership, as the case may be, as presently in effect, or any order, rule or regulation applicable to such Subsidiary of any court or of any Federal or state regulatory body or administrative agency or other governmental body having jurisdiction over such Subsidiary, or result in the termination or cancellation or material breach of any indenture, mortgage, deed of trust, deed to secure debt, lease or other agreement or instrument to which such Subsidiary is a party or by which it is bound or affected;

                  (b) such Subsidiary has taken all necessary corporate or partnership action to authorize the execution and delivery of this Agreement, and this Agreement, when executed and delivered, will be the valid and binding obligation of such Subsidiary enforceable in accordance with its terms, subject only to the following qualifications:



                                          General Communication, Inc. - Form 8-K

                      (i) certain equitable  remedies are discretionary  and, in particular, may not be available where damages are considered an adequate remedy at law,

                      (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Subsidiary), and

                     (iii)  enforcement as to the Licenses may be limited by FCC
                  rules  and  regulations   restricting  the  transfer  of  such
                  Licenses.

                  (c) Exhibit B attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Pole Agreements and utility agreements in effect on the date hereof, and such Subsidiary has furnished or will furnish copies thereof to the Administrative Agent, the Managing Agents and the Banks; and

                  (d) Exhibit C attached hereto and incorporated herein by this reference sets forth a complete and accurate list of all Leases for real property and all material Capitalized Lease Obligations to which such Subsidiary is a party in effect on the date hereof, and each Subsidiary has furnished or will furnish copies thereof to the Administrative Agent, the Managing Agents and the Banks.

                  D. Priority of Security Interest. Each Subsidiary further represents and warrants that the Security Interest in the Collateral granted to the Administrative Agent hereunder shall constitute at all times a valid first priority security interest in favor of the Administrative Agent in and upon the Collateral, subject only to Permitted Liens. Each Subsidiary shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the Security Interest upon the Collateral shall not become subordinate or junior to the security interests, Liens or claims of any other Person, except for Permitted Liens.

                  E. Locations of Collateral. Each Subsidiary further represents and warrants that it now keeps all of its records concerning the Collateral either at its chief executive office or at its principal place or places of business, each of which addresses are shown on Schedule 1 hereto. Schedule 1 also contains for each Subsidiary a list of locations at which Collateral (other than the distributed physical cable plant) is located. Each Subsidiary covenants and agrees that it shall not keep any of such records or Collateral at any other address unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the effective date of any new address for the keeping of such records. Each Subsidiary further agrees that it shall immediately advise the Administrative Agent in writing making reference to this
Section 5 of this  Agreement,  of the opening of any new place of business,  the



                                          General Communication, Inc. - Form 8-K
closing of any existing place of business, or any change in the location of the place where it keeps the Collateral.

                  F. Collateral Not Fixtures. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

                  G. Risk of Loss, Sale of Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at each Subsidiary's risk, and shall not release such Subsidiary from its obligations hereunder. Except as permitted under the Loan Agreement, each Subsidiary agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral in any manner without the prior written consent of those Persons required under Section 11.13 of the Loan Agreement. Each Subsidiary further agrees that the Administrative Agent may, but shall in no event be obligated to, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if such Subsidiary fails to obtain insurance as required by the Loan Agreement, and that the Administrative Agent may pay or discharge any taxes, liens, or encumbrances which are not Permitted Liens on any of the Collateral, and such Subsidiary agrees to pay upon demand any such sum so expended by the Administrative Agent with interest at the Default Rate, and such sums and interest shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

                  H. Covenants of Subsidiaries. Each Subsidiary shall (i) fulfill, perform and observe each and every material condition and covenant contained in any of the material Contracts, the Other Contracts, or the Leases,
(ii) give prompt notice to the extent required under the Loan Agreement to the Administrative Agent, the Managing Agents and the Banks of any claim of material default under any of the Contracts, the Other Contracts, or the Leases given to such Subsidiary or by such Subsidiary, (iii) at the sole cost and expense of such Subsidiary, enforce the performance and observance of each and every material covenant and condition of the material Contracts, the Other Contracts, or the Leases to be performed or observed by other parties to any of the material Contracts, the Other Contracts, or Leases, and (iv) appear in, defend and, as appropriate, settle any action growing out of or in any manner connected with any Contract, Other Contract, or Lease; provided, however, that prior to the occurrence of an Event of Default (which remains uncured or unwaived), such Subsidiary may issue or obtain waivers in the ordinary course of business with respect to items (i) and (iii). The rights and interests transferred and assigned to the Administrative Agent hereunder include all of each Subsidiary's right and title (i) to modify the Contracts, the Other Contracts, and Leases,
(ii) to terminate the Contracts, the Other Contracts, and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts, and the Leases; provided, however, that these rights of the Administrative Agent shall not be exercised unless an Event of Default shall exist.

                  I. Remedies. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section
11.13 of the Loan


                                          General Communication, Inc. - Form 8-K

Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent shall have such rights and remedies as are set forth in the Loan Agreement and herein, all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of New York and any other applicable jurisdiction; and all other rights and remedies available to the Administrative Agent, at law or in equity. Each Subsidiary covenants and agrees that any notification of intended disposition, including any public or private sale, of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in Section 19 hereof at least ten (10) Business Days prior to such disposition. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent upon the written request of the Majority Banks, shall have the right to the appointment of a receiver for the properties and assets of any Subsidiary, and each such Subsidiary hereby consents to such rights and such appointment and hereby waives any objection such Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent in connection therewith.

                  J. Administrative Agent's Right to Perform Contracts. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent may proceed to perform any and all of the obligations of each Subsidiary contained in any of the Contracts, the Other Contracts, or the Leases and exercise any and all rights of each Subsidiary therein contained as fully as the Subsidiary itself could. Each Subsidiary hereby appoints the Administrative Agent its attorney-in-fact, effective upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), with power of substitution, to take such action, execute such documents, and perform such work, as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Administrative Agent herein. The powers herein granted shall include, but not be limited to, powers to sue on the Contracts, the Other Contracts, or the Leases and to seek all governmental approvals required for the operation of the System (or any portion thereof). The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

                  K. Right to Cure Subsidiary's Default Under Contracts. Upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan


                                          General Communication, Inc. - Form 8-K

Agreement, cured), should any Subsidiary fail to perform or observe any material covenant or comply with any material condition contained in any of the Contracts, the Other Contracts, or the Leases, then the Administrative Agent, but without obligation to do so and without releasing such Subsidiary from its obligation to do so, may perform such covenant or condition and, to the extent that the Administrative Agent shall incur any costs or pay any expenses in connection therewith, including any costs or expenses of litigation associated therewith, such costs, expenses, or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses at the Default Rate. Anything herein to the contrary notwithstanding (a) each Subsidiary shall remain liable under the Contracts, the Other Contracts, the Leases and all other contracts and agreements included in the Collateral to the same extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Subsidiary from any of its duties or obligations under the Contracts, the Other Contracts, the Leases or any other contract or agreements included in the Collateral, and (c) none of the Administrative Agent, any Managing Agent, nor any Bank, shall be obligated to perform or discharge any obligation of any Subsidiary under any of the Contracts, the Other Contracts, the Leases, or any other contracts or agreements included in the Collateral and, each Subsidiary agrees to indemnify and hold the Administrative Agent, the Managing Agents, and the Banks harmless against any and all liability, loss, and damage which the Administrative Agent, the Managing Agents, and the Banks, or any of them, may incur under any of the Contracts, the Other Contracts, the Leases or any other contracts or agreements included in the Collateral or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against a Subsidiary by reason of an act of any of the Administrative Agent, the Managing Agents, or the Banks under any of the terms of this Agreement or under the Contracts, the Other Contracts or the Leases; unless, with respect to any of the above, the party seeking indemnification is finally judicially determined to have acted with gross negligence or wilful misconduct.

                  L. Agent Attorney-in-Fact. Each Subsidiary hereby further appoints the Administrative Agent as its attorney-in-fact, effective upon the occurrence of an Event of Default and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), with power of substitution, and with authority to receive, open, and take appropriate action with respect to all mail addressed to such Subsidiary, and to notify the postal authorities to change the address for delivery of mail addressed to such Subsidiary to such address as the Administrative Agent may designate, to endorse the name of such Subsidiary on any note, acceptance, check, draft, money order, or other evidence of debt or of payment which may come into the possession of any of the Administrative Agent, the Managing Agents and the Banks, and generally to do such other things and acts in the name of such Subsidiary as are necessary or appropriate to protect or enforce the rights hereunder of the Administrative Agent, the Managing Agents, and the Banks. Each Subsidiary further authorizes the Administrative Agent effective upon the occurrence of an Event of Default and until such Event of Default is waived


                                          General Communication, Inc. - Form 8-K
in writing in accordance with Section 11.13 of the Loan Agreement (or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), to compromise and settle or to sell, assign, or transfer or to ask, collect, receive, or issue any and all claims possessed by such Subsidiary all in the name of such Subsidiary. After deducting all reasonable expenses and charges (including the Administrative Agent's reasonable attorneys' fees) of retaking, keeping, storing, and selling the Collateral, the Administrative Agent shall apply the proceeds in payment of any of the Obligations in such order of application as is set forth in the Loan Agreement, and, if a deficiency results after such application, each Subsidiary covenants and agrees to pay such deficiency to the Administrative Agent. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled. Each Subsidiary agrees that if steps are taken by the Administrative Agent to enforce rights hereunder, or to realize upon any of the Collateral, such Subsidiary shall pay to the Administrative Agent the amount of the costs, including reasonable attorneys' fees, incurred in connection with such enforcement, and such Subsidiary's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder.

                  M.  Indemnification.  Each Subsidiary shall indemnify and hold harmless the Administrative Agent, the Managing Agents, and the Banks, and each of them, and any other Person acting hereunder for all losses, costs, damages, fees, and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release the Administrative Agent, the Managing Agents, and the Banks and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, unless in any such event such Person seeking indemnification hereunder is finally judicially determined to have acted or failed to act with gross negligence or willful misconduct.

                  N. Rights Cumulative. Each Subsidiary agrees that the rights of the Administrative Agent, the Managing Agents, and the Banks under this Agreement, the Loan Agreement, the other Loan Documents, or any other contract or agreement now or hereafter in existence between the Administrative Agent, the Managing Agents, and the Banks, or any of them, and such Subsidiary shall be cumulative and that the Administrative Agent may from time to time exercise such rights and such remedies as the Administrative Agent may have thereunder and under the laws of the United States and any state, as applicable, in the manner and at the time that the Administrative Agent, the Managing Agents and the Banks in their sole discretion desire. Each Subsidiary further expressly agrees that none of the Administrative Agent, the Managing Agents and the Banks shall in any event be under any obligation to resort to any Collateral prior to exercising any other rights that the Administrative Agent, the Managing Agents and the Banks, or any of them, may have against such Subsidiary or its property, or to resort to any other collateral for the Obligations prior to the exercise of remedies hereunder.



                                          General Communication, Inc. - Form 8-K

                  O. Receivership. Each Subsidiary hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur, hereunder (and until such Event of Default is waived in writing in accordance with Section 11.13 of the Loan Agreement or, if prior to acceleration or the exercise of any other remedies pursuant to Section 8.2 of the Loan Agreement, cured), the Administrative Agent shall have the right to an immediate writ of possession without notice of a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Administrative Agent, the Managing Agents, and the Banks, or any of them, prior to seizure by the Administrative Agent or any of its transferees, assigns, or successors in interest, of the Collateral or any portion thereof.

                  P. Remedies Not Exclusive. No transfer or renewal, extension, assignment, or termination of this Agreement, the Loan Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Subsidiary or any other obligor to the Administrative Agent, the Managing Agents, and the Banks, or any of them, nor any additional Advances made by the Banks to the Borrower, nor the taking of further security, nor the retaking or redelivery of the Collateral to such Subsidiary by any of the Administrative Agent, the Managing Agents and the Banks, nor any other act of any of the Administrative Agent, the Managing Agents and the Banks shall release such Subsidiary from any Obligation, except a release or discharge executed in writing by the Administrative Agent, the Managing Agents and the Banks (as and to the extent required under the Loan Agreement) with respect to such Obligation or payment of such Obligation or upon full payment to the Administrative Agent, the Managing Agents and the Banks and satisfaction of all the Obligations. Neither the Administrative Agent, the Managing Agents nor the Banks shall by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent, and, as required by the Loan Agreement, the Managing Agents and the Banks and then only to the extent therein set forth. A waiver by the Administrative Agent, the Managing Agents and the Banks, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any of the Administrative Agent, the Managing Agents and the Banks would otherwise have had on any other occasion.

                  Q. Assignment. Each Subsidiary agrees that this Agreement and rights of the Administrative Agent, the Managing Agents and the Banks hereunder may in the discretion of such Person be assigned in whole or in part by such Person in connection with any permitted assignment of such Person's interest in the Loan Agreement or the Obligations. In the event this Agreement is so assigned by any of the Administrative Agent, the Managing Agents and the Banks, the terms "Administrative Agent," "Managing Agent,""Managing Agents," "Bank" and "Banks" wherever used herein shall be deemed to refer to and include any such assignee or assignees, as appropriate. This Agreement may not be assigned by any Subsidiary without the prior written consent of each Bank.



                                          General Communication, Inc. - Form 8-K

                  R. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of each Subsidiary and inure to the benefit of the respective successors and assigns of the Administrative Agent, the Managing Agents and the Banks.

                  S. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed and to the addresses set forth in Section 11.1 of the Loan Agreement.

                  T. Governing Law, Etc. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York without reference to the conflicts or choice of law principles thereof. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Subsidiaries, the Administrative Agent, the Managing Agents, and the Banks with respect to the matters addressed herein, and may not be modified except by a writing executed by the Administrative Agent and the Subsidiaries.

                  U. Severability. If any paragraph or part hereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part hereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

                  V. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Administrative Agent, the Managing Agents or the Banks with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until all requirements of Applicable Law, including, without limitation, any required approval of either of the Alaska Public Utilities Commission or the U.S. Government (together the "Licensors") and any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by either of the Licensors, the FCC or any other governmental or other authority, have been satisfied. Each Subsidiary covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of either of the Licensors, the FCC or any other governmental or other authority which has granted any License to such Subsidiary to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of each Subsidiary, in its name and stead, to execute and file all necessary applications with the Licensors, the FCC and with any other governmental or other authority. The power of attorney


                                          General Communication, Inc. - Form 8-K
granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Banks have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

                  W. Termination and Release. Upon satisfaction in full of the Obligations (other than any Obligation which may survive the termination of the Loan Agreement as provided for therein) and termination of the Commitment, the Administrative Agent shall take any actions reasonably necessary to terminate and release the security interest in the Collateral granted to the Administrative Agent hereunder, all at the cost and expense of the Subsidiaries.

                  X. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon, or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent (including any successors to the Administrative Agent pursuant to the Loan Agreement) for itself and for the ratable benefit of the Managing Agents and the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for itself and for the benefit of and on behalf of all of the Managing Agents and the Banks.

                  Y. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.




                 [the rest of this page is intentionally blank]



                                          General Communication, Inc. - Form 8-K

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed, by and through their duly authorized representatives, as of the day and year first written above.

SUBSIDIARIES:

GCI CABLE/JUNEAU, INC.              By:     /s/      John M. Lowber


                                    Its: Secretary/Treasurer


                                    GCI  CABLE/FAIRBANKS,  INC.  By: /s/ John M.
                                    Lowber

                                    Its: Secretary/Treasurer

GCI CABLE HOLDINGS, INC.            By:     /s/      John M. Lowber

                                    Its: Secretary/Treasurer

PRIME CABLE OF ALASKA, L.P.         By: GCI CABLE, INC.


                                    Its: General Partner


                                    By: /s/ John M. Lowber

                                    Title: Secretary/Treasurer
ADMINISTRATIVE AGENT:

TORONTO DOMINION (TEXAS), INC.


                                    By: /s/ Jano Mott

                                    Its: Vice President
EXHIBIT A - Licenses
EXHIBIT B - Pole and Utility Contracts
EXHIBIT C - Leases
SCHEDULE 1 - Each Subsidiary's Principal Place of Business and Locations of
             Collateral




                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT L

                         FORM OF USE OF PROCEEDS LETTER

         GCI CABLE, INC., an Alaska corporation (the "Borrower"), has requested that, in connection with that certain Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), dated as of October 31, 1996, by and among the Borrower, the Banks (as defined therein), Toronto Dominion (Texas), Inc., The Chase Manhattan Bank, N.A., Credit Lyonnais, Cayman Island Branch, and NationsBank of Texas, N.A., as managing agents (collectively, the "Managing Agents"), and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as agent for the Managing Agents and the Banks, the Banks make an Advance to the Borrower under the Loan Agreement on October 31, 1996 of Loans in the aggregate principal amount of $205,000,000.

         The Borrower shall use the aggregate proceeds of such Advance made on the Agreement Date: (i) to fund working capital, capital expenditures, and to make Restricted Payments to the extent permitted under Section 7.7 of the Loan Agreement; (ii) to pay (A) fees and expenses of the Borrower and (B) fees and expenses of other parties which the Borrower and the Prior Borrower are obligated to pay, in connection with the GCI Acquisition and Loan Agreement and the transactions contemplated thereby; (iii) to finance the Rock and Cooke Acquisitions; and (iv) as otherwise set forth on Schedule 1 attached hereto.

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         Dated as of the day of October 31, 1996.

                                 GCI CABLE, INC.

                                 By:      /s/      John M. Lowber

                                 Title:            Secretary/Treasurer



Schedule 1 - Uses of Proceeds of Initial Advance




                                          General Communication, Inc. - Form 8-K

                                   EXHIBIT M

                            FORM OF LOAN CERTIFICATE
                                    BORROWER

         I, John M. Lowber, do hereby certify that I am the duly elected and qualified Secretary/Treasurer and keeper of the corporate records and corporate seal of GCI Cable, Inc., a corporation organized and existing under the laws of the State of Alaska (the "Borrower") . In connection with that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") among the Borrower, the Banks (as defined therein) (the "Banks"), Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais, New York Branch, as managing agents (collectively the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), I hereby certify to the Administrative Agent, the Managing Agents and the Banks that:

                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Borrower certified by the Alaska Department of Commerce and Economic Development.

                  (2) Attached hereto as Exhibit B are certificates of good standing issued by the Secretary of State or similar state official for each state in which Borrower is incorporated or required to qualify to do business;

                  (3) Attached hereto as Exhibit C is a true, complete and correct copy of the Bylaws of the Borrower;

                  (4) Attached hereto as Exhibit D is a true, complete and correct copy of the corporate resolutions of the Borrower adopted by the Borrower's Board of Directors on October 10, 1996; such corporate action having been duly taken in accordance with the provisions of Applicable Law, the Articles of Incorporation and the Bylaws, and such resolutions are now in full force and effect, without any modifications in any respect. Such resolutions authorize the Borrower to execute, deliver and perform the Loan Documents to which it is a party;

                  (5) Attached hereto as Exhibit E is a true, complete and correct copy of all shareholders' or other similar agreements or voting trust agreements in effect with respect to the stock interest of the Borrower;

                  (6) Attached hereto as Exhibit F is a true, complete and correct photocopy of the Licenses of the Borrower, together with all amendments thereto, each of which is in full force and effect on the date hereof.

                  (7) Attached hereto as Exhibit G is a true, complete and correct list of each of the Pole Agreements of the Borrower with all amendments thereto, each of which is in full force and effect on the date hereof.



                                          General Communication, Inc. - Form 8-K

                  (8) Attached hereto as Exhibit H is a true, complete and correct copy of the Management Agreement.

                  (9) The Borrower has from the dates of the certificates referred to in item (2) above through the date hereof remained in good standing under the laws of such states in which it is qualified to do business.

                  (10) No suit or proceeding for the dissolution or liquidation of the Borrower has been instituted or is now threatened.

                  (11) To the best of the Borrower's knowledge, there are no actions, suits or proceedings pending or threatened against the Borrower or its property before any court, arbitrator or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, other than any such actions, suits or proceedings described on Schedule 9 to the Loan Agreement, and no such action, suit or proceeding, if determined adversely to the Borrower, would be likely to have a Materially Adverse Effect.

                  (12) The following persons have been duly elected to the offices set forth beside their names, have been duly qualified, and on the date hereof are officers of the Borrower, holding the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names are their respective genuine signatures:

         Name                       Title                       Signature

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have signed this Loan Certificate of the Borrower as of the 31st day of October, 1996.

                                 GCI CABLE, INC.



                                 By:               /s/      John M. Lowber
                                 Its:              Secretary/Treasurer



                                          General Communication, Inc. - Form 8-K

EXHIBITS

Exhibit A                  -        Articles of Incorporation
Exhibit B                  -        Certificate of Good Standing
Exhibit C                  -        Bylaws
Exhibit D                  -        Corporate Resolutions
Exhibit E                  -        Shareholders' Similar Agreements
Exhibit F                  -        Licenses
Exhibit G                  -        List of Pole Agreements
Exhibit H                  -        Management Agreement



                                          General Communication, Inc. - Form 8-K

                                LOAN CERTIFICATE
                                 PARENT COMPANY

         I, John M. Lowber, do hereby certify that I am the duly elected and qualified Senior Vice President/Secretary and keeper of the corporate records and corporate seal of General Communication, Inc., a corporation organized and existing under the laws of the State of Alaska (the "Parent"), which owns all of the issued and outstanding stock of GCI Cable, Inc. (the "Borrower"). In connection with that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") among the Borrower, the Banks (as defined therein) (the "Banks"), Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais, New York Branch, as managing agents (collectively the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), I hereby certify to the Administrative Agent, the Managing Agents and the Banks that:

                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Parent certified by the Alaska Department of Commerce and Economic Development.

                  (2) Attached hereto as Exhibit B are certificates of good standing issued by the Secretary of State or similar state official for each state in which Parent is incorporated or required to qualify to do business;

                  (3) Attached hereto as Exhibit C is a true, complete and correct copy of the Bylaws of the Parent;

                  (4) Attached hereto as Exhibit D is a true, complete and correct copy of the corporate resolutions of the Parent adopted by the Parent's Board of Directors on October 10, 1996, such corporate action having been duly taken in accordance with the provisions of Applicable Law, the Articles of Incorporation and the Bylaws, and such resolutions are now in full force and effect, without any modifications in any respect. Such resolutions authorize the Parent to execute, deliver and perform the Loan Documents to which it is a party;

                  (5) Attached hereto as Exhibit E is a true, complete and correct copy of all shareholders' or other similar agreements or voting trust agreements in effect with respect to the stock interest of the Parent;

                  (6) The Parent has from the dates of the certificates referred to in item (2) above through the date hereof remained in good standing under the laws of the states in which it is qualified to do business.

                  (7) No suit or proceeding for the dissolution or liquidation of the Parent has been instituted or is now threatened.



                                          General Communication, Inc. - Form 8-K

                  (8) The following persons have been duly elected to the offices set forth beside their names, have been duly qualified, and on the date hereof are officers of the Parent, holding the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names are their respective genuine signatures:

         Name                       Title                       Signature

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have signed this Loan Certificate of the Parent as of the 31st day of October, 1996.

                                 GENERAL COMMUNICATION, INC.


                                 By:               /s/      John M. Lowber
                                 Its:              Senior Vice President


EXHIBITS

Exhibit A                  -        Articles of Incorporation
Exhibit B                  -        Certificates of Good Standing
Exhibit C                  -        Bylaws
Exhibit D                  -        Corporate Resolutions
Exhibit E                  -        Shareholder's and Other Agreements



                                          General Communication, Inc. - Form 8-K

                                LOAN CERTIFICATE
                            GCI CABLE/FAIRBANKS, INC.

         I, John M. Lowber, do hereby certify that I am the duly elected and qualified Secretary/Treasurer and keeper of the corporate records and corporate seal of GCI Cable/Fairbanks, Inc., a corporation organized and existing under the laws of the State of Alaska (the "Subsidiary"), which is a wholly-owned subsidiary of the GCI Cable, Inc. (the "Borrower"). In connection with that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") among the Borrower, the Banks (as defined therein) (the "Banks"), Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais, New York Branch, as managing agents (collectively the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), I hereby certify to the Administrative Agent, the Managing Agents and the Banks that:

                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Subsidiary certified by the Alaska Department of Commerce and Economic Development.

                  (2) Attached hereto as Exhibit B are certificates of good standing issued by the Secretary of State or similar state official for each state in which Subsidiary is incorporated or required to qualify to do business;

                  (3) Attached hereto as Exhibit C is a true, complete and correct copy of the Bylaws of the Subsidiary;

                  (4) Attached hereto as Exhibit D is a true, complete and correct copy of the corporate resolutions of the Subsidiary adopted by the Subsidiary's Board of Directors on October 10, 1996, such corporate action having been duly taken in accordance with the provisions of Applicable Law, the Articles of Incorporation and the Bylaws, and such resolutions are now in full force and effect, without any modifications in any respect. Such resolutions authorize the Subsidiary to execute, deliver and perform the Loan Documents to which it is a party;

                  (5) Attached hereto as Exhibit E is a true, complete and correct copy of all shareholders' or other similar agreements or voting trust agreements in effect with respect to the stock interest of the Subsidiary;

                  (6) Attached hereto as Exhibit F is a true, complete and correct photocopy of the Licenses of the Subsidiary, together with all amendments thereto, each of which is in full force and effect on the date hereof.

                  (7) Attached hereto as Exhibit G is a true, complete and correct list of each of the Pole Agreements of the Subsidiary with all amendments thereto, each of which is in full force and effect on the date hereof.



                                          General Communication, Inc. - Form 8-K

                  (8) The Subsidiary has from the dates of the certificates referred to in item (2) above through the date hereof remained in good standing under the laws of the states in which it is qualified to do business.

                  (9) No suit or proceeding for the dissolution or liquidation of the Subsidiary has been instituted or is now threatened.

                  (10) To the best of the Subsidiary's knowledge, there are no actions, suits or proceedings pending or threatened against the Subsidiary or any of its respective property before any court, arbitrator or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, other than any such actions, suits or proceedings described on
Schedule 9 to the Loan Agreement, and no such action, suit or proceeding, if determined adversely to the Subsidiary, would be likely to have a Materially Adverse Effect.

                  (11) The following persons have been duly elected to the offices set forth beside their names, have been duly qualified, and on the date hereof are officers of the Subsidiary, holding the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names are their respective genuine signatures:

           Name                       Title                       Signature

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have signed this Loan Certificate of the Subsidiary as of the 31st day of October, 1996.

                                 GCI CABLE/FAIRBANKS, INC.


                                 By:               /s/      John M. Lowber
                                 Its:              Secretary/Treasurer



                                          General Communication, Inc. - Form 8-K

EXHIBITS

Exhibit A                  -        Articles of Incorporation
Exhibit B                  -        Certificates of Good Standing
Exhibit C                  -        Bylaws
Exhibit D                  -        Corporate Resolutions
Exhibit E                  -        Shareholder's and Other Agreements
Exhibit F                  -        Licenses
Exhibit G                  -        List of Pole Agreements



                                          General Communication, Inc. - Form 8-K

                                LOAN CERTIFICATE
                             GCI CABLE/JUNEAU, INC.

         I, John M. Lowber, do hereby certify that I am the duly elected and qualified Secretary/Treasurer and keeper of the corporate records and corporate seal of GCI Cable/Juneau, Inc., a corporation organized and existing under the laws of the State of Alaska (the "Subsidiary"), which is a wholly-owned subsidiary of the GCI Cable, Inc. (the "Borrower"). In connection with that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") among the Borrower, the Banks (as defined therein) (the "Banks"), Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais, New York Branch, as managing agents (collectively the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), I hereby certify to the Administrative Agent, the Managing Agents and the Banks that:

                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Subsidiary certified by the Alaska Department of Commerce and Economic Development.

                  (2) Attached hereto as Exhibit B are certificates of good standing issued by the Secretary of State or similar state official for each state in which Subsidiary is incorporated or required to qualify to do business;

                  (3) Attached hereto as Exhibit C is a true, complete and correct copy of the Bylaws of the Subsidiary;

                  (4) Attached hereto as Exhibit D is a true, complete and correct copy of the corporate resolutions of the Subsidiary adopted by the Subsidiary's Board of Directors on October 10, 1996, such corporate action having been duly taken in accordance with the provisions of Applicable Law, the Articles of Incorporation and the Bylaws, and such resolutions are now in full force and effect, without any modifications in any respect. Such resolutions authorize the Subsidiary to execute, deliver and perform the Loan Documents to which it is a party;

                  (5) Attached hereto as Exhibit E is a true, complete and correct copy of all shareholders' or other similar agreements or voting trust agreements in effect with respect to the stock interest of the Subsidiary;

                  (6) Attached hereto as Exhibit F is a true, complete and correct photocopy of the Licenses of the Subsidiary, together with all amendments thereto, each of which is in full force and effect on the date hereof.

                  (7) Attached hereto as Exhibit G is a true, complete and correct list of each of the Pole Agreements of the Subsidiary with all amendments thereto, each of which is in full force and effect on the date hereof.



                                          General Communication, Inc. - Form 8-K

                  (8) The Subsidiary has from the dates of the certificates referred to in item (2) above through the date hereof remained in good standing under the laws of the states in which it is qualified to do business.

                  (9) No suit or proceeding for the dissolution or liquidation of the Subsidiary has been instituted or is now threatened.

                  (10) To the best of the Subsidiary's knowledge, there are no actions, suits or proceedings pending or threatened against the Subsidiary or any of its respective property before any court, arbitrator or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, other than any such actions, suits or proceedings described on
Schedule 9 to the Loan Agreement, and no such action, suit or proceeding, if determined adversely to the Subsidiary, would be likely to have a Materially Adverse Effect.

                  (11) The following persons have been duly elected to the offices set forth beside their names, have been duly qualified, and on the date hereof are officers of the Subsidiary, holding the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names are their respective genuine signatures:

         Name                       Title                       Signature

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have signed this Loan Certificate of the Subsidiary as of the 31st day of October, 1996.

                             GCI CABLE/JUNEAU, INC.


                             By:               /s/      John M. Lowber
                             Its:              Secretary/Treasurer



                                          General Communication, Inc. - Form 8-K

EXHIBITS

Exhibit A                  -        Articles of Incorporation
Exhibit B                  -        Certificates of Good Standing
Exhibit C                  -        Bylaws
Exhibit D                  -        Corporate Resolutions
Exhibit E                  -        Shareholder's and Other Agreements
Exhibit F                  -        Licenses
Exhibit G                  -        List of Pole Agreements



                                          General Communication, Inc. - Form 8-K

                                LOAN CERTIFICATE
                            GCI CABLE HOLDINGS, INC.

         I, John M. Lowber, do hereby certify that I am the duly elected and qualified Secretary/Treasurer and keeper of the corporate records and corporate seal of GCI Cable Holdings, Inc., a corporation organized and existing under the laws of the State of Alaska (the "Subsidiary"), which is a wholly-owned subsidiary of the GCI Cable, Inc. (the "Borrower"). In connection with that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") among the Borrower, the Banks (as defined therein) (the "Banks"), Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais, New York Branch, as managing agents (collectively the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), I hereby certify to the Administrative Agent, the Managing Agents and the Banks that:

                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Subsidiary certified by the Alaska Department of Commerce and Economic Development.

                  (2) Attached hereto as Exhibit B are certificates of good standing issued by the Secretary of State or similar state official for each state in which Subsidiary is incorporated or required to qualify to do business;

                  (3) Attached hereto as Exhibit C is a true, complete and correct copy of the Bylaws of the Subsidiary;

                  (4) Attached hereto as Exhibit D is a true, complete and correct copy of the corporate resolutions of the Subsidiary adopted by the Subsidiary's Board of Directors on October 10, 1996, such corporate action having been duly taken in accordance with the provisions of Applicable Law, the Articles of Incorporation and the Bylaws, and such resolutions are now in full force and effect, without any modifications in any respect. Such resolutions authorize the Subsidiary to execute, deliver and perform the Loan Documents to which it is a party;

                  (5) Attached hereto as Exhibit E is a true, complete and correct copy of all shareholders' or other similar agreements or voting trust agreements in effect with respect to the stock interest of the Subsidiary;

                  (6) Attached hereto as Exhibit F is a true, complete and correct photocopy of the Licenses of the Subsidiary, together with all amendments thereto, each of which is in full force and effect on the date hereof.

                  (7) Attached hereto as Exhibit G is a true, complete and correct list of each of the Pole Agreements of the Subsidiary with all amendments thereto, each of which is in full force and effect on the date hereof.



                                          General Communication, Inc. - Form 8-K

                  (8) The Subsidiary has from the dates of the certificates referred to in item (2) above through the date hereof remained in good standing under the laws of the states in which it is qualified to do business.

                  (9) No suit or proceeding for the dissolution or liquidation of the Subsidiary has been instituted or is now threatened.

                  (10) To the best of the Subsidiary's knowledge, there are no actions, suits or proceedings pending or threatened against the Subsidiary or any of its respective property before any court, arbitrator or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, other than any such actions, suits or proceedings described on
Schedule 9 to the Loan Agreement, and no such action, suit or proceeding, if determined adversely to the Subsidiary, would be likely to have a Materially Adverse Effect.

                  (11) The following persons have been duly elected to the offices set forth beside their names, have been duly qualified, and on the date hereof are officers of the Subsidiary, holding the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names are their respective genuine signatures:

         Name                       Title                       Signature

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have signed this Loan Certificate of the Subsidiary as of the 31st day of October, 1996.

                                 GCI CABLE HOLDINGS, INC.


                                 By:               /s/      John M. Lowber
                                 Its:              Secretary/Treasurer



                                          General Communication, Inc. - Form 8-K

EXHIBITS

Exhibit A                  -        Articles of Incorporation
Exhibit B                  -        Certificates of Good Standing
Exhibit C                  -        Bylaws
Exhibit D                  -        Corporate Resolutions
Exhibit E                  -        Shareholder's and Other Agreements
Exhibit F                  -        Licenses
Exhibit G                  -        List of Pole Agreements




                                          General Communication, Inc. - Form 8-K

                                LOAN CERTIFICATE
                         LIMITED PARTNERSHIP SUBSIDIARY

         I, John M. Lowber, do hereby certify that I am the duly elected and qualified Secretary/Treasurer and keeper of the corporate records and corporate seal of GCI Cable, Inc., a corporation organized and existing under the laws of the State of Alaska (referred to herein as the "General Partner" or "Borrower"), which is the sole general partner of Prime Cable of Alaska, L.P., a Delaware limited partnership and a subsidiary of the Borrower (the "Subsidiary"). In connection with that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") among the Borrower, the Banks (as defined therein) (the "Banks"), Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., The Chase Manhattan Bank, N.A. and Credit Lyonnais, Cayman Island Branch, as managing agents (collectively the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), I hereby certify to the Administrative Agent, the Managing Agents and the Banks that:

                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Partnership Agreement of the Subsidiary, and a true, complete and correct copy of the Certificate of Limited Partnership of the Subsidiary certified by the Delaware Secretary of State.

                  (2) Attached hereto as Exhibit B are certificates of good standing issued by the Secretary of State or similar state official for each state in which Subsidiary and its General Partner is incorporated or required to qualify to do business;

                  (3) Attached hereto as Exhibit C is a true, correct and complete copy of corporate resolutions of the General Partner adopted by the General Partner's Board of Directors on October 10, 1996, such corporate action having been duly taken in accordance with the provisions of Applicable Law, the Articles of Incorporation and the Bylaws of the General Partner, and such resolutions are now in full force and effect, without any modifications in any respect. Such resolutions authorize the General Partner to act on behalf of the Borrower and the officers designated therein to execute, deliver, and perform the Loan Documents to which the Subsidiary is a party.

                  (4)  Attached  hereto as  Exhibit D is a true,  complete  and correct  copy of all  partners'  and other  similar  agreements  or voting trust
agreements  in  effect  with  respect  to  the  partnership   interests  of  the
Subsidiary;

                  (5) Attached hereto as Exhibit E is a true, complete and correct photocopy of the Licenses of the Subsidiary, together with all amendments thereto, each of which is in full force and effect on the date hereof.

                  (6) Attached hereto as Exhibit F is a true, complete and correct list of each of the Pole Agreements of the Subsidiary with all amendments thereto, each of which is in full force and effect on the date hereof.



                                          General Communication, Inc. - Form 8-K

                  (7) The Subsidiary and the General Partner have from the dates of the certificates referred to in item (2) above through the date hereof remained in good standing under the laws of the states in which they are qualified to do business.

                  (8) No suit or proceeding for the dissolution or liquidation of the General Partner or the Subsidiary has been instituted or is now threatened.

                  (9) To the best of the General Partner's knowledge, there are no actions, suits or proceedings pending or threatened against the General Partner or the Subsidiary or any of their respective property before any court, arbitrator or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, other than any such actions, suits or proceedings described on Schedule 9 to the Loan Agreement, and no such action, suit or proceeding, if determined adversely to the General Partner or the Subsidiary, would be likely to have a Materially Adverse Effect.

                  (10) The following persons have been duly elected to the offices set forth beside their names, have been duly qualified, and on the date hereof are officers of the General Partner, holding the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names are their respective genuine signatures:

         Name                       Title                       Signature

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

----------------------        -------------------------     -------------------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have signed this Loan Certificate of the Subsidiary as of the 31st day of October, 1996.

                                 GCI CABLE, INC.


                                 By:               /s/      John M. Lowber
                                 Its:              Secretary/Treasurer




                                          General Communication, Inc. - Form 8-K

EXHIBITS

Exhibit A                  -        Partnership Agreement and Certificate of
                                    Limited Partnership
Exhibit B                  -        Certificates of Good Standing
Exhibit C                  -        Corporate Resolutions
Exhibit D                  -        Partners' and Other Agreements
Exhibit E                  -        Licenses
Exhibit F                  -        List of Pole Agreements




                                          General Communication, Inc. - Form 8-K

                                                                     EXHIBIT N-1


             [HARTIG, RHODES, NORMAN, MAHONEY & EDWARDS LETTERHEAD]


                                October 31, 1996


                                                                       Anchorage


Toronto Dominion (Texas), Inc.              The Chase Manhattan Bank N.A.
909 Fannin, Suite 1700                      One Chase Manhattan Plaza
Houston, Texas 77010                        4th Floor
                                            New York, New York 10081

NationsBank of Texas, N.A.                  The Bank of New York
901 Main Street, 64th Floor                 One Wall Street
Dallas, Texas 75202                         16th Floor
                                            New York, New York 10286

Credit Lyonnais New York Branch             Banque Paribas
1301 Avenue of the Americas                 2029 Century Park East
New York, New York 10019                    Suite 3900
                                            Los Angeles, California 90067

PNC Bank, National Association              The First National Bank of Maryland
100 South Broad Street                      25 South Charles Street
Philadelphia, Pennsylvania 19101            18th Floor
                                            Baltimore, Maryland 21201

Ladies and Gentlemen:

         We have acted as counsel for General Communication, Inc. ("Parent Company"), GCI Cable, Inc. ("Borrower"), GCI Cable/Fairbanks, Inc., GCI Cable/Juneau, Inc., and GCI Cable Holdings, Inc. ("Guarantors") Alaska corporations, and Prime Cable of Alaska, L.P., a Delaware limited partnership ("Prime Guarantor") in connection with that certain Loan Agreement dated as of October 31, 1996 ("Loan Agreement") by and among Toronto Dominion (Texas), Inc. ("TD Bank"), NationsBank of Texas, N.A. ("NationsBank"), Credit Lyonnais New York Branch ("Credit Lyonnais"), The Chase Manhattan Bank N.A. ("Chase"), The Bank of New York, Banque Paribas, PNC Bank, National Association and The First National Bank of Maryland, as


                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


lenders (collectively, "Banks"), TD Bank, NationsBank, Credit Lyonnais and Chase acting as managing agents for the Banks (together, "Managing Agents"), and TD Bank, as administrative agent for the Managing Agents and the Banks ("Agent"), and the Borrower. This opinion letter is being delivered to you in accordance with Section 3.1(a)(xi) of the Loan Agreement. Capitalized terms used in this opinion letter without definition have the same meanings as in the Loan Agreement.

                          1. Documents/Matters Reviewed

         As counsel for the Parent Company, Borrower, Guarantors, and Prime Guarantor, we have reviewed the documents listed on Schedule 1 hereto (items 1 through 19 thereof are referred to herein, collectively, as "Agreement Documents"), the certificates of public officials and such corporate or partnership certificates and documents of the Parent Company, Borrower, Guarantors and Prime Guarantor as are necessary to render this opinion. In all such examinations, we have assumed the authenticity of all signatures, the authenticity and completeness of all documents submitted to us as originals, and the conformity to originals and the completeness of all documents submitted to us as photostatic, notarial or certified copies.


                                   2. Opinions

         Based on the foregoing, and subject to the assumptions, limitations, qualifications and exceptions set forth in Sections 1, 2 and 3 of this opinion letter, we are of the opinion that:

                  2.1 The Parent Company, Borrower and Guarantors are corporations duly organized, validly existing and in good standing under the laws of the State of Alaska. The Borrower and Guarantors have all requisite corporate power and authority to own or lease and operate their properties, to conduct their business as now being conducted, and to execute, deliver and perform all of their obligations under each of the Agreement Documents to which each is a party.

                  2.2 The execution, delivery and performance by Parent Company, Borrower, Guarantors and Prime Guarantor of each of the Agreement Documents to which it is a party, have been duly and validly authorized by all necessary partnership or corporate, as the case may be, action on the part of each entity.

                  2.3 Each of the Agreement Documents constitutes the legal, valid and binding obligation of such of the Parent Company, Borrower, Guarantors and Prime Guarantor as are party thereto, enforceable against them, respectively, in accordance with their respective terms.



                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page

                  2.4 The execution, delivery and performance by the Parent Company, Borrower, and Guarantors of the Agreement Documents to which each is a party do not (i) violate any material law, rule or regulation which, in our experience, is normally applicable to transactions of the type contemplated by the provisions of the Agreement Documents to which the Borrower is a party, (ii) violate the articles of incorporation or bylaws of the Parent Company, Borrower or Guarantors, (iii) breach in any material respect, or result in a material default under, any existing obligation of the Parent Company, Borrower, and Guarantors under any indenture or loan or credit agreement or any other material agreement, lease or instrument of which we are aware to which the Parent Company, Borrower, and Guarantors are a party or by which the Parent Company, Borrower, and Guarantors are bound, (iv) breach in any material respect or otherwise violate in any material respect any existing obligation of the Parent Company, Borrower, and Guarantors under any material order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or government, commission, board, bureau, agency or other instrumentality binding upon the Parent Company, Borrower, and Guarantors of which we are aware, or (v) to our knowledge, result in the creation or imposition of any Lien (other than Permitted Liens) against or upon the Borrower's or Guarantor's assets.

                  2.5 To our knowledge, there are no actions or proceedings against Parent Company, Borrower, or Guarantors pending or overtly threatened in writing (other than such matters affecting the cable television industries in the State of Alaska or in the United States generally), before any court, governmental agency or arbiter which, if determined adversely as to any of such entities, could have a materially adverse effect upon any such entity.

                  2.6 Borrower has duly executed (or, in the case of those documents as to which Borrower is not nominally a party, duly acknowledged) and delivered to the Agent, the Loan Documents to which Borrower is a party.

                  2.7 To our knowledge, no material authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, is or will be necessary or appropriate to the valid execution, delivery or performance by Borrower of the Loan Documents to which it is a party as the case may be, or for the payment to the Agent and the Banks of any sums under the Agreement Documents, except for (i) consents previously obtained, and (ii) consents the absence of which would not adversely affect the Agent's and the Banks' rights or security under the Agreement Documents.



                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


                  2.8  The  Security  Agreement  and  the  Subsidiary   Security
Agreements create a valid Security Interest in the Collateral in favor of the Banks and the Agent; and assuming that appropriate UCC financing statements and amendments and continuation statements thereof have been duly filed with the UCC Central Filing Office in Anchorage, Alaska, the Security Interest created in the Collateral under the Security Agreement and the Subsidiary Security Agreements is perfected to the extent that a security interest in such Collateral can be perfected by filing a financing statement under the provisions of the Code as currently in effect in the State of Alaska.

                  2.9 The Assignment of Partnership Interests creates a valid security interest in the interests in the Prime Guarantor owned by Borrower and Cable Holdings, Inc., to the extent such a security interest can be created therein by executing a security agreement under the UCC. Pursuant to Alaska Statute, AS 45.09.103(c) of the UCC as adopted in Alaska, the law of the jurisdiction in which the debtor is located governs the perfection and the effect of perfection or non-perfection of a security interest in intangible property.

                 3. Assumptions, Limitations, Qualifications and
Exceptions

         The opinions expressed above are subject to and qualified in all respects by the following:

                  3.1 In rendering the opinions expressed in Section 2 above, we have relied solely upon (i) the factual matters stated in the certificates of public officials, (ii) the certifications made to us as of this date by officers of the Parent Company, Borrower, Guarantors and Prime Guarantor, (iii) representations, warranties, certifications and statements of the Parent Company, Borrower, Guarantors and Prime Guarantor made pursuant to the Loan Agreement and the other Agreement Documents as to the factual matters set forth therein, (iv) our review of counterparts of the documents referenced on Schedule 1 hereto, (v) our review of the Parent Company, Borrower, Guarantors and Prime Guarantor's corporate or partnership documents necessary to render this opinion, and (vi) all laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the provisions of the Agreement Documents, and although we have made no independent factual investigation with regard to such matters set forth in (i)-(v) above, we have no knowledge of any matter inconsistent with the opinions expressed in Section 2 above. The phrase "to our knowledge" or "of which we are aware," when used in this opinion letter means the awareness of facts or other information by the attorneys in this firm who have given substantive legal attention to representation of the Parent Company, Borrower, Prime Guarantor, and Guarantors in connection with the Loan Agreement. We have assumed that neither the Agent, the Banks nor their counsel know of any reason why the opinions set forth in this opinion letter may be incorrect.



                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


                  3.2 We have assumed that the Agreement Documents will be administered in accordance with the terms thereof, and that there are no other contracts or agreements (other than the other Loan Documents), written or oral, between or among any of the Banks, the Agent, the Parent Company, Borrower, Guarantors and Prime Guarantor or any other parties to any thereof, with respect to the Loans.

                  3.3 We express no opinion regarding the accuracy, or the effect of any breach, of any representation, warranty or certification under the Agreement Documents to be made, remade or renewed after the date hereof with respect to any future event, condition or occurrence. The opinions expressed by us are limited to the matters expressly stated herein and no opinions are implied, or should be inferred, beyond the matters expressly so stated.

                  3.4 To the extent our opinions herein may be affected by such matters, we have assumed for purposes hereof, (i) that each party to the Agreement Documents (other than the Parent Company, Borrower, and Guarantor) is duly organized; (ii) that each party to the Agreement Documents (other than the Parent Company, Borrower, and Guarantor) is validly existing and in good standing under the laws of the jurisdiction of its organization and in each other jurisdiction in which the ownership of its properties or the conduct of its business requires such party to qualify to do business and has the power to own, lease and operate its properties therein and to conduct its business therein as now conducted; (iii) that (except as to the Parent Company, Borrower, Guarantors, and Prime Guarantor) the Agreement Documents have been duly authorized; (iv) that (other than the Parent Company, Borrower, Guarantors, and Prime Guarantor) the Agreement Documents have been properly executed and delivered by all parties thereto; (v) that the Agreement Documents constitute the legal, valid and binding obligations of the parties thereto (other than the Parent Company, Borrower, and Guarantor, enforceable against them in accordance with their respective terms; (vi) that each such party (other than the Parent Company, Borrower, and Guarantor) has the requisite corporate or other organizational power and authority to execute and deliver the Agreement Documents and perform its obligations thereunder, as applicable; and (vii) that the execution, delivery and performance by each party (other than the Parent Company, Borrower, Guarantors and Prime Guarantor) to the Agreement Documents does not and will not violate any statutes, laws, ordinances, regulations, rules, orders, writs, injunctions or decrees or any court or governmental authority of any jurisdiction applicable to each such party or its assets.

                  3.5 We express no opinions as to any matters involving (i) choices or conflicts of laws, or (ii) applicable usury laws. We have assumed, without inquiry, with respect to all of the Agreement Documents that the internal laws, and not the law of conflicts, of the State of New York apply and that the internal laws of the State of New York are the same as the internal laws of the State of Alaska.



                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


                  3.6 With your approval, we express no opinion (i) as to the creation or perfection of security interests in any assets or properties of any Person, except to the limited extent set forth in Paragraphs 2.8 and 2.9 above, or (ii) with respect to matters governed by the law of the State of New York.

                  3.7 We are qualified to practice law in the State of Alaska only and we have made no investigation of and express no opinion with respect to the laws of any other state or jurisdiction, other than applicable federal laws (except as noted below). Furthermore, we express no opinion with respect to (i) matters governed by the Federal Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission thereunder, (ii) copyright matters under Title 17 of the United States Code, and the rules and regulations of the United States Copyright Office thereunder, (iii) matters governed by the Federal Aviation Act of 1958, as amended, and the rules and regulations of the Federal Aviation Administration thereunder, (iv) land use, environmental or ecological laws, statutes or regulations, (v) ordinances of municipalities, and similar political subdivisions of the State of Alaska, or
(vi) matters governed by the Alaska Public Utilities Commission Act.

                  3.8 The opinions stated in Paragraph 2.3 above are subject to, and shall be interpreted in accordance with, the Bankruptcy and Insolvency Exceptions, Equitable Principals Limitation and Other Common Qualifications set forth on Schedules 2, 3, and 4 hereto.

                  3.9 With regard to the opinions expressed concerning the enforceability of the Agreement Documents, such enforceability may be limited by the rights of the United States under the Federal Tax Lien Act of 1966, as amended, and by requirements of due process under the United States Constitution, the Constitution of the State of Alaska and other laws or court decisions limiting the rights of creditors to repossess, foreclose or otherwise realize upon the property of a debtor without appropriate notice or hearing or both. We express no opinion as to whether a court would grant specific performance or any other equitable remedy with respect to the enforcement of the Agreement Documents. Further, we express no opinion as to the enforceability of
(i) non-judicial foreclosure, receivership and self-help remedies provided for in the Agreement Documents; (ii) provisions which purport to restrict access to legal or equitable remedies or which purport to establish penalties or evidentiary standards; (iii) provisions relating to subrogation rights, suretyship, delay or omission of enforcement of remedies and indemnity; (iv) provisions which purport to appoint the Agent or the Banks, in any capacity, as the attorney-in-fact or proxy of any of the Parent Company, Borrower, Guarantors and Prime Guarantor; (v) provisions which purport to waive rights or notices;
(vi) provisions relating to consent judgments, waivers of defenses or the benefits of statutes of limitations, marshaling of assets, the transferability of any assets which by their nature are nontransferable, sales in inverse order of alienation, or severance; (vii) provisions which purport to prohibit or restrict transfer of title to,


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
October 31, 1996
Page



or the granting of junior encumbrances of, all or any part of the property covered by any of the Agreement Documents; or (viii) so-called "dragnet," "Mother Hubbard" or "future advance" clauses, as said provisions relate to loans other than the loans evidenced by the Notes.

                  3.10 The enforceability of certain of the remedial, waiver, subrogation, indemnity and other provisions of the Agreement Documents is further subject to all applicable constitutional, legislative, judicial and administrative provisions, statutes, decisions, rulings and other laws, in addition to those described in Paragraph 3.9 above; however, such laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Agreement Documents (except for the economic consequences of any procedural delay which may result from such laws).

         This opinion is given solely to the Banks, the Agent and their counsel and shall not be relied upon by any other person or entity other than the Banks, the Agent, their counsel, examiners and auditors. This opinion may not be quoted, circulated or published, in whole or in part, or furnished or relied upon by any other party, without our prior written consent, except as may be required by process of law or in connection with litigation arising out of the Agreement Documents, and, except that this opinion letter may be disclosed to the bank regulatory authorities and may be relied upon by assignees of the Banks under Section 11.6 of the Loan Agreement. The opinions herein are expressed as of the date hereof only and not as of some future date. We undertake no responsibility to update this opinion for events occurring after the date hereof.

                                   Sincerely,

                                   HARTIG, RHODES, NORMAN,
                                   MAHONEY & EDWARDS, P.C.


                                   By:      /s/
                                   Robert B. Flint

RBF/jmh
Enclosures
cc:

A:\Toronto docs\Opinion.RBF




                                          General Communication, Inc. - Form 8-K

October 31, 1996

Page

                                   SCHEDULE 1

                               Documents Examined

Terms used herein and defined in the Loan Agreement are used herein as therein defined. Reference to each document includes reference to all exhibits and exhibits thereto.

1.        Loan Agreement.

2. $31,250,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to Toronto Dominion (Texas), Inc.

3. $31,250,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to NationsBank of Texas, N.A.

4. $31,250,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to Credit Lyonnais New York Branch.

5. $31,250,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to The Chase Manhattan Bank N.A.

6. $25,000,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to The Bank of New York.

7. $25,000,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to Banque Paribas.


8. $15,000,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to PNC Bank, National Association.

9. $15,000,000 Promissory Note dated October 31, 1996 executed by the Borrower and payable to The First National Bank of Maryland.

10.      Security Agreement.

11.      Subsidiary Guaranty.

12.      Security Agreement.



                                          General Communication, Inc. - Form 8-K
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
October 31, 1996
Page



13.      Fee Letters.

14.      Assignment of Partnership Interests.

15.      Parent's Pledge Agreement.

16.      Borrower's Pledge Agreement.

17.      Mortgage

18.      Subordination and Assignment of Management Agreement

19.      Subordination Agreement

20.      Borrower's Loan Certificate.

21.      Request for Initial Advance.

22.      Use of Proceeds Letter.




                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


                                   SCHEDULE 2

                      Bankruptcy and Insolvency Exceptions

         Paragraph 2.4 of this opinion letter is subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally. This exception includes;

         (a) the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed;

         (b) all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally (not just creditors of specific types of debtors);

         (c) all other Federal bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that have reference to or affect generally only creditors of specific types of debtors and state laws of like character affecting generally only creditors of financial institutions and insurance companies;

         (d)       state fraudulent transfer and conveyance laws; and

         (e)      judicially   developed   doctrines  relevant  to  any  of  the
                  foregoing laws, such as substantive consolidation of entities.



                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


                                   SCHEDULE 3

                         Equitable Principles Limitation

         Paragraph 2.3 of this opinion letter is subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

         (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

         (b)      affording  equitable  defenses  (e.g.,   waiver,   laches  and
                  estoppel) against a party seeking enforcement;

         (c)      requiring good faith and fair dealing in the  performance  and
                  enforcement   of  a  contract   by  the  party   seeking   its
                  enforcement;

         (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

         (e) requiring consideration of the materiality of (i) a party's breach and (ii) the consequences of the breach to the party seeking enforcement;

         (f)      requiring    consideration   of   the    impracticability   or
                  impossibility   of   performance  at  the  time  of  attempted
                  enforcement; and

         (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.



                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


                                   SCHEDULE 4

                           Other Common Qualifications

         Paragraph 2.4 of this opinion letter is subject to the effect of generally applicable rules of Alaska Law, if any, that:

         (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness;

         (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

         (c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

         (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

         (e) relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale;

         (f) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

         (g) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

         (h)      govern   and  afford   judicial   discretion   regarding   the
                  determination of damages and entitlement to attorneys' fees and other costs;

         (i) may, in the absence of a waiver or consent, discharge a guarantor to the extent that (i) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (ii) guaranteed debt is materially modified; and



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
October 31, 1996
Page


         (j) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.




                                          General Communication, Inc. - Form 8-K

                                                                     EXHIBIT N-2


              [EDENS SNODGRASS NICHOLS & BREELAND, P.C. LETTERHEAD]


                                October 31, 1996

Toronto Dominion (Texas), Inc.              The Chase Manhattan Bank, N.A.
909 Fannin, Suite 1700                      One Chase Manhattan Plaza
Houston, Texas 77010                        4th Floor
                                            New York, New York 10081

NationsBank of Texas, N.A.                  The Bank of New York
901 Main Street, 64th Floor                 One Wall Street
Dallas, Texas 75202                         16th Floor
                                            New York, New York 10286

Credit Lyonnais New York Branch             Banque Paribas
1301 Avenue of the Americas                 2029 Century Park East
New York, New York 10019                    Suite 3900
                                            Los Angeles, California 90067

PNC Bank, National Association              The First National Bank of Maryland
100 South Broad Street                      25 South Charles Street
Philadelphia, Pennsylvania 19101            18th Floor
                                            Baltimore, Maryland 21201

Ladies and Gentlemen:

         We have acted as special counsel for Prime Cable of Alaska, L.P., a Delaware limited partnership ("Prime Alaska"), and Prime II Management, L.P., a Delaware limited partnership (the "Manager"), in connection with that certain Loan Agreement dated as of October 31, 1996 (the "Loan Agreement") by and among Toronto Dominion (Texas), Inc. ("TD Bank"), NationsBank of Texas, N.A. ("NationsBank"), Credit Lyonnais New York Branch ("Credit Lyonnais"), The Chase Manhattan Bank N.A. ("Chase"), The Bank of New York, Banque Paribas, PNC Bank, National Association and The First National Bank of Maryland, as lenders (collectively, the "Banks"), TD Bank, NationsBank, Credit Lyonnais and Chase acting as managing agents for the Banks (together, the "Managing Agents"), and TD Bank, as administrative agent for the Managing Agents and the Banks (the "Agent"), and GCI Cable, Inc., an Alaska corporation (the "Borrower"), as borrower. This opinion letter is being delivered to you in accordance with
Section 3.1(a)(xi) of the Loan Agreement. Capitalized terms used in this opinion letter without definition have the same meanings as in the Loan Agreement.



                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


                          1. Documents/Matters Reviewed


         As special counsel for Prime Alaska and the Manager, we have reviewed the Constituent Documents (as defined in Paragraph 2.6 below) of Prime Alaska and the Manager, the documents listed on Schedule 1 hereto (items 2 through 5 thereof are referred to herein, collectively, as the "Prime Agreement Documents"), and the certificates of public officials attached hereto as
Schedule 2. The description of the Prime Agreement Documents and the definitional references to each set forth on Schedule 1 are incorporated herein. In all such examinations, we have assumed the authenticity of all signatures (other than signatures of representatives of the Manager), the authenticity and completeness of all documents submitted to us as originals, and the conformity to originals and the completeness of all documents submitted to us as photostatic, notarial or certified copies.

                                   2. Opinions

         Based on the foregoing, and subject to the assumptions, limitations, qualifications and exceptions set forth in Sections 1, 2 and 3 of this opinion letter, we are of the opinion that:

                  2.1 The Manager and Prime Alaska are each limited partnerships duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of Prime Alaska and the Manager has all requisite partnership power and authority to own or lease and operate its properties, to conduct its business as now being conducted, and to execute, deliver and perform all of their respective obligations under each of the Prime Agreement Documents to which it is a party.

                  2.2 The execution, delivery and performance by the Manager of the Subordination and Assignment of Management Agreement has been duly and validly authorized by all necessary partnership action on the part of the Manager.

                  2.3 The Manager has duly executed and delivered to the Agent the Subordination and Assignment of Management Agreement. The Subordination and Assignment of Management Agreement constitutes the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms.



                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


                  2.4 The execution, delivery and performance by Prime Alaska of the Prime Agreement Documents to which it is a party do not (i) violate the certificate or agreement of limited partnership, as amended, of Prime Alaska (the "Prime Alaska Documents"), (ii) breach in any material respect, or result in a material default under, any existing obligation of Prime Alaska under any indenture or loan or credit agreement or any other material agreement, lease or instrument of which we are aware to which Prime Alaska is a party or by which Prime Alaska is bound, (iii) breach in any material respect or otherwise violate in any material respect any existing obligation of Prime Alaska under any material order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or government, commission, board, bureau, agency or other instrumentality binding upon Prime Alaska of which we are aware, or (iv) to our knowledge, result in the creation or imposition of any Lien (other than Permitted Liens) against or upon Prime Alaska's assets.

                  2.5 The execution, delivery and performance by the Manager of the Subordination and Assignment of Management Agreement, do not (i) violate any material law, rule or regulation which, in our experience, is normally applicable to transactions of the type contemplated by the provisions of the Subordination and Assignment of Management Agreement, (ii) violate the certificate or agreement of limited partnership, as amended, of the Manager (the "Manager Documents," and collectively with the Prime Alaska Documents, the "Constituent Documents"), (iii) breach in any material respect, or result in a material default under, any existing obligation of the Manager under any indenture or loan or credit agreement or any other material agreement, lease or instrument of which we are aware to which the Manager is a party or by which the Manager is bound, (iv) breach in any material respect or otherwise violate in any material respect any existing obligation of the Manager under any material order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or government, commission, board, bureau, agency or other instrumentality binding upon the Manager of which we are aware, or (v) to our knowledge, result in the creation or imposition of any Lien (other than Permitted Liens) against or upon the Manager's right, title or interest in and to the Management Agreement.

                  2.6 To our knowledge, there are no actions or proceedings against either of Prime Alaska or the Manager, pending or overtly threatened in writing (other than such matters affecting the cable television industries in the States of Alaska, Illinois, North Carolina, Texas or Nevada or in the United States generally), before any court, governmental agency or arbiter which, if determined adversely as to either of Prime Alaska or the Manager, could have a materially adverse effect upon such entity.



                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


                  2.7 To our knowledge, no material authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign (collectively, "Consents"), is or will be necessary or appropriate to the valid execution, delivery or performance by the Manager of the Subordination and Assignment of Management Agreement, except for
(i) consents previously obtained, (ii) consents the absence of which would not adversely affect the Agent's and the Banks' rights or security under the Subordination and Assignment of Management Agreement, and (iii) consents which will or may be required in connection with the enforcement by the Agent or the Banks of their rights with respect to the interests assigned pursuant to the Subordination and Assignment of Management Agreement.

                  2.8 The provisions of the Subordination and Assignment of Management Agreement are effective to create in favor of the Agent, for itself and for the ratable benefit of the Banks, a valid security interest in all interests of the Manager under the Management Agreement assigned thereunder in which a security interest may be created under Chapter 9 of the Texas Business and Commerce Code (the "Code"). Upon the due filing of UCC-1 financing statements in the appropriate official records of the offices of the Texas Secretary of State with respect to the interests assigned thereunder, the Subordination and Assignment of Management Agreement will create in favor of the Agent a perfected lien on, and security interest in, all interests of the Manager under the Management Agreement assigned thereunder in which a security interest may be perfected by filing of UCC-1 financing statements under Chapter 9 of the Code.


           3. Assumptions, Limitations, Qualifications and Exceptions

         The opinions expressed above are subject to and qualified in all respects by the following:

                  3.1 In rendering the opinions expressed in Section 2 above, we have relied solely upon (i) the factual matters stated in the certificates of public officials attached as Schedule 2 to this letter, (ii) the certifications made to us as of this date by officers of Prime Cable Fund I, Inc. pursuant to the PCFI Officers' Certificate, by officers of the Borrower pursuant to the GCIC Officers' Certificate and by officers of Prime II Management, Inc. pursuant to the PIIMI Officers' Certificate, (iii) representations, warranties, certifications and statements of Prime Alaska and the Manager made pursuant to the Prime Agreement Documents as to the factual matters set forth therein, (iv) our review of counterparts of the documents referenced on Schedule 1 hereto, (v)



                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


our review of the Constituent Documents, and (vi) all laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the provisions of the Prime Agreement Documents, and although we have made no independent factual investigation with regard to such matters set forth in (i)-(v) above, we have no knowledge of any matter inconsistent with the opinions expressed in Section 2 above. The phrase "to our knowledge" or "of which we are aware," when used in this opinion letter means the awareness of facts or other information by the attorneys in this firm who have given substantive legal attention to representation of Prime Alaska and the Manager in connection with the Loan Agreement. We have assumed that neither the Agent, the Banks nor their counsel know of any reason why the opinions set forth in this opinion letter may be incorrect.

                  3.2 We have assumed that the Prime Agreement Documents will be administered in accordance with the terms thereof, and that there are no other contracts or agreements (other than the other Loan Documents), written or oral, between or among any of the Borrower, the Banks, the Agent, Prime Alaska, the Manager or any other parties to any thereof, with respect to the Loans.

                  3.3 We express no opinion regarding the accuracy, or the effect of any breach, of any representation, warranty or certification under the Prime Agreement Documents to be made, remade or renewed after the date hereof with respect to any future event, condition or occurrence. The opinions expressed by us are limited to the matters expressly stated herein and no opinions are implied, or should be inferred, beyond the matters expressly so stated.

                  3.4 To the extent our opinions herein may be affected by such matters, we have assumed for purposes hereof, (i) that each party to the Prime Agreement Documents (other than Prime Alaska and the Manager) is duly organized;
(ii) that each party to the Prime Agreement Documents (other than Prime Alaska and the Manager) is validly existing and in good standing under the laws of the jurisdiction of its organization and in each other jurisdiction in which the ownership of its properties or the conduct of its business requires such party to qualify to do business and has the power to own, lease and operate its properties therein and to conduct its business therein as now conducted; (iii) that the Prime Agreement Documents have been duly authorized (except as to the Manager); (iv) that the Prime Agreement Documents have been properly executed and delivered by all parties thereto (other than the Manager); (v) that the Prime Agreement Documents constitute the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with their respective terms; (vi) that each such party


                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


(other than Prime Alaska and the Manager) has the requisite corporate or other organizational power and authority to execute and deliver the Prime Agreement Documents and perform its obligations thereunder, as applicable; and (vii) that the execution, delivery and performance by each party (other than the Manager) to the Agreement Documents does not and will not violate any statutes, laws, ordinances, regulations, rules, orders, writs, injunctions or decrees or any court or governmental authority of any jurisdiction applicable to each such party or its assets.

                  3.5 With your permission, we express no opinions as to any matters involving (i) choices or conflicts of laws, or (ii) applicable usury laws. We have, with your permission, assumed, without inquiry, with respect to all of the Prime Agreement Documents that the internal laws, and not the law of conflicts, of the State of New York apply and that the internal laws of the State of New York are the same as the internal laws of the State of Texas; provided, however, with respect to the opinions set forth in Paragraph 2.8 above, we have assumed that the perfection of the security interests described therein is governed by the laws of the State of Texas as if all parties and all collateral were located in the State of Texas at all relevant times.

                  3.6 With your approval, we express no opinion (i) as to the creation of perfection o security interests in any assets or properties of any Person, except to the limited extent set forth in Paragraph 2.8 above, or (ii) with respect to matters governed by the law of the States of Alaska or New York.

                  3.7 We are qualified to practice law in the State of Texas only and, with your approval, we have made no investigation of and express no opinion with respect to the laws of any other state or jurisdiction, other than
(a) applicable federal laws (except as noted below), and (b) the Delaware Revised Uniform Limited Partnership Act, as currently in effect, insofar as the same relate to the due organization, qualification and power of limited partnerships organized in such State. Furthermore, with your approval, we express no opinion with respect to (i) matters governed by the Federal Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission thereunder, (ii) copyright matters under Title 17 of the United States Code, and the rules and regulations of the United States Copyright Office thereunder, (iii) matters governed by the Federal Aviation Act of 1958, as amended, and the rules and regulations of the Federal Aviation Administration thereunder, (iv) land use, environmental or ecological laws, statutes or regulations, or (v) ordinances of municipalities, counties and similar political subdivisions of the State of Texas.


                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


                  3.8 With respect to the opinions expressed in Paragraph 2.8 above, we have assumed (i) the attachment of the proper Schedule 1 to each UCC-1 financing statement to which a Schedule 1 is to be attached, (ii) the proper filing of UCC-1 financing statements in the offices of the Secretary of State of Texas, (iii) that the Manager's rights under the Management Agreement which are collaterally assigned to the Agent and the Banks under the Subordination and Assignment of Management Agreement (the "Assigned Manager's Rights") are free and clear of any Liens, other than Permitted Liens, (iv) that the Manager has good and sufficient title to the Assigned Manager's Rights, (v) that the Manager has "rights in the collateral" as that term is used in Section 9.203 of the Code with respect to the Assigned Manager's Rights, and (vi) that value has been given by the Agent and the Banks within the meaning of Section 9.203 of the Code.

                  3.9 We call your attention to, and our opinions stated in Paragraph 2.8 above are limited by, the fact that:

                  (i) The continuation of any security interest and perfection of any security interest in the Assigned Manager's Rights consisting of proceeds is limited to the extent set forth in Section 9.306 of the Code;

                  (ii) Continuation statements complying with the Code must be filed with the filing offices in which each UCC-1 financing statement is filed not more than six months prior to the expiration of a five-year period dating from the date of filing of the UCC-1 financing statement (or otherwise within the time permitted by Section 9.403 of the Code) and subsequent continuation statements must be filed within six months prior to the end of each subsequent five year period and amendments or supplements to the UCC-1 financing statements and/or additional financing statements may be required to be filed in the event of a change of name, identity or corporate structure of the debtor or if the debtor changes the jurisdiction of its place of business (or, if it has more than one place of business, its chief executive office) or the jurisdiction in which collateral is located;



                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page



                  (ii) In the case of property which becomes collateral after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from the security agreement entered into by the debtor before the commencement of the case; and

                  (iii) We express no opinion as to the priority of any security interest.

                  3.10 Our opinions concerning the perfection of the security interests in the Assigned Manager's Rights (as that term is defined in Paragraph
2.8 above) are in all cases limited to the borrowing under the Prime Agreement Documents and such future advances as are made thereunder in accordance with the terms of the Prime Agreement Documents. No opinion is expressed as to the effectiveness of the Prime Agreement Documents to grant and create a security interest with respect to any indebtedness other than that created by borrowings under the Prime Agreement Documents.

                  3.11 The opinions  stated in the second  sentence of Paragraph
2.3 above are subject to, and shall be interpreted in accordance with, the Bankruptcy and Insolvency Exceptions, Equitable Principals Limitation and Other Common Qualifications set forth on Schedules 3, 4 and 5 hereto.

                  3.12 With regard to the opinions expressed concerning the enforceability of the Subordination and Assignment of Management Agreement, such enforceability may be limited by the rights of the United States under the Federal Tax Lien Act of 1966, as amended, and by bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, moratorium, liquidation, probate, conservatorship or similar laws of general application relating to or affecting the enforcement of creditors' rights, and by limitations applicable to equitable remedies (regardless of whether enforcement is considered in proceedings at law or in equity), and by requirements of due process under the United States Constitution, the Constitution of the State of Texas and other laws or court decisions limiting the rights of creditors to repossess, foreclose or otherwise realize upon the property of a debtor without appropriate notice or hearing or both. We express no opinion as to whether a court would grant specific performance or any other equitable remedy with respect to the enforcement of the Subordination and Assignment of Management Agreement. Further, we express no opinion as to the enforceability of (i) non-judicial foreclosure, receivership and self-help remedies provided for in the Subordination and Assignment of Management Agreement; (ii) provisions



                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


which purport to restrict access to legal or equitable remedies or which purport to establish penalties or evidentiary standards; (iii) provisions relating to subrogation rights, suretyship, delay or omission of enforcement of remedies and indemnity; (iv) provisions which purport to appoint the Agent or the Banks, in any capacity, as the attorney-in-fact or proxy of the Manager; (v) provisions which purport to waive rights or notices; (vi) provisions relating to consent judgments, waivers of defenses or the benefits of statutes of limitations, marshalling of assets, the transferability of any assets which by their nature are nontransferable, sales in inverse order of alienation, or severance; (vii) provisions which purport to prohibit or restrict transfer of title to, or the granting of junior encumbrances of, all or any part of the property covered by any of the Assigned Manager's Rights; or (viii) so-called "dragnet," "Mother Hubbard" or "future advance" clauses, as said provisions relate to loans other than the loans evidenced by the Notes.

                  3.13 The enforceability of certain of the remedial, waiver, subrogation, indemnity and other provisions of the Subordination of Assignment of Management Agreement is further subject to all applicable constitutional, legislative, judicial and administrative provisions, statutes, decisions, rulings and other laws, in addition to those described in Paragraph 3.12 above; however, such laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Subordination and Assignment of Management Agreement (except for the economic consequences of any procedural delay which may result from such laws).

                  3.14 You are hereby notified that (a) we do not consider you to be our client in the matter to which this opinion relates, (b) neither the Texas Code of Professional Responsibility nor current case law clearly articulates the circumstances under which an attorney may give a legal opinion to a person other than the attorney's own client, (c) a court might determine that it is improper for us to issue, and for you to rely upon, a legal opinion issued by us when we have acted as counsel to the Prime Entities in connection with the Loan Agreement, and (d) you may wish to obtain a legal opinion from your own legal counsel as to the matters addressed in this opinion letter.




                                          General Communication, Inc. - Form 8-K

Toronto Dominion (Texas), Inc., eta 1.
October 31, 1996
Page


         This opinion is given solely to the Banks, the Agent and their counsel and shall not be relied upon by any other person or entity other than the Banks, the Agent, their counsel, examiners and auditors. This opinion may not be quoted, circulated or published, in whole or in part, or furnished or relied upon by any other party, without our prior written consent, except as may be required by process of law or in connection with litigation arising out of the Agreement Documents, and, except that this opinion letter may be disclosed to the bank regulatory authorities and may be relied upon by assignees of the Banks under Section 11.6 of the Loan Agreement. The opinions herein are expressed as of the date hereof only and not as of some future date. We undertake no responsibility to update this opinion for events occurring after the date hereof.

                                        Very truly yours,

                                        EDENS SNODGRASS NICHOLS
                                        & BREELAND, P.C.


                                        By:     /s/ Patrick K. Breeland
                                        Its:        Vice President



                                          General Communication, Inc. - Form 8-K

                               SCHEDULE 1

                               Documents Examined

Terms used herein and defined in the Loan Agreement are used herein as therein defined. Reference to each document includes reference to all exhibits thereto.

1.        Loan Agreement.

2.        Subsidiary Security Agreement.

3.        Subordination and Assignment of Management Agreement.

4.        Subsidiary Guaranty Agreement.

5. Deed of Trust dated October 31, 1996 executed by Prime Cable of Alaska, L. P., as trustor, to the Agent, as trustee (the "Mortgage").

6. GCI Cable, Inc. Officers' Certificate dated October 31, 1996 (the "GCIC Officers' Certificate").

7. Prime II Management, Inc. Officers' Certificate dated October 31, 1996 ("PIIMI Officers' Certificate").

8. Prime Cable Fund I, Inc. Officers' Certificate dated October 31, 1996 ("PCFI Officers' Certificate").


                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE 2

                        Certificates of Public Officials


                                    Attached.



                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE 3

                      Bankruptcy and Insolvency Exceptions

         Paragraph 2.3 of this opinion letter is subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally. This exception includes;

         (a) the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed;

         (b) all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally (not just creditors of specific types of debtors);

         (c) all other Federal bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that have reference to or affect generally only creditors of specific types of debtors and state laws of like character affecting generally only creditors of financial institutions and insurance companies;

         (d)      state fraudulent transfer and conveyance laws; and

         (e)      judicially   developed   doctrines  relevant  to  any  of  the
                  foregoing laws, such as substantive consolidation of entities.



                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE 4

                         Equitable Principles Limitation

         Paragraph 2.3 of this opinion letter is subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

         (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

         (b)      affording  equitable  defenses  (e.g.,   waiver,   laches  and
                  estoppel) against a party seeking enforcement;

         (c)      requiring good faith and fair dealing in the  performance  and
                  enforcement   of  a  contract   by  the  party   seeking   its
                  enforcement;

         (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

         (e) requiring consideration of the materiality of (i) a party's breach and (ii) the consequences of the breach to the party seeking enforcement;

         (f)      requiring    consideration   of   the    impracticability   or
                  impossibility   of   performance  at  the  time  of  attempted
                  enforcement; and

         (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.



                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE 5

                           Other Common Qualifications

         Paragraph 2.3 of this opinion letter is subject to the effect of generally applicable rules of Texas Law, if any, that:

         (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness;

         (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

         (c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

         (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

         (e) relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale;

         (f) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

         (g) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

         (h)      govern   and  afford   judicial   discretion   regarding   the
                  determination of damages and entitlement to attorneys' fees and other costs;

         (i) may, in the absence of a waiver or consent, discharge a guarantor to the extent that (i) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (ii) guaranteed debt is materially modified; and

         (j) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.




                                          General Communication, Inc. - Form 8-K

                                                                     EXHIBIT N-3

                                [GCI LETTERHEAD]

                                October 31, 1996




Toronto Dominion (Texas), Inc.              The Chase Manhattan Bank N.A.
909 Fannin, Suite 1700                      One Chase Manhattan Plaza
Houston, Texas 77010                        4th Floor
                                            New York, New York 10081

NationsBank of Texas, N.A.                  The Bank of New York
901 Main Street, 64th Floor                 One Wall Street
Dallas, Texas 75202                         16th Floor
                                            New York, New York 10286

Credit Lyonnais New York Branch             Banque Paribas
1301 Avenue of the Americas                 2029 Century Park East
New York, New York 100 19                   Suite 3900
                                            Los Angeles, California 90067

PNC Bank, National Association              The First National Bank of Maryland
100 South Broad Street                      25 South Charles Street
Philadelphia, Pennsylvania 19101            18th Floor
                                            Baltimore, Maryland 21201

Ladies and Gentlemen:

         I am communications counsel for GCI Cable, Inc. ("Cable"), GCI Cable/Fairbanks, Inc. ("Fairbanks"), and GCI Cable/Juneau, Inc. ("Juneau"), Alaska corporations, representing such companies principally in matters before the Alaska Public Utilities Commission ("APUC") concerning the regulations by this governmental agency of various aspects of their operations. This opinion is rendered pursuant to Section 3(a) of the Loan Agreement dated as of October 31, 1996 ("Loan Agreement") by and among Toronto Dominion (Texas), Inc., NationsBank of Texas, N.A., Credit Lyonnais New York Branch, The Chase Manhattan Bank N.A., The Bank of New York, Banque Paribas, PNC Bank, National Association and The First National Bank of Maryland, as lenders ("Banks"). Capitalized terms used in this


                                          General Communication, Inc. - Form 8-K

October 31, 1996
Page


opinion  letter  without  definition  have  the  same  meanings  as in the  Loan
Agreement.

         1. Cable holds APUC Certificates Nos. 143, 144, 246, 261 and 287. Fairbanks holds APUC Certificate No. 252. Juneau holds APUC Certificate No. 156. Cable will, upon acquisitions pursuant to three Asset Purchase Agreements dated as of May 10, 1996, hold APUC Certificates Nos. 157, 158, 164, 168, 191, 245, 367 and
                  401. These APUC certificates are in full force and effect, without any materially adverse modification, amendment, revocation, suspension, termination, cancellation, reformation or condition. Such certificates constitute all the APUC authority required to operate the Cable Systems in areas over which the APUC has jurisdiction. To the best of my knowledge, after due inquiry, there is no APUC proceeding or any APUC investigation pending or threatened, for the purpose of modifying, revoking, terminating, suspending, canceling or reforming any of such certificates.

         2. Cable, Fairbanks, and Juneau operate the Cable Systems in accordance with all material APUC rules, regulations and orders.

         This opinion has been prepared solely for your use and that of your counsel in connection with the closing of the transactions contemplated under the Loan Agreement, and should not be quoted in full or in part or otherwise referred to, or be filed with or furnished to any governmental agency or other person or entity not involved in such transactions without prior consent, except as may be required by process of law or in connection with litigation arising out of these transaction, and except that this opinion letter may be disclosed to your bank regulatory authorities and may be relied upon by assignees of the Banks under Section 11.6 of the Loan Agreement. The matters set forth in the opinions stated in this letter are made as of the date of the letter.

                                        Very truly yours,



                                        James R. Jackson
                                        Regulatory Attorney




                                          General Communication, Inc. - Form 8-K

                                                                     EXHIBIT N-4


                 [COLE, RAYWID & BRAVERMAN, L.L.P. LETTERHEAD]


                                October 31, 1996







GCI Cable, Inc.
2550 Denali Street, Suite 1000
Anchorage, AK 99503

Ladies and Gentlemen:

         This letter is furnished to you pursuant to Section 7.9 of that certain Securities Purchase and Sale Agreement dated as of May 2, 1996, as amended, (the "Agreement"), among GCI Cable, Inc. (as assignee of General Communication, Inc.), an Alaska corporation ("Buyer") and the direct and indirect equity owners and profit participation rights holders of Prime Cable of Alaska, L.P., a Delaware limited partnership (the "Company") and Prime II Management, L.P., a Delaware limited partnership.

         As communications counsel for the Company, we are engaged in the representation of the Company before the Federal Communications Commission ("FCC") in connection with its cable television business in communities identified in Schedule I hereto (the "System"). We have examined such records, certificates and other documents and have considered such questions of law as relate to the Company and the System as we have deemed necessary or appropriate for purposes of this opinion. This opinion is limited to the Communications Act of 1934, as amended, including amendments effected by the Telecommunications Act of 1996 (the "Communications Act"), the rules and regulations of the FCC (the "FCC Regulations"),


                                          General Communication, Inc. - Form 8-K

GCI Cable, Inc.
October 31, 1996
Page


Section 111 of the Copyright Act of 1976, as amended (17 U.S.C. section 111) (the "Copyright Act"), and the Rules and Regulations of the Federal Aviation Administration ("FAA"), as applicable to the System as operated by the Company. Except as specifically provided, we offer no opinion as to the Company's compliance with the Cable Television Consumer Protection and Competition Act of 1992, Pub. L. No. 102-3, 106 Stat. 1460 (1992), or those FCC regulations promulgated pursuant to such Act. In rendering this opinion, we have assumed the genuineness of signatures on documents and the conformity to the original of all copies examined by or submitted to us of photocopies or conformed copies. As to various questions of fact in connection with this opinion, we have relied upon examinations of available files of our office, those of the FCC and the United States Copyright Office (the "Copyright Office"), and pertinent statements and representations of officers, directors and responsible representatives of the Company. We have not undertaken independent field investigation to verify the accuracy of this information, and express no opinion regarding technical matters or matters that would require on-scene knowledge of the System's operations, technical or engineering matters, or local franchising matters.

         Based upon and limited by the foregoing, we are of the opinion that, as of the date set forth above:

         1. Each community listed in Schedule I hereto has been registered with the FCC. Pursuant to FCC rules, such registration authorizes the commencement of cable television operations in the subject community.

         2. The Company holds all licenses, receive-only earth station registrations, permits and authorizations required from the FCC to operate the System, which licenses, permits, authorizations and registrations are listed in
Schedule II hereto (the "FCC Licenses"). The FCC Licenses are the only licenses, registrations, permits or authorizations required to continue operating the System as presently operated. Each FCC License has been validly issued by the FCC, remains in full force and effect, and the transfer of control of the
Company to Buyer on the Closing Date as defined in the Agreement has been approved by the FCC, to the extent such approval is required, and such transfer authorizations are in full force and effect. To the best of our knowledge after due inquiry, we have no knowledge of any event that would allow, or after notice or lapse of time would allow, revocation, termination, suspension or cancellation of any FCC License or result in any other material impairment of the rights of the Company.

         3. All materially required FCC filings required to be made by the Company in connection with its operation of the System have been made, including, but not limited to,


                                          General Communication, Inc. - Form 8-K

GCI Cable, Inc.
October 31, 1996
Page


Registration Statements and FCC Annual Report Form 325 Schedule A, to the extent such forms are required.

         4. All FCC authorizations needed to utilize the frequencies currently used by the System have been obtained. The System has submitted to the FCC the required notifications for the use of certain frequencies in the 108-137 MHZ or 225-400 MHZ bands. These frequencies, the geographic coordinates or the approximate center of the System service area, and the authorized radius of the System, are listed on Schedule III hereto. Based on information provided by the Company and information filed with the FCC and, to the best of our knowledge, after due inquiry, regarding frequency use and the radius of the System, these are the only aeronautical authorizations necessary at this time to enable the System to operate in compliance with FCC regulations.

         5. Basic Signal  Leakage  Performance  Reports (FCC Annual Report Forms
320) (showing complying index scores) for 1990-1995 are on file with the FCC for each community unit operated by the System.

         6. EEO Annual Report Forms 395(A) have been filed with the FCC for each employment unit associated with the System for calendar years 1988-1995. The employment unit has been certified by the FCC for calendar years 1988-1995. The 1996 certification is pending. No FCC inquiries have been received concerning the 1995 Form 395(A).

         7. Except as provided in Schedule IV, the Company has provided subscriber privacy notices, complaint procedure notices and customer service notices to subscribers of the System, on an annual basis, as required. The Company also provides subscriber privacy notices to new subscribers at the time of installation. Our opinion is limited to the fact that such notices have been provided, and we express no opinion as to whether the contents of such notices comply with the requirements of the Communications Act or FCC Regulations. The Company has advised us that to the best of its knowledge, after due inquiry, the System has received no written challenges to its compliance with the subscriber privacy provisions of the Communications Act.

         8. There is no FCC judgment, decree or order which has been issued against the Company with respect to the System, nor is there any FCC action, proceeding or investigation pending or, to the best of our knowledge, threatened by the FCC against the Company with respect to the System.



                                          General Communication, Inc. - Form 8-K

GCI Cable, Inc.
October 31, 1996
Page


         9. The timely filing of the periodic Statements of Account and accompanying royalty fees qualifies the Company for a compulsory license for the carriage of the broadcast signals utilized by the System. The Company has filed all required Statements of Account and supplements thereto, and, to the best of our knowledge, has timely paid its statutory royalties for all accounting periods beginning at least as early as the second accounting period of 1992, and all primary transmissions listed in the latest Statements of Account qualify for a compulsory copyright license. Although we render no opinion as to the methodology or calculations used to determine "gross receipts" for copyright purposes, there have been no inquiries received from the Copyright Office or any other party which challenge or question either the computation or amount of any royalty payments or the validity of the Statements of Account, and there is no claim, action or demand for copyright infringement or for non-payment of royalties, pending or, to the best of our knowledge, threatened against the Company.

         10. Except for any necessary FCC approvals which have been obtained, the execution, delivery and performance of the Agreement does not require the approval of the FCC, will not result in any violation of the rules and regulations of the FCC, and will not cause any forfeiture or impairment of any FCC license, authorization or permit of the Company, provided that Buyer complies with any applicable ownership restrictions.

         11. To the best of our knowledge, based on information provided by the Company, to the extent required by the rules of the FAA, the Company has obtained clearance from the FAA for the towers or other antenna structures used by the System which are more than 200 feet above ground level or closer than 20,000 feet from the end of the nearest runway of an aircraft landing area.

         12. We are advised by the Company that it has obtained all necessary retransmission consents for the broadcast signals currently carried on the System and that all such consents are assignable and are currently in full force and effect.

         13. We are advised by the Company that it has not received notification from any franchise authority pursuant to Section 76.309(a) of the FCC's rules.

         14. To the best of our knowledge, based on information provided by the Company, the System is carrying all of the "must-carry" signals required to be carried pursuant to Federal law. To the best of our knowledge, based on information provided by the Company, there have been no "must-carry" complaints filed against the System.



                                          General Communication, Inc. - Form 8-K

GCI Cable, Inc.
October 31, 1996
Page


         This opinion has been prepared solely for Buyer's use in connection with the closing of transactions under the Agreement, and may not be relied upon by, filed with or furnished to any other person or entity, other than Buyer's senior lenders, without the prior written consent of this firm. This opinion letter may not be quoted, circulated or published, in whole or in part, or furnished to or relied upon by any other party, or otherwise referred to, or be filed with or furnished to any governmental agency or other person entity not involved in the transactions under the Agreement, other than Buyer's senior lenders, without our prior written consent. The Senior Lenders to GCI Cable, Inc., under a loan Agreement dated as of October 31, 1996, with the Lenders shown on Schedule A attached hereto, may rely upon this opinion.


                        Very truly yours,

                        COLE, RAYWID & BRAVERMAN, L.L.P.



                        By:      /s/ Joseph R. Reifer
                                 A Member of the Firm




                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE I

COMMUNITY                           FCC CUID NUMBER
---------------------------------------------------
Anchorage, AK                               AK0028
Eagle River, AK                             AK0029
Elmendorf AFB, AK                           AK0032
Ft. Richardson Army Post, AK                AK0031
Chugiak, AK                                 AK0030

Bethel, AK                                  AK0016

Kenai, AK                                   AK0042
Soldotna, AK                                AK0043
Ridgeway, AK                                AK0044



                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE II

FCC AUTHORIZATIONS:

Cable Television Relay Station Authorization(s):

Call Sign                  Location                  Expiration Date
--------------------------------------------------------------------
WAP-911                    Anchorage, AK             September 1, 2000

Business Radio Authorization(s):

Call Sign                  Location                  Expiration Date
--------------------------------------------------------------------
KNCD-389                   Anchorage, AK             December 19, 1999

WNJY-380                   Bethel, AK                June 30, 1999

KNHN-226                   Kenai, AK                 June 20, 1999

WPFT-991                   Anchorage, AK             October 5, 1999


Private Operational Fixed Microwave Station Authorization(s):

Call Sign                  Location                  Expiration Date
--------------------------------------------------------------------
WPJD-479                   Anchorage, AK             March 5,  2001

Receive Only Earth Station Authorization(s):

Call Sign                  Location                  Expiration Date
--------------------------------------------------------------------
KE-92                      Anchorage, AK             February 17, 2001

E3455                      Bethel, AK                November 13, 2001

E930263                    Kenai, AK                 April 19, 2003




                                          General Communication, Inc. - Form 8-K

                                  SCHEDULE III

SYSTEM:           Anchorage, AK
COORDINATES:      61-10-49N;  149-53-06W
RADIUS:           36 km

CHANNEL                    FREQUENCY                      FCC NOTIFICATION DATE
-------------------------------------------------------------------------------
Control                    113.2250                           October 28, 1996
A-2                        109.2750                           October 28, 1996
A-1                        115.2750                           October 28, 1996
A                          121.2625                           October 28, 1996
B                          127.2625                           October 28, 1996
C                          133.2625                           October 28, 1996
L                          229.2625                           October 28, 1996
M                          235.2625                           October 28, 1996
N                          241.2625                           October 28, 1996
O                          247.2625                           October 28, 1996
P                          253.2625                           October 28, 1996
Q                          259.2625                           October 28, 1996
R                          265.2625                           October 28, 1996
S                          271.2625                           October 28, 1996
T                          277.2625                           October 28, 1996
U                          283.2625                           October 28, 1996
V                          289.2625                           October 28, 1996
W                          295.2625                           October 28, 1996
AA                         301.2625                           October 28, 1996
BB                         307.2625                           October 28, 1996
CC                         313.2625                           October 28, 1996
DD                         319.2625                           October 28, 1996
EE                         325.2625                           October 28, 1996
FF                         331.2750                           October 28, 1996
GG                         337.2625                           October 28, 1996
HH                         343.2625                           October 28, 1996
II                         349.2625                           October 28, 1996
JJ                         355.2625                           October 28, 1996
KK                         361.2625                           October 28, 1996
LL                         367.2625                           October 28, 1996
MM                         373.2625                           October 28, 1996
NN                         379.2625                           October 28, 1996
OO                         385.2625                           October 28, 1996
PP                         391.2625                           October 28, 1996
QQ                         397.2625                           October 28, 1996



                                          General Communication, Inc. - Form 8-K

                                  SCHEDULE III
                                   (continued)

SYSTEM:           Kanai, AK
COORDINATES:      60-34-04N;  151-07-51W
RADIUS:           12.7 km

CHANNEL                    FREQUENCY                      FCC NOTIFICATION DATE
-------------------------------------------------------------------------------
A-2                        109.2750                           February 1, 1990
A-1                        115.2750                           February 1, 1990
A                          121.2625                           February 1, 1990
B                          127.2625                           February 1, 1990
C                          133.2625                           February 1, 1990
L                          229.2625                           February 1, 1990
M                          235.2625                           February 1, 1990
N                          241.2625                           February 1, 1990
O                          247.2625                           February 1, 1990
P                          253.2625                           February 1, 1990
Q                          259.2625                           February 1, 1990
R                          265.2625                           February 1, 1990
S                          271.2625                           February 1, 1990
T                          277.2625                           February 1, 1990
U                          283.2625                           February 1, 1990
V                          289.2625                           February 1, 1990
W                          295.2625                           February 1, 1990
AA                         301.2625                           February 1, 1990
BB                         307.2625                           February 1, 1990
CC                         313.2625                           February 1, 1990
DD                         319.2625                           February 1, 1990
EE                         325.2625                           February 1, 1990
FF                         331.2750                           February 1, 1990
GG                         337.2625                           February 1, 1990
HH                         343.2625                           February 1, 1990
II                         349.2625                           February 1, 1990
JJ                         355.2625                           February 1, 1990
KK                         361.2625                           February 1, 1990
LL                         367.2625                           February 1, 1990
MM                         373.2625                           February 1, 1990
NN                         379.2625                           February 1, 1990
OO                         385.2625                           February 1, 1990
PP                         391.2625                           February 1, 1990
QQ                         397.2625                           February 1, 1990



                                          General Communication, Inc. - Form 8-K

                                  SCHEDULE III
                                   (continued)

SYSTEM:           Bethel, AK
COORDINATES:      60-47-55N;  161-45-55W
RADIUS:           7 km

CHANNEL                    FREQUENCY                      FCC NOTIFICATION DATE
-------------------------------------------------------------------------------
A-2                        109.2750                           February 1, 1990
A-1                        115.2750                           February 1, 1990
A                          121.2625                           February 1, 1990
B                          127.2625                           February 1, 1990
C                          133.2625                           February 1, 1990
L                          229.2625                           February 1, 1990
M                          235.2625                           February 1, 1990
N                          241.2625                           February 1, 1990
O                          247.2625                           February 1, 1990
P                          253.2625                           February 1, 1990
Q                          259.2625                           February 1, 1990
R                          265.2625                           Feburary 1, 1990
S                          271.2625                           February 1, 1990
T                          277.2625                           February 1, 1990
U                          283.2625                           February 1, 1990
V                          289.2625                           February 1, 1990
W                          295.2625                           February 1, 1990
AA                         301.2625                           February 1, 1990
BB                         307.2625                           February 1, 1990
CC                         313.2625                           February 1, 1990
DD                         319.2625                           February 1, 1990
EE                         325.2625                           February 1, 1990
FF                         331.2750                           February 1, 1990
GG                         337.2625                           February 1, 1990
HH                         343.2625                           February 1, 1990
II                         349.2625                           February 1, 1990
JJ                         355.2625                           February 1, 1990
KK                         361.2625                           February 1, 1990
LL                         367.2625                           February 1, 1990
MM                         373.2625                           February 1, 1990
NN                         379.2625                           February 1, 1990
OO                         385.2625                           February 1, 1990
PP                         391.2625                           February 1, 1990
QQ                         397.2625                           February 1, 1990



                                          General Communication, Inc. - Form 8-K

                                   SCHEDULE IV


Subscriber Notices:

Privacy Notices for 1988, 1992 and 1993 were not sent by Sellers. Complaint Procedure Notices for 1992 were not sent by Sellers.
Customer Services Notices for 1994 and 1995 were not sent by Sellers.




                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT O

                   FORM OF CERTIFICATE OF FINANCIAL CONDITION


         GCI Cable, Inc., an Alaska corporation (the "Borrower"),  acting by and
through                    ,  its                          ,  in connection with
that certain Loan Agreement dated October 31, 1996 (the "Loan Agreement") of even date among the Borrower, the various financial institutions which are party thereto (the "Banks"), Toronto Dominion (Texas), Inc., Credit Lyonnais, Cayman Island Branch, NationsBank of Texas, N.A., and The Chase Manhattan Bank, N.A. as managing agents (collectively, the "Managing Agents") and Toronto Dominion (Texas), Inc., as administrative agent for the Managing Agents and the Banks (the "Administrative Agent"), pursuant to which the Banks have agreed to make Loans to the Borrower in an aggregate principal amount not to exceed $205,000,000, as evidenced by those certain promissory notes of even date by the Borrower to the order of the Banks, the undersigned hereby certifies to the Administrative Agent, the Managing Agents and the Banks that:

                  1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Loan Agreement.


                  2. The financial statements and all other documents relating to the Borrower's present or projected financial future condition provided to the Administrative Agent, the Managing Agents and the Banks in connection with the Loan Agreement, including, without limitation, the balance sheet attached hereto as Schedule 1, have been prepared by the undersigned or under the supervision of the undersigned, or reviewed by the undersigned, with due diligence and in full awareness of the Administrative Agent's, the Managing Agents' and the Banks' reliance on the information contained therein in reaching their decision to make the Loans.

                  3. The Borrower, as a result of the Loans and any obligations incurred in connection therewith and the other transactions contemplated by the Loan Agreement, believes in good faith that it has not incurred and will not incur debts beyond its ability to satisfy them as they mature, and will have a positive cash flow after paying all of its anticipated Indebtedness, including the obligations due to the Banks under the Loan Agreement.

                  4. After giving effect to the Loans and the obligations incurred in connection therewith and the other transactions contemplated by the Loan Agreement, the Borrower anticipates that it will have sufficient proceeds from its cash flow, the sale of current assets in the ordinary course of business, and the proceeds of contemplated sales of assets not necessary for the Borrower's business, to pay recurring current debt and long-term debt service as such debts mature. The cash flow of the Borrower combined with asset sales proceeds, is expected to be sufficient


                                          General Communication, Inc. - Form 8-K
to provide the cash needed to repay existing long-term indebtedness as such debt matures.

                  5. Based on the present and anticipated needs for capital of the businesses conducted, or anticipated to be conducted in the future by the Borrower, and after giving effect to the Loans, the Borrower will not be left with unreasonably small capital to finance the needs and anticipated needs of the Borrower's business.

                  IN WITNESS  WHEREOF,  the Borrower has caused the execution of
this Certificate this     day of October, 1996.

                                    GCI CABLE, INC.

                                    By:     /s/      John M. Lowber
                                    Title:   Secretary/Treasurer


Schedule 1 -     Balance Sheet of the Borrower as of
                 October 31, 1996, after giving effect
                 to the closing of the Loans and the Cooke
                 Acqusition as of the Agreement Date, and on a pro forma basis as if the Rock Acquisition had closed on such date



                                          General Communication, Inc. - Form 8-K

                                                                       EXHIBIT P

                                                                        GCI Cable, Inc.

                                                                    1997 Subscriber Report

                                                                          BASIC SERVICE
-----------------------------------------------------------------------------------------------------------------------------------
                                Homes                                              Connections
                                     ----------------------------------------------------------------------------------------------
           Plant Miles         Passed            Adds         Disconnects          Actual         Budget       Hotel Rooms   Sat. %
-----------------------------------------------------------------------------------------------------------------------------------
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
-----------------------------------------------------------------------------------------------------------------------------------
                                                    0                 0
===================================================================================================================================


                                PAY SERVICES                                                             ADDITIONAL OUTLETS
----------------------------------------------------------------------------                       ----------------------------
                                 Connections
              -----------------------------------------------
              Actual               Budget         Hotel Rooms        Sat. %*                       Actual                Budget
----------------------------------------------------------------------------                       ----------------------------
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
----------------------------------------------------------------------------                       ----------------------------
============================================================================                       ============================


* Saturation % computed exclusive of hotel rooms.


                                          General Communication, Inc. - Form 8-K

                                    EXHIBIT Q

                         FORM OF SUBORDINATION AGREEMENT


                  THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of October 31, 1996 is made by and among GCI CABLE, INC., an Alaska corporation (the "Borrower"), GENERAL COMMUNICATION, INC., an Alaska corporation (the "Subordinated Creditor") and TORONTO DOMINION (TEXAS), INC. (the "Administrative Agent").

                                    Recitals

                  1. The Borrower, the Managing Agents, Co-Agents, and the Banks (as defined in the Loan Agreement) and the Administrative Agent are parties to that certain Loan Agreement dated as of October 31, 1996 (as amended, modified, substituted and replaced, from time to time, the "Loan Agreement") pursuant to which the Banks have made loans to the Borrower (collectively, the "Loans") and the Borrower has executed and delivered to the Banks one or more promissory notes (each, as amended, modified, substituted and replaced from time to time, a "Note").

                  2. The Borrower may hereafter from time to time become indebted or otherwise obligated to the Subordinated Creditor. (All indebtedness and other obligations of the Borrower to the Subordinated Creditor now or hereafter existing (whether created directly or acquired by assignment or otherwise), and interest, fees and premiums, if any, thereon and other amounts payable in respect thereof or in connection therewith, are hereinafter referred to as the "Subordinated Debt".)

                  3.  It  is  a  condition   precedent  to  the   incurrence  of
Subordinated Debt by the Borrower that the Subordinated Creditor shall have executed and delivered this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Administrative Agent, the Managing Agents, the Co-Agents and the Banks to permit the Borrower to incur the Subordinated Debt, the Subordinated Creditor, the Borrower and the Administrative Agent, for itself and for the ratable benefit of the Banks, each hereby agree that all capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement and further agree as follows:

                  SECTION 1. Agreement to Subordinate. The Subordinated Creditor and the Borrower each agrees that the Subordinated Debt shall be subordinate, to the extent provided herein, to the prior payment in full of all Obligations of the Borrower now or hereafter existing under the Loan Agreement, any Note and the other Loan Documents, whether for principal, interest (including, without limitation, interest, as provided in the Loan Agreement


                                          General Communication, Inc. - Form 8-K
and any Note, accruing after the filing of a petition initiating any proceeding referred to in Section 2(a), whether or not such interest accrues after the filing of such petition for purposes of Title 11 of the United States Code or is an allowed claim in such proceeding), fees, expenses or otherwise. For purposes of this Agreement, the Obligations shall not be deemed to have been paid in full until the Commitment has been terminated and the Administrative Agent, for the ratable benefit of the Banks, shall have received indefeasible payment of the Obligations in full in cash with such payment not being avoidable or subject to defeasement in any proceeding referred to in Section 2(a)(ii).

                  SECTION 2.          Events of Subordination.

         (a) (i) So long as the Obligations have not been paid in full, no payment (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated
Debt) shall be made by or on behalf of the Borrower for or on account of the Subordinated Debt, and the Subordinated Creditor shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, unless and until the Obligations shall have been paid in full; and

                  (ii) In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise, the Administrative Agent, for itself and for the ratable benefit of the Banks, shall be entitled to receive payment in full of the Obligations before the Subordinated Creditor is entitled to receive any payment of all or any of the Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated
Debt) shall be paid or delivered directly to the Administrative Agent for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

                  (b) In the event that any Subordinated Debt is declared due and payable before its stated maturity, the Administrative Agent, for itself and for the ratable benefit of the Banks, shall, as provided in the Loan Agreement, be entitled to receive payment in full of all amounts due or to become due on or in respect of all Obligations before the Subordinated Creditor is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Borrower being


                                          General Communication, Inc. - Form 8-K
subordinated to the payment of the Subordinated Debt) by the Borrower on account of the Subordinated Debt.

                  SECTION 3. In Furtherance of Subordination. The Subordinated Creditor agrees as follows:

                  (a) If any proceeding referred to in Section 2(a)(ii) above is commenced by or against the Borrower,

                           (i) the  Administrative  Agent is hereby  irrevocably
                  authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 2(a) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt in the best interests of the Administrative Agent (which shall include the right to vote to approve a plan of reorganization in bankruptcy in which the claims of the Subordinated Creditor are impaired), or enforcing any security interest or other Lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent hereunder; and

                      (ii) the  Subordinated  Creditor  shall duly and  promptly take such action as the Administrative Agent may reasonably request (A) to collect the Subordinated Debt for the account of the Administrative Agent, for itself and on behalf of the Banks, and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may reasonably request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other Liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

                  (b) All payments or distributions upon or with respect to the Subordinated Debt which are received by or on behalf of the Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Administrative Agent, for itself and for the ratable benefit of the Banks, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or


                                          General Communication, Inc. - Form 8-K
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
         prepayment of the Obligations in accordance with the terms of the Loan Agreement and the Notes.

                  (c) The Administrative Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                  (d) The Subordinated Debt shall be unsecured Indebtedness.

                  SECTION 4. Subordinated Creditor's Commencement of Proceedings. The Subordinated Creditor agrees that, so long as the Commitment shall not have been terminated and the Obligations shall not have been paid in full in cash, the Subordinated Creditor will not take, sue for, ask or demand from the Borrower payment of all or any of the Subordinated Debt, or commence, or join with any creditor other than the Administrative Agent in commencing, directly or indirectly to cause the Borrower to commence, or assist the Borrower in commencing, any proceeding referred to in Section 2(a) or initiate any judicial action to seek to enforce collection of the Subordinated Debt.

                  SECTION 5. Rights of Subrogation. The Subordinated Creditor agrees that no payment or distribution to the Administrative Agent pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any right of subrogation in respect thereof until the Obligations shall have been paid in full and the Commitment terminated.

                  SECTION 6. Subordination Legend; Further Assurances. The Subordinated Creditor and the Borrower will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Obligations (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement dated October 31, 1996 by the maker hereof and payee named herein in favor of Toronto Dominion (Texas), Inc., as administrative agent and its successors and assigns."

The Subordinated Creditor and the Borrower each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Administrative Agent's request cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. The Subordinated


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
Creditor and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent, for itself and for the ratable benefit of the Banks, to exercise and enforce its rights and remedies hereunder.

                  SECTION 7. Agreements in Respect of Subordinated Debt.

                  (a)  The   Subordinated   Creditor   will  not,   without  the
Administrative Agent's prior written consent:

                           (i) Convert or exchange any of the Subordinated  Debt
                  into or for any other indebtedness or subordinate any of the Subordinated Debt to any indebtedness of the Borrower other than the Obligations;

                           (ii) Sell,  assign,  pledge,  encumber  or  otherwise
                  dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement;

                           (iii) Permit the terms of any of the Subordinated Debt to be amended or changed in any manner which adversely affects the interests of the Administrative Agent and the Banks hereunder; or

                           (iv) Accept or receive any payment of  principal  of,
                  or interest or other amounts owing on, the Subordinated Debt.

                  (b) The Subordinated Creditor shall promptly notify the Administrative Agent of the occurrence of any default under its loan agreement with the Borrower.

                  SECTION 8. Agreement by the Borrower. The Borrower agrees that it will not make any payment of any of the Subordinated Debt or take any other action, in contravention of the provisions of this Agreement.

                  SECTION 9. Obligations Hereunder Not Affected. All rights and interests of the Administrative Agent for itself and for the ratable benefit of the Banks hereunder, and all agreements and obligations of the Subordinated Creditor and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

             (i) any lack of validity or enforceability of the Loan Agreement or any Note or any other agreement or instrument relating thereto;

             (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent


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
         to any departure from the Loan Agreement or any Note, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or otherwise;

            (iii) any taking, exchange, or release of or non-perfection of any security interest on, any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

             (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower;

             (v) any change, restructuring or termination of the corporate structure or existence of the Borrower; or

             (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

                  SECTION 10. Waiver. The Subordinated Creditor and the Borrower each hereby waives promptness, diligence, notice of acceptance and any other notice (except for notice expressly required under this Agreement or under any of the Loan Documents) with respect to any of the Obligations and this Agreement and any requirement that the Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

                  SECTION 11.  Representations and Warranties.

                  (a) The Borrower hereby represents and warrants to the Subordinated Creditor and the Administrative Agent that all instruments evidencing the Subordinated Debt shall be duly authorized, issued and copies shall be delivered to the Administrative Agent simultaneously with the incurrence of the Subordinated Debt, and shall constitute a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms. There exists no default in respect of any such Subordinated Debt.

                  (b) The Subordinated Creditor hereby represents and warrants to the Administrative Agent as follows:



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
                           (i) The Subordinated  Creditor shall be the legal and
                  beneficial owner of the Subordinated Debt free and clear of any Lien, security interest, option or other charge or encumbrance.

                           (ii) There are no conditions precedent to the effectiveness of the Subordinated Creditor's obligations under this Agreement, which conditions have not been satisfied or waived.

                           (iii) The  Subordinated  Creditor has,  independently
                  and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                  SECTION 12.  Amendments,  Etc. No  amendment  or waiver of any provision of this Agreement, and no consent to any departure by the Administrative Agent, the Subordinated Creditor or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by all parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 13. Expenses. The Borrower agrees upon demand to pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Administrative Agent may incur in connection with the (i) the administration of this Agreement, (ii) the exercise or enforcement of any of the rights of the Administrative Agent, for itself and the Banks, hereunder or (iii) the failure by the Borrower to perform or observe any of the provisions hereof. In addition, the Subordinated Creditor agrees upon demand to pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Administrative Agent may incur in connection with the failure by the Subordinated Creditor to perform or observe any of the provisions hereof.

                  SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Subordinated Creditor, to it at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503 and if to the Borrower or the Administrative Agent, at its address specified in the Loan Agreement, or as to each party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

                  SECTION 15. No Waiver; Remedies. No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall


                                          General Communication, Inc. - Form 8-K
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
operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 16. Continuing Agreement; Assignments. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations and the termination of the Commitment(after which time this Agreement shall be of no further force or effect), (ii) be binding upon the Subordinated Creditor, the Borrower and their respective successors, and (iii) be binding upon, inure to the benefit of, and be enforceable by, the Administrative Agent, the Subordinated Creditor, and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Administrative Agent may, as provided in the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement and any Note (including, without limitation, all or any portion of its Loans) to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to the Administrative Agent herein or otherwise. The Borrower shall not assign its obligations hereunder without the prior written consent of the Administrative Agent.

                  SECTION 17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, excluding its principles of conflicts of laws.

                  SECTION 18. Borrower's Obligations Unconditional. The provisions of this Agreement are for the purpose of defining the relative rights of the Administrative Agent, the Subordinated Creditor and the Borrower. Nothing herein shall impair, as between the Borrower and the Subordinated Creditor, the obligation of the Borrower, which is unconditional and absolute, to pay to the Subordinated Creditor the full amount of the principal, premium (if any) and interest on the Subordinated Debt in accordance with the terms thereof, and to comply with all of its covenants and agreements with respect thereto subject only to the Administrative Agent's rights herein; nor shall anything herein prevent the Subordinated Creditor (except as expressly otherwise provided in this Agreement) from exercising all remedies otherwise permitted by Applicable Law or hereunder upon default under its loan agreement with the Borrower, subject to the rights of the Administrative Agent set forth in this Agreement.

                  SECTION 19. Termination of Agreement. Upon the indefeasible payment and satisfaction in full in cash of all of the Obligations and the termination of the Commitment, this Agreement shall automatically terminate without any additional action by any party hereto.



                                          General Communication, Inc. - Form 8-K

                  SECTION 20. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one in the same instrument.




                 [the rest of this page is intentionally blank]



                                          General Communication, Inc. - Form 8-K

                  IN WITNESS WHEREOF, the Subordinated Creditor, the Borrower and the Administrative Agent each have caused this Agreement to be duly executed and delivered by its officer or partner thereunto duly authorized as of the date first above written.

SUBORDINATED
CREDITOR:                                     GENERAL COMMUNICATION, INC.



                                              By: /s/ John M. Lowber
                                              Title: Senior Vice President


BORROWER:                                     GCI CABLE, INC.

                                              By: /s/ John M. Lowber
                                              Title: Secretary/Treasurer


ADMINISTRATIVE AGENT:                         TORONTO DOMINION (TEXAS), INC.



                                              By /s/ Jano Mott
                                              Title: Vice President





                                          General Communication, Inc. - Form 8-K
                                                                        Page 420